UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: September 30

Registrant is making a filing for 9 of its series:

Wells Fargo Advantage Diversified Capital Builder Fund, Wells Fargo Advantage Diversified Income Builder Fund, Wells Fargo Advantage Index Asset Allocation Fund, Wells Fargo Advantage C&B Mid Cap Value Fund, Wells Fargo Advantage Common Stock Fund, Wells Fargo Advantage Discovery Fund, Wells Fargo Advantage Enterprise Fund, Wells Fargo Advantage Opportunity Fund, and Wells Fargo Advantage Special Mid Cap Value Fund

Date of reporting period: September 30, 2014

ITEM 1. REPORT TO STOCKHOLDERS

Wells Fargo Advantage
Diversified Capital Builder Fund

Annual Report

September 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Diversified Capital Builder Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite macroeconomic challenges, U.S. economic numbers showed improvement.

Investors’ positive outlook for the U.S. economy contributed to a solid domestic stock market for most of the period.

Dear Valued Shareholder:

We are pleased to offer you this annual report for Wells Fargo Advantage Diversified Capital Builder Fund for the 12-month period that ended September 30, 2014. The period was marked by heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine and later as Islamic militants (formerly known as ISIS) gained territory in Iraq and Syria. Toward the end of the reporting period, market volatility increased as renewed fears of slowing global growth took hold, and investors began to price in expectations that the U.S. Federal Reserve (Fed) was finally looking to raise short-term interest rates.

The Federal Reserve continued to provide liquidity to the markets.

Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero. In January 2014, the FOMC began to reduce (or taper) its bond-buying program by $10 billion per month and continued the taper throughout the reporting period. Some anticipated this action would lead to higher interest rates, however, interest rates followed a downward trend throughout the end of the reporting period, despite short-term volatility.

Although the geopolitical situation presented challenges, U.S. stock markets gained on positive economic data.

Geopolitical events were major obstacles throughout the reporting period. The ongoing standoff between the West (the U.S., Europe, and their allies) and Russia over Ukraine began in late 2013 and fed into stock market volatility early in 2014. The situation’s effect on the stock market faded as investors began to believe that the situation would not result in war, but as of September 2014, the situation had resulted in economic sanctions from the West against Russia. However, even as the market began to focus less on that situation, the advance of Islamic militants in Iraq and Syria led to airstrikes by the U.S. and its allies and fears of a regional war in the Middle East.

Despite macroeconomic challenges, U.S. economic numbers showed improvement. The unemployment rate continued its slow improvement, declining from 7.2% in October 2013 to 5.9% in September 2014. Gross domestic product (GDP) growth for the fourth quarter of 2013 was a solid 3.5% on an annualized basis, supporting the view of a recovering economy. Although investors received an unpleasant surprise when GDP growth for the first quarter of 2014 declined by 2.1% on an annualized basis, several commentators suggested that harsh winter weather may have dampened economic activity. Economic growth did accelerate in the second quarter of 2014, with an annualized GDP growth rate of 4.6%.

Investors’ positive outlook for the U.S. economy contributed to a solid domestic stock market for most of the period. However, slowing global economic growth, combined with renewed geopolitical concerns (including protests in Hong Kong), caused stock market weakness in September 2014. Despite the late-period uncertainty, large-cap stocks (measured by the S&P 500 Index1) finished the period with a gain of 19.73%. The two best-performing sectors were information technology, which benefited from a recovering economy, and health care, which benefited from the implementation of the Affordable Care Act.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Diversified Capital Builder Fund	3

In the bond market, high-yield bonds continued to benefit from a low default rate and investor demand for yield. As a result, the BofA Merrill Lynch High Yield Master II Index2 gained 7.23% for the 12-month period. Declining interest rates helped investment-grade bonds post modest gains, with the Barclays U.S. Aggregate Bond Index3 gaining 3.96%.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

2.	The BofA Merrill Lynch High Yield Master II Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index.

3.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

4	Wells Fargo Advantage Diversified Capital Builder Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Margaret Patel

Average annual total returns1 (%) as of September 30, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKBAX)	1-20-1998	12.27	11.84	5.21	19.10	13.16	5.84	1.20	1.20
Class B (EKBBX)*	9-11-1935	13.15	12.04	5.35	18.15	12.30	5.35	1.95	1.95
Class C (EKBCX)	1-22-1998	17.21	12.33	5.07	18.21	12.33	5.07	1.95	1.95
Administrator Class (EKBDX)	7-30-2010	–	–	–	19.39	13.42	6.01	1.04	0.95
Institutional Class (EKBYX)	1-26-1998	–	–	–	19.68	13.64	6.20	0.77	0.77
Diversified Capital Builder Blended Index[4]	–	–	–	–	15.97	14.59	8.47	–	–
BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index[5]	–	–	–	–	7.14	10.34	8.12	–	–
Russell 1000® Index[6]	–	–	–	–	19.01	15.90	8.46	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield risk securities, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Diversified Capital Builder Fund	5

Growth of $10,000 investment[7] as of September 30, 2014

1.	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Diversified Capital Builder Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through January 31, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.20% for Class A, 1.95% for Class B, 1.95% for Class C, 0.95% for Administrator class, and 0.78% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	Source: Wells Fargo Funds Management, LLC. The Diversified Capital Builder Blended Index is composed of the following indexes: Russell 1000® Index (75%) and BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index (25%). You cannot invest directly in an index.

5.	The BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index is an unmanaged market index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond index. This index was previously named the BofA Merrill Lynch High Yield Master Index. You cannot invest directly in an index.

6.	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

7.	The chart compares the performance of Class A shares for the most recent ten years with the Diversified Capital Builder Blended Index, BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index, and the Russell 1000 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

8.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

9.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Diversified Capital Builder Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares, excluding sales charges, outperformed its benchmarks, the Diversified Capital Builder Blended Index and the Russell 1000 Index, as well as the BofA Merrill Lynch High Yield U. S. Corporates, Cash Pay Index, for the 12-month period that ended September 30, 2014.

■	The Fund outperformed the Diversified Capital Builder Blended Index, in part, due to its above-benchmark weighting in stocks versus the 75% equity/25% fixed-income weighting of the Diversified Capital Builder Blended Index, during a period in which stocks outperformed the high-yield market. Our preference for above-average-quality high-yield bonds also modestly contributed to outperformance versus the BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index.

■	Detractors included several real estate investment trusts (REITs), as well as some energy service companies that were especially sensitive to the decline in the price of oil toward the end of the reporting period.

The period was marked by declining U.S. Treasury yields and a slowly improving domestic economy.

Within the BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index, higher-rated below investment grade bonds had a somewhat stronger correlation to the declines in U.S. Treasury yields; as Treasury rates dropped, the yields of higher-rated below investment grade bonds also declined, with resulting small increases in prices. In contrast, lower-rated high-yield issues did not participate in the rate declines. In fact, the prices of lower-rated bonds actually declined modestly as their yields increased during the period.

Our strategy of emphasizing stocks and bonds of companies that are more sensitive to improving U.S. economic conditions helped the Fund’s returns for the year. In addition, overweighting some sectors and industries that we believed were undervalued for their growth potential—such as health care, aerospace, and defense—added to relative return. Some interest-rate-sensitive parts of the market, such as utilities and master limited partnerships, also outperformed, in part, because Treasury rates continued to decline during the period.

Ten long-term largest holdings[8] (%) as of September 30, 2014
CVS Health Corporation	4.98
Tronox Finance LLC	4.38
Covidien plc	3.36
FEI Company	2.99
Genuine Parts Company	2.96
Becton Dickinson & Company	2.88
Kinder Morgan Incorporated	2.88
Automatic Data Processing Incorporated	2.81
Amphenol Corporation Class A	2.70
AbbVie Incorporated	2.68

In the Fund’s stock portfolio, several holdings, primarily in the health care, energy, and materials sectors, were major contributors to performance. LyondellBasell Industries NV, a basic and diversified chemicals company, was a strong outperformer. In the health care sector, CVS Health Corporation, Covidien plc, Forest Laboratories Incorporated, and Allergan Incorporated, all were strong performers, in part, because all four have received far-above-market takeover bids from other health care corporations. In the energy category, Phillips 66, Marathon Petroleum Corporation, and Energy Transfer Equity LP all outperformed. (We took profits in Forest Laboratories and Marathon Petroleum and no longer hold those positions.)

Detractors included several energy-service companies,

such as Chart Industries Incorporated, Cabot Oil & Gas Corporation, and Hornbeck Offshore Services Incorporated. In addition, in the financials sector, several REITS mildly detracted from performance, including HCP Incorporated, Plum Creek Timber Company Incorporated, and Health Care REIT Incorporated. We sold out of Health Care REIT before the end of the reporting period, although we maintained exposure to the REIT industry.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Diversified Capital Builder Fund	7

Portfolio allocation[9] as of September 30, 2014

Specific to the Fund’s fixed-income portfolio, over the past year, we have gradually raised the average quality of our high-yield holdings, reflecting the better investment values of higher-quality issues that were available for just modestly lower yields compared with lower-rated issues.

We continue to focus our holdings on high-yield bonds of U. S.-based companies that have publicly issued common stock and that we judge to have competitive business positions and flexible balance sheets. We believe such companies should be able to withstand a slowdown in their sales and profits or a diminished access to credit should there be a reduction in liquidity provided by financial lenders. We believe that with fixed-income yields near their historical lows, the small amount of yield forgone by positioning the Fund in better-quality high-yield securities is modest, especially when compared with the relative risk of capital losses should the high-yield market suffer a significant correction. We have maintained larger bond positions in Tronox Finance LLC, as well as utility companies AES Corporation and NRG Energy Incorporated, because we regard them as stable to improving credits.

Our outlook continues to be one of cautious optimism.

While the pace of economic growth is low compared with previous recoveries after recessions, we believe the intrinsic dynamism, creativity, and basic strengths of the U. S. economy should provide opportunities in both the stock and high-yield bond markets over the next year. The housing and automobile sectors are on multiyear upswings. The expansion of exploration and development of shale gas and petroleum liquids at relatively low costs compared with imported or conventionally extracted oil and gas in the U. S. has provided a boon to both businesses and consumers, improving the competitive positions of U.S. companies and offering some cost relief to consumers for utility and fuel costs. We will continue to concentrate our equity holdings in companies that we believe have proprietary technology, pharmaceutical companies that are developing new drugs, and sectors of the economy that should be able to grow their revenues from developing U. S. natural resources.

In our view, the high-yield bond market has relatively attractive fundamentals—improving business prospects, lower costs of issuing bonds, a liquid and diverse universe of new issuers, and low levels of estimated bond defaults (around 2% annually). However, we are cautious about the potential for high-yield interest rates rising should the U.S. Federal Reserve attempt to raise interest rates. Yet, with the currently wide yield differentials for high yield versus investment-grade bonds, we think high-yield bonds should provide enough income to compensate for their credit risks.

Please see footnotes on page 5.

8	Wells Fargo Advantage Diversified Capital Builder Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2014 to September 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2014	Ending account value 9-30-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,035.89	$6.12	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07	1.20%
Class B
Actual	$1,000.00	$1,032.66	$9.94	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.29	$9.85	1.95%
Class C
Actual	$1,000.00	$1,032.09	$9.93	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.29	$9.85	1.95%
Administrator Class
Actual	$1,000.00	$1,037.19	$4.85	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81	0.95%
Institutional Class
Actual	$1,000.00	$1,039.36	$3.99	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.16	$3.95	0.78%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2014	Wells Fargo Advantage Diversified Capital Builder Fund	9

Security name	Shares	Value

Common Stocks: 82.75%

Consumer Discretionary: 5.79%

Distributors: 2.97%
Genuine Parts Company	200,000	$17,542,000

Hotels, Restaurants & Leisure: 1.18%
Marriott International Incorporated Class A	100,000	6,990,000

Specialty Retail: 1.64%
Group 1 Automotive Incorporated	45,000	3,271,950
The Home Depot Incorporated	70,000	6,421,800

		9,693,750

Consumer Staples: 6.30%

Food & Staples Retailing: 4.98%
CVS Health Corporation	370,000	29,448,300

Personal Products: 1.32%
Estee Lauder Companies Incorporated Class A	105,000	7,845,600

Energy: 13.49%

Energy Equipment & Services: 0.57%
Bristow Group Incorporated	50,000	3,360,000

Oil, Gas & Consumable Fuels: 12.92%
Anadarko Petroleum Corporation	30,000	3,043,200
Cabot Oil & Gas Corporation	40,000	1,307,600
ConocoPhillips Company	70,000	5,356,400
Energy Transfer Equity LP	210,000	12,954,900
EOG Resources Incorporated	150,000	14,853,000
Kinder Morgan Incorporated «	445,000	17,061,300
Marathon Oil Corporation	215,000	8,081,850
NOW Incorporated «†	20,000	608,200
Plains All American Pipeline LP	190,000	11,183,400
Range Resources Corporation	30,000	2,034,300

		76,484,150

Financials: 1.05%

Banks: 0.76%
PNC Financial Services Group Incorporated	40,000	3,423,200
Regions Financial Corporation	50,000	502,000
SunTrust Banks Incorporated	15,000	570,450

		4,495,650

REITs: 0.29%
Boston Properties Incorporated	15,000	1,736,400

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Diversified Capital Builder Fund	Portfolio of investments—September 30, 2014

Security name	Shares	Value

Health Care: 19.49%

Biotechnology: 1.94%
Amgen Incorporated	40,000	$5,618,400
Celgene Corporation †	20,000	1,895,600
Medivation Incorporated †	40,000	3,954,800

		11,468,800

Health Care Equipment & Supplies: 6.94%
Baxter International Incorporated	20,000	1,435,400
Becton Dickinson & Company	150,000	17,071,500
CareFusion Corporation †	30,000	1,357,500
Covidien plc	230,000	19,897,300
Hologic Incorporated †	40,000	973,200
Meridian Diagnostics Incorporated «	20,000	353,800

		41,088,700

Health Care Providers & Services: 1.64%
DaVita HealthCare Partners Incorporated †	40,000	2,925,600
McKesson Corporation	35,000	6,813,450

		9,739,050

Life Sciences Tools & Services: 1.03%
Thermo Fisher Scientific Incorporated	50,000	6,085,000

Pharmaceuticals: 7.94%
AbbVie Incorporated	275,000	15,884,000
Actavis plc †	25,000	6,032,000
Allergan Incorporated	30,000	5,345,700
Mylan Laboratories Incorporated †	210,000	9,552,900
Novartis AG ADR	25,000	2,353,250
Salix Pharmaceuticals Limited †	50,000	7,812,000

		46,979,850

Industrials: 13.81%

Aerospace & Defense: 3.01%
Curtiss-Wright Corporation	15,000	988,800
General Dynamics Corporation	50,000	6,354,500
Lockheed Martin Corporation	40,000	7,311,200
United Technologies Corporation	30,000	3,168,000

		17,822,500

Building Products: 1.75%
Apogee Enterprises Incorporated	135,000	5,373,000
Lennox International Incorporated	65,000	4,996,550

		10,369,550

Construction & Engineering: 0.05%
Dycom Industries Incorporated †	10,000	307,100

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2014	Wells Fargo Advantage Diversified Capital Builder Fund	11

Security name	Shares	Value

Electrical Equipment: 3.55%
AMETEK Incorporated	155,000	$7,782,550
Regal Beloit Corporation	70,000	4,497,500
Rockwell Automation Incorporated	45,000	4,944,600
Sensata Technologies Holdings NV †	85,000	3,785,050

		21,009,700

Industrial Conglomerates: 1.25%
Danaher Corporation	30,000	2,279,400
Roper Industries Incorporated	35,000	5,120,150

		7,399,550

Machinery: 4.20%
Chart Industries Incorporated «†	5,000	305,650
Donaldson Company Incorporated	40,000	1,625,200
Flowserve Corporation	105,000	7,404,600
IDEX Corporation	110,000	7,960,700
Pall Corporation	90,000	7,533,000

		24,829,150

Information Technology: 10.96%

Electronic Equipment, Instruments & Components: 5.76%
Amphenol Corporation Class A	160,000	15,977,600
FEI Company	235,000	17,723,700
Knowles Corporation †	15,000	397,500

		34,098,800

IT Services: 2.81%
Automatic Data Processing Incorporated	200,000	16,616,000

Software: 0.84%
ServiceNow Incorporated †	85,000	4,996,300

Technology Hardware, Storage & Peripherals: 1.55%
Seagate Technology plc	160,000	9,163,200

Materials: 7.69%

Chemicals: 7.69%
Celanese Corporation Series A	30,000	1,755,600
Eastman Chemical Company	55,000	4,448,950
FMC Corporation	60,000	3,431,400
LyondellBasell Industries NV Class A	100,000	10,866,000
PPG Industries Incorporated	20,000	3,934,800
Sigma-Aldrich Corporation	25,000	3,400,250
Valspar Corporation	30,000	2,369,700
Westlake Chemical Corporation	130,000	11,256,700
Westlake Chemical Partners LP †	140,000	4,060,000

		45,523,400

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Diversified Capital Builder Fund	Portfolio of investments—September 30, 2014

Security name			Shares	Value

Utilities: 4.17%

Electric Utilities: 2.55%
American Electric Power Company Incorporated			50,000	$2,610,500
Edison International			50,000	2,796,000
NRG Yield Incorporated Class A			20,000	941,000
Pinnacle West Capital Corporation			160,000	8,742,400

				15,089,900

Gas Utilities: 0.08%
Atmos Energy Corporation			10,000	477,000

Multi-Utilities: 1.54%
CenterPoint Energy Incorporated			70,000	1,712,900
Sempra Energy			70,000	7,376,600

				9,089,500

Total Common Stocks (Cost $401,555,277)				489,748,900

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 15.85%

Consumer Discretionary: 0.99%

Media: 0.16%
DISH DBS Corporation	5.00%	3-15-2023	$1,000,000	959,375

Specialty Retail: 0.83%
Group 1 Automotive Incorporated 144A	5.00	6-1-2022	2,250,000	2,176,875
Penske Auto Group Incorporated	5.75	10-1-2022	2,700,000	2,740,500

				4,917,375

Energy: 1.99%

Energy Equipment & Services: 0.52%
Bristow Group Incorporated	6.25	10-15-2022	2,000,000	2,075,000
Hornbeck Offshore Services Incorporated	5.88	4-1-2020	1,000,000	1,000,000

				3,075,000

Oil, Gas & Consumable Fuels: 1.47%
Antero Resources Corporation 144A	5.13	12-1-2022	1,000,000	972,500
Atlas Pipeline Partners LP	5.88	8-1-2023	650,000	635,375
Energy Transfer Equity LP	5.88	1-15-2024	2,000,000	2,045,000
NGL Energy Partners LP/NGL Energy Finance Corporation 144A	5.13	7-15-2019	2,000,000	1,965,000
Regency Energy Partners LP	5.88	3-1-2022	1,000,000	1,042,500
Sabine Pass Liquefaction LLC	5.63	4-15-2023	2,000,000	2,020,000

				8,680,375

Financials: 0.58%

REITs: 0.58%
Crown Castle International Corporation	4.88	4-15-2022	3,000,000	2,917,500

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2014	Wells Fargo Advantage Diversified Capital Builder Fund	13

Security name	Interest rate	Maturity date	Principal	Value

REITs (continued)
Iron Mountain Incorporated	5.75%	8-15-2024	$500,000	$490,625

				3,408,125

Health Care: 1.17%

Health Care Providers & Services: 0.71%
DaVita HealthCare Partners Incorporated	5.75	8-15-2022	1,000,000	1,036,250
Fresenius Medical Care Holdings Incorporated 144A	5.88	1-31-2022	3,000,000	3,180,000

				4,216,250

Pharmaceuticals: 0.46%
Salix Pharmaceuticals Incorporated 144A	6.00	1-15-2021	2,500,000	2,706,250

Industrials: 0.77%

Building Products: 0.21%
Dycom Investments Incorporated	7.13	1-15-2021	1,200,000	1,266,000

Commercial Services & Supplies: 0.08%
Clean Harbors Incorporated	5.13	6-1-2021	500,000	495,625

Electrical Equipment: 0.22%
General Cable Corporation	5.75	10-1-2022	1,400,000	1,302,000

Road & Rail: 0.26%
Hertz Corporation	6.25	10-15-2022	1,500,000	1,518,750

Information Technology: 1.92%

Communications Equipment: 0.96%
CommScope Incorporated 144A	5.50	6-15-2024	5,800,000	5,698,500

Electronic Equipment, Instruments & Components: 0.58%
Anixter Incorporated	5.13	10-1-2021	2,500,000	2,468,750
Belden Incorporated 144A	5.25	7-15-2024	1,000,000	957,500

				3,426,250

IT Services: 0.38%
Neustar Incorporated	4.50	1-15-2023	2,500,000	2,212,500

Materials: 6.75%

Chemicals: 6.66%
Celanese U.S. Holdings LLC	4.63	11-15-2022	1,000,000	980,000
Kraton Polymers LLC	6.75	3-1-2019	1,770,000	1,836,375
Olin Corporation	5.50	8-15-2022	5,000,000	5,150,000
Rayonier Advanced Materials Products Incorporated 144A	5.50	6-1-2024	5,835,000	5,557,838
Tronox Finance LLC «	6.38	8-15-2020	25,788,000	25,916,940

				39,441,153

Containers & Packaging: 0.09%
Silgan Holdings Incorporated	5.00	4-1-2020	500,000	502,500

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Diversified Capital Builder Fund	Portfolio of investments—September 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Telecommunication Services: 0.17%

Wireless Telecommunication Services: 0.17%
SBA Telecommunications Corporation	5.63%	10-1-2019	$1,000,000	$1,015,000

Utilities: 1.51%

Independent Power & Renewable Electricity Producers: 1.51%
AES Corporation	5.50	3-15-2024	6,000,000	5,835,000
NRG Energy Incorporated	6.63	3-15-2023	2,500,000	2,581,250
NRG Energy Incorporated	7.88	5-15-2021	500,000	537,499

				8,953,749

Total Corporate Bonds and Notes (Cost $94,625,756)				93,794,777

Yankee Corporate Bonds and Notes: 0.67%

Energy: 0.17%

Energy Equipment & Services: 0.17%
McDermott International Incorporated 144A	8.00	5-1-2021	1,000,000	977,500

Industrials: 0.16%

Electrical Equipment: 0.16%
Sensata Technologies BV 144A	4.88	10-15-2023	1,000,000	965,000

Information Technology: 0.34%

Technology Hardware, Storage & Peripherals: 0.34%
Seagate HDD (Cayman)	4.75	6-1-2023	2,000,000	2,015,000

Total Yankee Corporate Bonds and Notes (Cost $3,965,786)				3,957,500

	Yield		Shares
Short-Term Investments: 6.08%

Investment Companies: 6.08%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07		1,860,195	1,860,195
Wells Fargo Securities Lending Cash Investments, LLC (r)(l)(u)	0.11		34,132,446	34,132,446

Total Short-Term Investments (Cost $35,992,641)				35,992,641

Total investments in securities
(Cost $536,139,460) *	105.35%	623,493,818
Other assets and liabilities, net	(5.35)	(31,684,871)

Total net assets	100.00%	$591,808,947

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2014	Wells Fargo Advantage Diversified Capital Builder Fund	15

«	All or a portion of this security is on loan.

†	Non-income-earning security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $535,654,896 and unrealized gains (losses) consists of:

Gross unrealized gains	$93,857,101
Gross unrealized losses	(6,018,179)

Net unrealized gains	$87,838,922

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Diversified Capital Builder Fund	Statement of assets and liabilities—September 30, 2014

Assets
Investments
In unaffiliated securities (including $33,467,825 of securities loaned), at value (cost $500,146,819)	$587,501,177
In affiliated securities, at value (cost $35,992,641)	35,992,641

Total investments, at value (cost $536,139,460)	623,493,818
Cash	2,008,063
Receivable for investments sold	5,647,944
Receivable for Fund shares sold	133,933
Receivable for dividends and interest	1,702,232
Receivable for securities lending income	10,492
Prepaid expenses and other assets	113,252

Total assets	633,109,734

Liabilities
Payable for investments purchased	5,954,306
Payable for Fund shares redeemed	401,477
Payable upon receipt of securities loaned	34,132,446
Advisory fee payable	289,844
Distribution fees payable	32,010
Administration fees payable	138,152
Accrued expenses and other liabilities	352,552

Total liabilities	41,300,787

Total net assets	$591,808,947

NET ASSETS CONSIST OF
Paid-in capital	$511,560,242
Undistributed net investment income	21,748
Accumulated net realized losses on investments	(7,127,401)
Net unrealized gains on investments	87,354,358

Total net assets	$591,808,947

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$431,388,305
Shares outstanding – Class A1	46,314,473
Net asset value per share – Class A	$9.31
Maximum offering price per share – Class A2	$9.88
Net assets – Class B	$5,180,069
Shares outstanding – Class B1	551,984
Net asset value per share – Class B	$9.38
Net assets – Class C	$45,669,820
Shares outstanding – Class C1	4,899,319
Net asset value per share – Class C	$9.32
Net assets – Administrator Class	$9,410,847
Shares outstanding – Administrator Class[1]	1,009,587
Net asset value per share – Administrator Class	$9.32
Net assets – Institutional Class	$100,159,906
Shares outstanding – Institutional Class[1]	10,809,365
Net asset value per share – Institutional Class	$9.27

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2014	Wells Fargo Advantage Diversified Capital Builder Fund	17

Investment income
Dividends	$9,158,505
Interest	4,776,733
Securities lending income, net	62,506
Income from affiliated securities	4,598

Total investment income	14,002,342

Expenses
Advisory fee	3,612,925
Administration fees
Fund level	305,720
Class A	1,119,198
Class B	15,643
Class C	113,795
Administrator Class	8,117
Institutional Class	98,464
Shareholder servicing fees
Class A	1,076,152
Class B	15,042
Class C	109,418
Administrator Class	19,433
Distribution fees
Class B	45,125
Class C	328,254
Custody and accounting fees	42,026
Professional fees	50,896
Registration fees	91,732
Shareholder report expenses	139,353
Trustees’ fees and expenses	13,253
Other fees and expenses	19,607

Total expenses	7,224,153
Less: Fee waivers and/or expense reimbursements	(53,109)

Net expenses	7,171,044

Net investment income	6,831,298

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	96,756,071
Net change in unrealized gains (losses) on investments	4,940,816

Net realized and unrealized gains (losses) on investments	101,696,887

Net increase in net assets resulting from operations	$108,528,185

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Diversified Capital Builder Fund	Statement of changes in net assets

	Year ended September 30, 2014		Year ended September 30, 2013

Operations
Net investment income		$6,831,298		$10,337,226
Net realized gains on investments		96,756,071		56,902,141
Net change in unrealized gains (losses) on investments		4,940,816		20,604,806

Net increase in net assets resulting from operations		108,528,185		87,844,173

Distributions to shareholders from
Net investment income
Class A		(4,033,418)		(6,474,175)
Class B		(8,084)		(62,222)
Class C		(88,171)		(338,328)
Administrator Class		(103,627)		(87,817)
Institutional Class		(1,515,475)		(3,162,236)

Total distributions to shareholders		(5,748,775)		(10,124,778)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	728,328	6,498,461	988,049	7,459,210
Class B	9,822	87,796	13,623	102,631
Class C	437,137	3,902,359	456,565	3,573,365
Administrator Class	425,317	3,836,616	680,652	5,251,900
Institutional Class	1,479,563	12,740,863	5,136,491	37,970,601

		27,066,095		54,357,707

Reinvestment of distributions
Class A	418,375	3,783,044	817,169	6,011,822
Class B	798	7,137	7,691	55,750
Class C	8,677	78,106	42,113	305,059
Administrator Class	8,642	78,753	7,966	59,321
Institutional Class	159,610	1,422,476	411,012	3,018,578

		5,369,516		9,450,530

Payment for shares redeemed
Class A	(5,460,105)	(48,487,352)	(7,524,370)	(56,004,245)
Class B	(276,744)	(2,452,684)	(360,469)	(2,709,323)
Class C	(579,714)	(5,096,202)	(981,014)	(7,336,338)
Administrator Class	(289,957)	(2,557,101)	(257,295)	(1,947,957)
Institutional Class	(9,909,257)	(87,233,593)	(7,089,654)	(53,439,056)

		(145,826,932)		(121,436,919)

Net decrease in net assets resulting from capital share transactions		(113,391,321)		(57,628,682)

Total increase (decrease) in net assets		(10,611,911)		20,090,713

Net assets
Beginning of period		602,420,858		582,330,145

End of period		$591,808,947		$602,420,858

Undistributed (overdistributed) net investment income		$21,748		$(149,368)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Diversified Capital Builder Fund	19

(For a share outstanding throughout each period)

	Year ended September 30					Year ended March 31, 2010[1]
CLASS A	2014	2013	2012	2011	2010[1,2]
Net asset value, beginning of period	$7.89	$6.93	$5.65	$6.02	$6.02	$4.18
Net investment income	0.09	0.12	0.15	0.10	0.07	0.05
Net realized and unrealized gains (losses) on investments	1.41	0.96	1.29	(0.36)	0.00 [3]	1.85

Total from investment operations	1.50	1.08	1.44	(0.26)	0.07	1.90
Distributions to shareholders from
Net investment income	(0.08)	(0.12)	(0.16)	(0.11)	(0.07)	(0.06)
Net asset value, end of period	$9.31	$7.89	$6.93	$5.65	$6.02	$6.02
Total return[4]	19.10%	15.75%	25.58%	(4.53)%	1.21%	45.51%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.20%	1.21%	1.21%	1.17%	1.14%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.15%	1.14%
Net investment income	1.09%	1.66%	2.40%	1.57%	2.47%	1.07%
Supplemental data
Portfolio turnover rate	82%	70%	79%	56%	31%	63%
Net assets, end of period (000s omitted)	$431,388	$399,535	$390,705	$364,533	$435,454	$467,224

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Capital Builder Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class A of Evergreen Diversified Capital Builder Fund.

2.	For the six months ended September 30, 2010. The Fund changed its fiscal year end from March 31 to September 30, effective September 30, 2010.

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Diversified Capital Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30					Year ended March 31, 2010[1]
CLASS B	2014	2013	2012	2011	2010[1,2]
Net asset value, beginning of period	$7.95	$6.98	$5.69	$6.05	$6.05	$4.19
Net investment income	0.03 [3]	0.07 [3]	0.11 [3]	0.06 [3]	0.05 [3]	0.02 [3]
Net realized and unrealized gains (losses) on investments	1.41	0.96	1.28	(0.37)	0.00 [4]	1.86

Total from investment operations	1.44	1.03	1.39	(0.31)	0.05	1.88
Distributions to shareholders from
Net investment income	(0.01)	(0.06)	(0.10)	(0.05)	(0.05)	(0.02)
Net asset value, end of period	$9.38	$7.95	$6.98	$5.69	$6.05	$6.05
Total return[5]	18.15%	14.87%	24.62%	(5.20)%	0.83%	45.17%
Ratios to average net assets (annualized)
Gross expenses	1.96%	1.95%	1.96%	1.96%	1.92%	1.89%
Net expenses	1.95%	1.95%	1.95%	1.95%	1.89%	1.89%
Net investment income	0.34%	0.94%	1.65%	0.81%	1.72%	0.34%
Supplemental data
Portfolio turnover rate	82%	70%	79%	56%	31%	63%
Net assets, end of period (000s omitted)	$5,180	$6,502	$8,077	$10,360	$16,329	$17,992

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Capital Builder Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class B of Evergreen Diversified Capital Builder Fund.

2.	For the six months ended September 30, 2010. The Fund changed its fiscal year end from March 31 to September 30, effective September 30, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Diversified Capital Builder Fund	21

(For a share outstanding throughout each period)

	Year ended September 30					Year ended March 31, 2010[1]
CLASS C	2014	2013	2012	2011	2010[1,2]
Net asset value, beginning of period	$7.90	$6.94	$5.66	$6.02	$6.03	$4.18
Net investment income	0.03	0.07	0.10	0.05	0.05	0.02
Net realized and unrealized gains (losses) on investments	1.41	0.96	1.29	(0.35)	(0.01)	1.85

Total from investment operations	1.44	1.03	1.39	(0.30)	0.04	1.87
Distributions to shareholders from
Net investment income	(0.02)	(0.07)	(0.11)	(0.06)	(0.05)	(0.02)
Net asset value, end of period	$9.32	$7.90	$6.94	$5.66	$6.02	$6.03
Total return[3]	18.21%	14.86%	24.63%	(5.14)%	0.67%	44.70%
Ratios to average net assets (annualized)
Gross expenses	1.96%	1.95%	1.96%	1.96%	1.92%	1.88%
Net expenses	1.95%	1.95%	1.95%	1.95%	1.90%	1.88%
Net investment income	0.34%	0.91%	1.65%	0.79%	1.72%	0.32%
Supplemental data
Portfolio turnover rate	82%	70%	79%	56%	31%	63%
Net assets, end of period (000s omitted)	$45,670	$39,758	$38,279	$35,665	$40,197	$43,558

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Capital Builder Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class C of Evergreen Diversified Capital Builder Fund.

2.	For the six months ended September 30, 2010. The Fund changed its fiscal year end from March 31 to September 30, effective September 30, 2010.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Diversified Capital Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$7.90	$6.94	$5.66	$5.99	$5.79
Net investment income	0.12 [2]	0.14 [2]	0.17 [2]	0.13 [2]	0.02 [2]
Net realized and unrealized gains (losses) on investments	1.41	0.96	1.28	(0.37)	0.22

Total from investment operations	1.53	1.10	1.45	(0.24)	0.24
Distributions to shareholders from
Net investment income	(0.11)	(0.14)	(0.17)	(0.09)	(0.04)
Net asset value, end of period	$9.32	$7.90	$6.94	$5.66	$5.99
Total return[3]	19.39%	16.06%	25.84%	(4.25)%	4.08%
Ratios to average net assets (annualized)
Gross expenses	1.04%	1.04%	1.03%	1.04%	1.14%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.99%
Net investment income	1.33%	1.84%	2.65%	1.86%	2.26%
Supplemental data
Portfolio turnover rate	82%	70%	79%	56%	31%
Net assets, end of period (000s omitted)	$9,411	$6,836	$3,015	$3,632	$10

1.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Diversified Capital Builder Fund	23

(For a share outstanding throughout each period)

	Year ended September 30					Year ended March 31, 2010[1]
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010[1,2]
Net asset value, beginning of period	$7.85	$6.90	$5.62	$5.99	$5.99	$4.16
Net investment income	0.13 [3]	0.15	0.18 [3]	0.14	0.08	0.06
Net realized and unrealized gains (losses) on investments	1.41	0.95	1.28	(0.37)	0.00 [4]	1.84

Total from investment operations	1.54	1.10	1.46	(0.23)	0.08	1.90
Distributions to shareholders from
Net investment income	(0.12)	(0.15)	(0.18)	(0.14)	(0.08)	(0.07)
Net asset value, end of period	$9.27	$7.85	$6.90	$5.62	$5.99	$5.99
Total return[5]	19.68%	16.17%	26.23%	(4.08)%	1.32%	45.84%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.77%	0.78%	0.78%	0.85%	0.89%
Net expenses	0.78%	0.77%	0.78%	0.77%	0.83%	0.89%
Net investment income	1.52%	2.08%	2.80%	1.99%	2.81%	1.32%
Supplemental data
Portfolio turnover rate	82%	70%	79%	56%	31%	63%
Net assets, end of period (000s omitted)	$100,160	$149,790	$142,256	$71,195	$86,592	$104,142

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Capital Builder Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class I of Evergreen Diversified Capital Builder Fund.

2.	For the six months ended September 30, 2010. The Fund changed its fiscal year end from March 31 to September 30, effective September 30, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Diversified Capital Builder Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Diversified Capital Builder Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

Notes to financial statements	Wells Fargo Advantage Diversified Capital Builder Fund	25

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities and recognition of partnership income. At September 30, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$(911,407)	$911,407

As of September 30, 2014, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $7,611,964 expiring in 2018.

26	Wells Fargo Advantage Diversified Capital Builder Fund	Notes to financial statements

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$34,225,750	$0	$0	$34,225,750
Consumer staples	37,293,900	0	0	37,293,900
Energy	79,844,150	0	0	79,844,150
Financials	6,232,050	0	0	6,232,050
Health care	115,361,400	0	0	115,361,400
Industrials	81,737,550	0	0	81,737,550
Information technology	64,874,300	0	0	64,874,300
Materials	45,523,400	0	0	45,523,400
Utilities	24,656,400	0	0	24,656,400

Corporate bond and notes	0	93,794,777	0	93,794,777

Yankee corporate bonds and notes	0	3,957,500	0	3,957,500

Short-term investments
Investment companies	1,860,195	34,132,446	0	35,992,641
Total assets	$491,609,095	$131,884,723	$0	$623,493,818

Transfers in and transfers out are recognized at the end of the reporting period. At September 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Notes to financial statements	Wells Fargo Advantage Diversified Capital Builder Fund	27

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.60% and declining to 0.45% as the average daily net assets of the Fund increase. For the year ended September 30, 2014, the advisory fee was equivalent to an annual rate of 0.59% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.20% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares, 0.95% for Administrator Class shares, and 0.78% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, the Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended September 30, 2014, Funds Distributor received $15,132 from the sale of Class A shares and $203 and $62 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2014 were $496,003,666 and $609,680,199, respectively.

28	Wells Fargo Advantage Diversified Capital Builder Fund	Notes to financial statements

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended September 30, 2014, the Fund paid $961 in commitment fees.

For the year ended September 30, 2014, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $5,748,775 and $10,124,778 of ordinary income for the years ended September 30, 2014 and September 30, 2013, respectively.

As of September 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$158,158	$87,838,922	$(7,611,964)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Diversified Capital Builder Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Diversified Capital Builder Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, and for each of the periods within the period from April 1, 2010 through September 30, 2010 and the year ended March 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Diversified Capital Builder Fund as of September 30, 2014, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 21, 2014

30	Wells Fargo Advantage Diversified Capital Builder Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2014.

Pursuant to Section 854 of the Internal Revenue Code, $5,748,775 of income dividends paid during the fiscal year ended September 30, 2014 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2014, $2,101,752 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Diversified Capital Builder Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

32	Wells Fargo Advantage Diversified Capital Builder Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Diversified Capital Builder Fund	33

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Diversified Capital Builder Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements, as it had done at the March Meeting.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

34	Wells Fargo Advantage Diversified Capital Builder Fund	Other information (unaudited)

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than the average performance of the Universe for all periods under review except for the ten-year period. The Board also noted that the performance of the Fund was lower than its benchmark, the Diversified Capital Builder Blended Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe for the ten-year period and the benchmark for all periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during that period. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Other information (unaudited)	Wells Fargo Advantage Diversified Capital Builder Fund	35

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

36	Wells Fargo Advantage Diversified Capital Builder Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

228289 11-14 A225/AR225 09-14

Wells Fargo Advantage

Diversified Income Builder Fund

Annual Report

September 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Diversified Income Builder Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite macroeconomic challenges, U.S. economic numbers showed improvement.

Investors’ positive outlook for the U.S. economy contributed to a solid domestic stock market for most of the period.

Dear Valued Shareholder:

We are pleased to offer you this annual report for Wells Fargo Advantage Diversified Income Builder Fund for the 12-month period that ended September 30, 2014. The period was marked by heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine and later as Islamic militants (formerly known as ISIS) gained territory in Iraq and Syria. Toward the end of the reporting period, market volatility increased as renewed fears of slowing global growth took hold, and investors began to price in expectations that the U.S. Federal Reserve (Fed) was finally looking to raise short-term interest rates.

The Federal Reserve continued to provide liquidity to the markets.

Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero. In January 2014, the FOMC began to reduce (or taper) its bond-buying program by $10 billion per month and continued the taper throughout the reporting period. Some anticipated this action would lead to higher interest rates, however, interest rates followed a downward trend throughout the end of the reporting period, despite short-term volatility.

Although the geopolitical situation presented challenges, U.S. stock markets gained on positive economic data.

Geopolitical events were major obstacles throughout the reporting period. The ongoing standoff between the West (the U.S., Europe, and their allies) and Russia over Ukraine began in late 2013 and fed into stock market volatility early in 2014. The situation’s effect on the stock market faded as investors began to believe that the situation would not result in war, but as of September 2014, the situation had resulted in economic sanctions from the West against Russia. However, even as the market began to focus less on that situation, the advance of Islamic militants in Iraq and Syria led to airstrikes by the U.S. and its allies and fears of a regional war in the Middle East.

Despite macroeconomic challenges, U.S. economic numbers showed improvement. The unemployment rate continued its slow improvement, declining from 7.2% in October 2013 to 5.9% in September 2014. Gross domestic product (GDP) growth for the fourth quarter of 2013 was a solid 3.5% on an annualized basis, supporting the view of a recovering economy. Although investors received an unpleasant surprise when GDP growth for the first quarter of 2014 declined by 2.1% on an annualized basis, several commentators suggested that harsh winter weather may have dampened economic activity. Economic growth did accelerate in the second quarter of 2014, with an annualized GDP growth rate of 4.6%.

Investors’ positive outlook for the U.S. economy contributed to a solid domestic stock market for most of the period. However, slowing global economic growth, combined with renewed geopolitical concerns (including protests in Hong Kong), caused stock market weakness in September 2014. Despite the late-period uncertainty, large-cap stocks (measured by the S&P 500 Index1) finished the period with a gain of 19.73%. The two best-performing sectors were information technology, which benefited from a recovering economy, and health care, which benefited from the implementation of the Affordable Care Act.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Diversified Income Builder Fund	3

In the bond market, high-yield bonds continued to benefit from a low default rate and investor demand for yield. As a result, the BofA Merrill Lynch High Yield Master II Index2 gained 7.23% for the 12-month period. Declining interest rates helped investment-grade bonds post modest gains, with the Barclays U.S. Aggregate Bond Index3 gaining 3.96%.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

2.	The BofA Merrill Lynch High Yield Master II Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index.

3.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

4	Wells Fargo Advantage Diversified Income Builder Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of current income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Margaret Patel

Average annual total returns1 (%) as of September 30, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKSAX)	4-14-1987	3.86	8.39	4.35	10.13	9.70	4.97	1.12	1.08
Class B (EKSBX)*	2-1-1993	4.46	8.62	4.44	9.46	8.90	4.44	1.87	1.83
Class C (EKSCX)	2-1-1993	8.47	8.91	4.22	9.47	8.91	4.22	1.87	1.83
Administrator Class (EKSDX)	7-30-2010	–	–	–	10.46	9.90	5.07	0.96	0.90
Institutional Class (EKSYX)	1-13-1997	–	–	–	10.68	10.12	5.27	0.69	0.69
Diversified Income Builder Blended Index[4]	–	–	–	–	10.04	11.81	8.31	–	–
BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index[5]	–	–	–	–	7.14	10.34	8.12	–	–
Russell 1000® Index[6]	–	–	–	–	19.01	15.90	8.46	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Diversified Income Builder Fund	5

Growth of $10,000 investment[7] as of September 30, 2014

1.	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Diversified Income Builder Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through January 31, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.08% for Class A, 1.83% for Class B, 1.83% for Class C, 0.90% for Administrator Class, and 0.71% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	Source: Wells Fargo Funds Management, LLC. The Diversified Income Builder Blended Index is composed of the following indexes: Russell 1000® Index (25%) and BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index (75%). You cannot invest directly in an index.

5.	The BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index is an unmanaged market index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond index. This index was previously named the BofA Merrill Lynch High Yield Master Index. You cannot invest directly in an index.

6.	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

7.	The chart compares the performance of Class A shares for the most recent ten years with the Diversified Income Builder Blended Index, BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index, and the Russell 1000 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

8.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

9.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Diversified Income Builder Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares, excluding sales charges, outperformed the Diversified Income Builder Blended Index and the BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index but underperformed the Russell 1000 Index for the 12-month period that ended September 30, 2014.

■	Our preference for higher-quality high-yield bonds modestly contributed to outperformance versus the BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index. Bonds and stocks of economically sensitive industries, health care issues, and interest-rate-sensitive sectors such as building products, hotels, and utilities added value over the period, all benefiting from strong financial liquidity and slightly declining interest rates.

■	In the equity portfolio, holdings in real estate investment trusts (REITs) detracted from performance.

Ten long-term largest holdings[8] (%) as of September 30, 2014
Tronox Finance LLC, 6.38%, 8-15-2020	4.74
Hertz Corporation, 6.25%, 10-15-2022	3.10
Kraton Polymers LLC, 6.75%, 3-1-2019	2.90
Rayonier Advanced Materials Products Incorporated, 5.50%, 6-1-2024	2.88
Hornbeck Offshore Services Incorporated, 5.88%, 4-1-2020	2.72
Penske Auto Group Incorporated, 5.75%, 10-1-2022	2.44
Atlas Pipeline Partners LP, 5.88%, 8-1-2023	2.39
Olin Corporation, 5.50%, 8-15-2022	2.38
CommScope Incorporated, 5.50%, 6-15-2024	2.19
DISH DBS Corporation, 5.00%, 3-15-2023	2.13

The period was marked by declining U.S. Treasury yields and a slowly improving domestic economy.

Within the BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index, higher-rated below investment grade bonds had a somewhat stronger correlation to the declines in U.S. Treasury yields; as Treasury rates dropped, the yields of higher-rated below investment grade bonds also declined, with resulting small increases in prices. In contrast, lower-rated high-yield issues did not participate in the rate declines. In fact, the prices of lower-rated bonds actually declined modestly as their yields increased during the period.

Our strategy of emphasizing stocks and bonds of companies that are more sensitive to improving U.S. economic conditions helped the Fund’s returns for the year. In addition, overweighting some sectors and industries that we believed were undervalued for their growth potential—such as health care, aerospace, and defense—added to relative return. Some interest-rate-sensitive parts of the market, such as utilities and master limited partnerships, also outperformed, in part because Treasury rates continued to decline during the period. Holdings of Iron Mountain Incorporated, Tronox Finance LLC, NRG Energy Incorporated, Kraton Polymers LLC, and Seagate Technology plc contributed to relative performance.

We continue to focus our holdings on high-yield bonds of U.S.-based companies that have publicly issued common stock and that we judge to have competitive business positions and flexible balance sheets. We believe such companies should be able to withstand a slowdown in their sales and profits or a diminished access to credit, should there be a reduction in liquidity provided by financial lenders. We believe that with fixed-income yields near their historical lows, the small amount of yield forgone by positioning the Fund in better-quality high-yield securities is modest, especially when compared with the relative risk of capital losses, should the high-yield market suffer a significant correction. We have maintained larger bond positions in Tronox Finance, as well as The Hertz Corporation, Seagate Technology, DISH DBS Corporation, and Penske Auto Group Incorporated.

In the equity portfolio, positions in LyondellBasell Industries NV, Lockheed Martin Corporation, and Covidien plc contributed to relative performance as well as Phillips 66 and DISH Network, which have been sold off. In the financials sector, several REITs detracted from performance, including HCP Incorporated, Plum Creek Timber Company Incorporated, and Health Care REIT Incorporated that have all been sold off.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Diversified Income Builder Fund	7

Portfolio allocation[9] as of September 30, 2014

Our outlook continues to be one of cautious optimism.

While the pace of economic growth is low compared with previous recoveries after recessions, we believe the intrinsic dynamism, creativity, and basic strengths of the U.S. economy should provide opportunities in both the stock and high-yield bond markets over the next year. The housing and automobile sectors are on multiyear upswings. The expansion of exploration and development of shale gas and petroleum liquids at relatively low costs compared with imported or conventionally extracted oil and gas in the U.S. has provided a boon to both businesses and consumers, improving the competitive positions of U.S. companies and offering some cost relief to consumers for utility and fuel costs. We will continue to concentrate our equity holdings in companies that we believe have proprietary technology, pharmaceutical companies that are developing new drugs, and sectors of the economy that should be able to grow their revenues from developing U.S. natural resources.

In our view, the high-yield bond market has relatively attractive fundamentals—improving business prospects, lower costs of issuing bonds, a liquid and diverse universe of new issuers, and low levels of estimated bond defaults (around 2% annually). However, we are cautious about the potential for high-yield interest rates rising should the U.S. Federal Reserve attempt to raise interest rates. Yet, with the currently wide yield differentials for high-yield versus investment-grade bonds, we think high-yield bonds should provide enough income to compensate for their credit risks.

Please see footnotes on page 5.

8	Wells Fargo Advantage Diversified Income Builder Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2014 to September 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2014	Ending account value 9-30-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,014.30	$5.45	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.47	1.08%
Class B
Actual	$1,000.00	$1,010.51	$9.22	1.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.89	$9.25	1.83%
Class C
Actual	$1,000.00	$1,012.09	$9.23	1.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.89	$9.25	1.83%
Administrator Class
Actual	$1,000.00	$1,015.16	$4.55	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56	0.90%
Institutional Class
Actual	$1,000.00	$1,016.19	$3.54	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55	0.70%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2014	Wells Fargo Advantage Diversified Income Builder Fund	9

Security name	Shares	Value

Common Stocks: 25.92%

Consumer Discretionary: 1.33%

Distributors: 0.84%
Genuine Parts Company	35,000	$3,069,850

Hotels, Restaurants & Leisure: 0.19%
Marriott International Incorporated Class A	10,000	699,000

Specialty Retail: 0.30%
Group 1 Automotive Incorporated	9,000	654,390
The Home Depot Incorporated	5,000	458,700

		1,113,090

Consumer Staples: 1.93%

Food & Staples Retailing: 1.63%
CVS Health Corporation	75,000	5,969,250

Personal Products: 0.30%
Estee Lauder Companies Incorporated Class A	15,000	1,120,800

Energy: 4.61%

Energy Equipment & Services: 0.09%
Bristow Group Incorporated	5,000	336,000

Oil, Gas & Consumable Fuels: 4.52%
ConocoPhillips Company	30,000	2,295,600
Energy Transfer Equity LP	60,000	3,701,400
EOG Resources Incorporated	15,000	1,485,300
Kinder Morgan Incorporated «	100,000	3,834,000
Marathon Oil Corporation	30,000	1,127,700
Plains All American Pipeline LP	65,000	3,825,900
Range Resources Corporation	5,000	339,050

		16,608,950

Financials: 0.12%

Banks: 0.12%
PNC Financial Services Group Incorporated	5,000	427,900

Health Care: 7.14%

Biotechnology: 0.78%
Amgen Incorporated	15,000	2,106,900
Celgene Corporation †	3,000	284,340
Medivation Incorporated †	5,000	494,350

		2,885,590

Health Care Equipment & Supplies: 2.42%
Baxter International Incorporated	5,000	358,850
Becton Dickinson & Company	45,000	5,121,450

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Diversified Income Builder Fund	Portfolio of investments—September 30, 2014

Security name	Shares	Value

Health Care Equipment & Supplies (continued)
Covidien plc	35,000	$3,027,850
Hologic Incorporated †	15,000	364,950

		8,873,100

Life Sciences Tools & Services: 0.33%
Thermo Fisher Scientific Incorporated	10,000	1,217,000

Pharmaceuticals: 3.61%
AbbVie Incorporated	80,000	4,620,800
Actavis plc †	6,000	1,447,680
Allergan Incorporated	5,000	890,950
Mylan Incorporated †	90,000	4,094,100
Novartis AG ADR	10,000	941,300
Salix Pharmaceuticals Limited †	8,000	1,249,920

		13,244,750

Industrials: 3.88%

Aerospace & Defense: 1.09%
General Dynamics Corporation	10,000	1,270,900
Lockheed Martin Corporation	12,000	2,193,360
United Technologies Corporation	5,000	528,000

		3,992,260

Building Products: 0.40%
Apogee Enterprises Incorporated	18,000	716,400
Lennox International Incorporated	10,000	768,700

		1,485,100

Electrical Equipment: 0.89%
AMETEK Incorporated	20,000	1,004,200
Regal-Beloit Corporation	8,000	514,000
Rockwell Automation Incorporated	10,000	1,098,800
Sensata Technologies Holdings NV †	15,000	667,950

		3,284,950

Industrial Conglomerates: 0.40%
Roper Industries Incorporated	10,000	1,462,900

Machinery: 1.10%
Flowserve Corporation	35,000	2,468,200
IDEX Corporation	10,000	723,700
Pall Corporation	10,000	837,000

		4,028,900

Information Technology: 3.16%

Electronic Equipment, Instruments & Components: 1.56%
Amphenol Corporation Class A	27,000	2,696,220
FEI Company	40,000	3,016,800

		5,713,020

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2014	Wells Fargo Advantage Diversified Income Builder Fund	11

Security name			Shares	Value

IT Services: 1.13%
Automatic Data Processing Incorporated			50,000	$4,154,000

Technology Hardware, Storage & Peripherals: 0.47%
Seagate Technology plc			30,000	1,718,100

Materials: 2.28%

Chemicals: 2.28%
Celanese Corporation Series A			10,000	585,200
Eastman Chemical Company			15,000	1,213,350
FMC Corporation			5,000	285,950
LyondellBasell Industries NV Class A			10,000	1,086,600
PPG Industries Incorporated			5,000	983,700
Sigma-Aldrich Corporation			5,000	680,050
Westlake Chemical Corporation			35,000	3,030,650
Westlake Chemical Partners LP †			17,000	493,000

				8,358,500

Utilities: 1.47%

Electric Utilities: 0.51%
NRG Yield Incorporated Class A			5,000	235,250
Pinnacle West Capital Corporation			30,000	1,639,200

				1,874,450

Multi-Utilities: 0.96%
CenterPoint Energy Incorporated			15,000	367,050
Sempra Energy			30,000	3,161,400

				3,528,450

Total Common Stocks (Cost $82,594,503)				95,165,910

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 67.73%

Consumer Discretionary: 7.29%

Auto Components: 1.08%
Lear Corporation	4.75%	1-15-2023	$4,000,000	3,950,000

Media: 2.13%
DISH DBS Corporation	5.00	3-15-2023	8,160,000	7,828,500

Specialty Retail: 4.08%
Group 1 Automotive Incorporated 144A	5.00	6-1-2022	6,250,000	6,046,875
Penske Auto Group Incorporated	5.75	10-1-2022	8,813,000	8,945,195

				14,992,070

Consumer Staples: 0.61%

Food Products: 0.61%
Post Holdings Incorporated	7.38	2-15-2022	2,250,000	2,227,500

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Diversified Income Builder Fund	Portfolio of investments—September 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Energy: 12.26%

Energy Equipment & Services: 5.86%
Atwood Oceanics Incorporated	6.50%	2-1-2020	$2,500,000	$2,562,500
Bristow Group Incorporated	6.25	10-15-2022	5,000,000	5,187,500
Dresser-Rand Group Incorporated	6.50	5-1-2021	3,485,000	3,755,088
Hornbeck Offshore Services Incorporated	5.88	4-1-2020	10,000,000	10,000,000

				21,505,088

Oil, Gas & Consumable Fuels: 6.40%
Antero Resources Corporation 144A	5.13	12-1-2022	2,000,000	1,945,000
Atlas Pipeline Partners LP	5.88	8-1-2023	8,966,000	8,764,265
Energy Transfer Equity LP	5.88	1-15-2024	2,680,000	2,740,300
NGL Energy Partners LP / NGL Energy Finance Corporation 144A	5.13	7-15-2019	2,500,000	2,456,250
Regency Energy Partners LP	4.50	11-1-2023	1,000,000	967,500
Regency Energy Partners LP	5.88	3-1-2022	500,000	521,250
Sabine Pass Liquefaction LLC	5.63	2-1-2021	5,000,000	5,137,500
Tesoro Corporation	5.13	4-1-2024	1,000,000	970,000

				23,502,065

Financials: 2.25%

REITs: 2.25%
Crown Castle International Corporation	4.88	4-15-2022	3,000,000	2,917,500
Iron Mountain Incorporated	5.75	8-15-2024	3,927,000	3,853,369
Sabra Health Care Incorporated	5.38	6-1-2023	1,500,000	1,477,500

				8,248,369

Health Care: 7.73%

Health Care Equipment & Supplies: 2.41%
Fresenius Medical Care Holdings Incorporated 144A	5.63	7-31-2019	1,000,000	1,052,700
Fresenius Medical Care Holdings Incorporated 144A	5.88	1-31-2022	3,000,000	3,180,000
Hologic Incorporated	6.25	8-1-2020	4,500,000	4,623,750

				8,856,450

Health Care Providers & Services: 0.71%
DaVita HealthCare Partners Incorporated	5.75	8-15-2022	2,500,000	2,590,625

Pharmaceuticals: 4.61%
Endo Finance LLC / Endo Finco Incorporated 144A	7.00	12-15-2020	7,440,000	7,774,800
Forest Laboratories Incorporated 144A	5.00	12-15-2021	3,000,000	3,207,357
Salix Pharmaceuticals Incorporated 144A	6.00	1-15-2021	5,500,000	5,953,750

				16,935,907

Industrials: 8.57%

Commercial Services & Supplies: 0.81%
Clean Harbors Incorporated	5.13	6-1-2021	3,000,000	2,973,750

Construction & Engineering: 2.01%
Dycom Investments Incorporated	7.13	1-15-2021	7,000,000	7,385,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2014	Wells Fargo Advantage Diversified Income Builder Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Electrical Equipment: 1.47%
General Cable Corporation	5.75%	10-1-2022	$5,800,000	$5,394,000

Machinery: 1.18%
Actuant Corporation	5.63	6-15-2022	1,165,000	1,211,600
Oshkosh Corporation	5.38	3-1-2022	3,100,000	3,115,500

				4,327,100

Road & Rail: 3.10%
The Hertz Corporation	6.25	10-15-2022	11,256,000	11,396,700

Information Technology: 5.89%

Communications Equipment: 2.19%
CommScope Incorporated 144A	5.50	6-15-2024	8,200,000	8,056,500

Electronic Equipment, Instruments & Components: 1.89%
Anixter Incorporated	5.13	10-1-2021	1,500,000	1,481,250
Belden Incorporated 144A	5.25	7-15-2024	2,000,000	1,915,000
Belden Incorporated 144A	5.50	9-1-2022	3,500,000	3,543,750

				6,940,000

IT Services: 1.81%
Neustar Incorporated «	4.50	1-15-2023	7,500,000	6,637,500

Materials: 16.80%

Chemicals: 9.26%
Celanese U.S. Holdings LLC	4.63	11-15-2022	3,000,000	2,940,000
Huntsman International LLC	4.88	11-15-2020	1,100,000	1,083,500
Kraton Polymers LLC	6.75	3-1-2019	10,250,000	10,634,375
Olin Corporation	5.50	8-15-2022	8,500,000	8,755,000
Rayonier Advanced Materials Products Incorporated 144A	5.50	6-1-2024	11,100,000	10,572,750

				33,985,625

Containers & Packaging: 2.28%
Greif Incorporated	7.75	8-1-2019	1,200,000	1,362,000
Sealed Air Corporation 144A	5.25	4-1-2023	3,650,000	3,577,000
Sealed Air Corporation 144A	6.50	12-1-2020	3,000,000	3,198,750
Silgan Holdings Incorporated	5.00	4-1-2020	250,000	251,250

				8,389,000

Metals & Mining: 5.26%
Commercial Metals Company	4.88	5-15-2023	2,000,000	1,920,000
Tronox Finance LLC «	6.38	8-15-2020	17,300,000	17,386,500

				19,306,500

Telecommunication Services: 1.74%

Wireless Telecommunication Services: 1.74%
SBA Communications Corporation	5.63	10-1-2019	3,300,000	3,349,500
SBA Telecommunications Incorporated	5.75	7-15-2020	3,000,000	3,052,500

				6,402,000

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Diversified Income Builder Fund	Portfolio of investments—September 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Utilities: 4.59%

Independent Power & Renewable Electricity Producers: 4.59%
AES Corporation	4.88%	5-15-2023	$1,000,000	$950,000
AES Corporation	5.50	3-15-2024	3,000,000	2,917,500
AES Corporation	8.00	6-1-2020	2,550,000	2,926,124
Calpine Corporation 144A	5.88	1-15-2024	500,000	517,500
Calpine Corporation 144A	6.00	1-15-2022	1,625,000	1,710,312
NRG Energy Incorporated	6.63	3-15-2023	1,000,000	1,032,500
NRG Energy Incorporated	7.88	5-15-2021	6,338,000	6,813,350

				16,867,286

Total Corporate Bonds and Notes (Cost $249,704,541)				248,697,535

Yankee Corporate Bonds and Notes: 3.90%

Energy: 0.26%

Energy Equipment & Services: 0.26%
McDermott International Incorporated 144A	8.00	5-1-2021	1,000,000	977,500

Industrials: 1.58%

Electrical Equipment: 1.58%
Sensata Technologies BV 144A	4.88	10-15-2023	6,000,000	5,790,000

Information Technology: 2.06%

Technology Hardware, Storage & Peripherals: 2.06%
Seagate HDD (Cayman)	4.75	6-1-2023	7,500,000	7,556,250

Total Yankee Corporate Bonds and Notes (Cost $14,206,539)				14,323,750

	Yield		Shares
Short-Term Investments: 4.14%

Investment Companies: 4.14%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07		2,075,315	2,075,315
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)	0.11		13,121,160	13,121,160

Total Short-Term Investments (Cost $15,196,475)				15,196,475

Total investments in securities (Cost $361,702,058) *	101.69%	373,383,670
Other assets and liabilities, net	(1.69)	(6,197,549)

Total net assets	100.00%	$367,186,121

«	All or a portion of this security is on loan.

†	Non-income-earning security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $361,562,483 and unrealized gains (losses) consists of:

Gross unrealized gains	$17,651,616
Gross unrealized losses	(5,830,429)

Net unrealized gains	$11,821,187

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—September 30, 2014	Wells Fargo Advantage Diversified Income Builder Fund	15

Assets
Investments
In unaffiliated securities (including $12,900,408 of securities loaned), at value (cost $346,505,583)	$358,187,195
In affiliated securities, at value (cost $15,196,475)	15,196,475

Total investments, at value (cost $361,702,058)	373,383,670
Receivable for investments sold	5,098,844
Receivable for Fund shares sold	884,771
Receivable for dividends and interest	4,278,255
Receivable for securities lending income	5,357
Prepaid expenses and other assets	42,707

Total assets	383,693,604

Liabilities
Dividends payable	168,021
Payable for Fund shares redeemed	755,220
Payable upon receipt of securities loaned	13,121,160
Due to custodian bank	2,008,063
Advisory fee payable	140,868
Distribution fees payable	71,512
Administration fees payable	79,493
Accrued expenses and other liabilities	163,146

Total liabilities	16,507,483

Total net assets	$367,186,121

NET ASSETS CONSIST OF
Paid-in capital	$335,148,486
Overdistributed net investment income	(184,553)
Accumulated net realized gains on investments	20,540,576
Net unrealized gains on investments	11,681,612

Total net assets	$367,186,121

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$143,061,983
Shares outstanding – Class A1	22,447,544
Net asset value per share – Class A	$6.37
Maximum offering price per share – Class A2	$6.76
Net assets – Class B	$3,256,290
Shares outstanding – Class B1	508,986
Net asset value per share – Class B	$6.40
Net assets – Class C	$111,045,490
Shares outstanding – Class C1	17,389,804
Net asset value per share – Class C	$6.39
Net assets – Administrator Class	$48,689,779
Shares outstanding – Administrator Class[1]	7,784,624
Net asset value per share – Administrator Class	$6.25
Net assets – Institutional Class	$61,132,579
Shares outstanding – Institutional Class[1]	9,782,969
Net asset value per share – Institutional Class	$6.25

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Diversified Income Builder Fund	Statement of operations—year ended September 30, 2014

Investment income
Interest	$15,413,293
Dividends	2,080,946
Securities lending income, net	56,833
Income from affiliated securities	3,521

Total investment income	17,554,593

Expenses
Advisory fee	1,877,435
Administration fees
Fund level	187,744
Class A	412,304
Class B	10,020
Class C	295,302
Administrator Class	47,005
Institutional Class	41,977
Shareholder servicing fees
Class A	396,446
Class B	9,634
Class C	283,945
Administrator Class	114,130
Distribution fees
Class B	28,903
Class C	851,834
Custody and accounting fees	27,524
Professional fees	57,199
Registration fees	67,948
Shareholder report expenses	74,716
Trustees’ fees and expenses	12,136
Other fees and expenses	12,163

Total expenses	4,808,365
Less: Fee waivers and/or expense reimbursements	(157,717)

Net expenses	4,650,648

Net investment income	12,903,945

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	20,717,391
Net change in unrealized gains (losses) on investments	2,411,963

Net realized and unrealized gains (losses) on investments	23,129,354

Net increase in net assets resulting from operations	$36,033,299

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Diversified Income Builder Fund	17

	Year ended September 30, 2014		Year ended September 30, 2013

Operations
Net investment income		$12,903,945		$14,685,630
Net realized gains on investments		20,717,391		20,532,038
Net change in unrealized gains (losses) on investments		2,411,963		(13,113,077)

Net increase in net assets resulting from operations		36,033,299		22,104,591

Distributions to shareholders from
Net investment income
Class A		(5,703,926)		(6,352,476)
Class B		(110,164)		(183,448)
Class C		(3,231,700)		(3,882,646)
Administrator Class		(1,771,560)		(1,819,347)
Institutional Class		(2,086,603)		(2,466,358)
Net realized gains
Class A		(3,535,975)		0
Class B		(92,463)		0
Class C		(2,482,437)		0
Administrator Class		(1,001,962)		0
Institutional Class		(1,121,083)		0

Total distributions to shareholders		(21,137,873)		(14,704,275)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,927,346	18,644,254	7,909,737	49,088,272
Class B	49,956	318,746	80,750	496,165
Class C	1,927,375	12,272,203	3,385,432	21,001,892
Administrator Class	4,175,618	26,041,091	5,802,892	35,213,664
Institutional Class	2,923,588	18,567,990	455,070	2,775,145

		75,844,284		108,575,138

Reinvestment of distributions
Class A	1,330,020	8,372,667	913,899	5,646,871
Class B	27,558	173,716	25,530	158,223
Class C	728,044	4,584,672	488,560	3,024,505
Administrator Class	350,052	2,165,734	237,824	1,442,937
Institutional Class	469,844	2,898,770	403,088	2,442,105

		18,195,559		12,714,641

Payment for shares redeemed
Class A	(7,800,503)	(49,886,728)	(7,031,351)	(43,407,278)
Class B	(309,633)	(1,964,287)	(436,215)	(2,703,309)
Class C	(3,531,538)	(22,472,694)	(4,725,962)	(29,239,530)
Administrator Class	(3,912,694)	(24,411,797)	(4,935,159)	(30,055,468)
Institutional Class	(1,899,453)	(11,854,456)	(2,602,628)	(15,702,395)

		(110,589,962)		(121,107,980)

Net increase (decrease) in net assets resulting from capital share transactions		(16,550,119)		181,799

Total increase (decrease) in net assets		(1,654,693)		7,582,115

Net assets
Beginning of period		368,840,814		361,258,699

End of period		$367,186,121		$368,840,814

Overdistributed net investment income		$(184,553)		$(169,683)

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Diversified Income Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30					Year ended April 30, 2010[1]
CLASS A	2014	2013	2012	2011	2010[1,2]
Net asset value, beginning of period	$6.13	$6.00	$5.26	$5.57	$5.46	$4.58
Net investment income	0.23	0.25	0.28	0.28	0.13	0.25
Net realized and unrealized gains (losses) on investments	0.38	0.13	0.74	(0.27)	0.11	0.87

Total from investment operations	0.61	0.38	1.02	0.01	0.24	1.12
Distributions to shareholders from
Net investment income	(0.23)	(0.25)	(0.28)	(0.32)	(0.13)	(0.24)
Net realized gains	(0.14)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.37)	(0.25)	(0.28)	(0.32)	(0.13)	(0.24)
Net asset value, end of period	$6.37	$6.13	$6.00	$5.26	$5.57	$5.46
Total return[3]	10.13%	6.37%	19.86%	(0.28)%	4.42%	24.93%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.12%	1.14%	1.13%	1.10%	1.07%
Net expenses	1.08%	1.08%	1.08%	1.08%	1.05%	1.07%
Net investment income	3.60%	4.03%	4.93%	4.86%	5.74%	4.96%
Supplemental data
Portfolio turnover rate	52%	60%	72%	65%	21%	55%
Net assets, end of period (000s omitted)	$143,062	$159,229	$145,156	$134,340	$154,005	$146,340

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Income Builder Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class A of Evergreen Diversified Income Builder Fund.

2.	For the five months ended September 30, 2010. The Fund changed its fiscal year end from April 30 to September 30, effective September 30, 2010.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Diversified Income Builder Fund	19

(For a share outstanding throughout each period)

	Year ended September 30					Year ended April 30, 2010[1]
CLASS B	2014	2013	2012	2011	2010[1,2]
Net asset value, beginning of period	$6.15	$6.02	$5.28	$5.59	$5.48	$4.60
Net investment income	0.18 [3]	0.21 [3]	0.24 [3]	0.24 [3]	0.11 [3]	0.21 [3]
Net realized and unrealized gains (losses) on investments	0.39	0.12	0.74	(0.27)	0.11	0.87

Total from investment operations	0.57	0.33	0.98	(0.03)	0.22	1.08
Distributions to shareholders from
Net investment income	(0.18)	(0.20)	(0.24)	(0.28)	(0.11)	(0.20)
Net realized gains	(0.14)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.32)	(0.20)	(0.24)	(0.28)	(0.11)	(0.20)
Net asset value, end of period	$6.40	$6.15	$6.02	$5.28	$5.59	$5.48
Total return[4]	9.46%	5.57%	18.92%	(1.01)%	4.09%	23.65%
Ratios to average net assets (annualized)
Gross expenses	1.88%	1.87%	1.88%	1.88%	1.85%	1.82%
Net expenses	1.83%	1.83%	1.83%	1.83%	1.80%	1.82%
Net investment income	2.86%	3.31%	4.21%	4.11%	5.01%	4.18%
Supplemental data
Portfolio turnover rate	52%	60%	72%	65%	21%	55%
Net assets, end of period (000s omitted)	$3,256	$4,557	$6,449	$7,971	$16,089	$17,379

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Income Builder Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class B of Evergreen Diversified Income Builder Fund.

2.	For the five months ended September 30, 2010. The Fund changed its fiscal year end from April 30 to September 30, effective September 30, 2010.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Diversified Income Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30					Year ended April 30, 2010[1]
CLASS C	2014	2013	2012	2011	2010[1,2]
Net asset value, beginning of period	$6.14	$6.01	$5.27	$5.58	$5.47	$4.60
Net investment income	0.18	0.20	0.24	0.24	0.11	0.22
Net realized and unrealized gains (losses) on investments	0.39	0.13	0.74	(0.27)	0.11	0.85

Total from investment operations	0.57	0.33	0.98	(0.03)	0.22	1.07
Distributions to shareholders from
Net investment income	(0.18)	(0.20)	(0.24)	(0.28)	(0.11)	(0.20)
Net realized gains	(0.14)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.32)	(0.20)	(0.24)	(0.28)	(0.11)	(0.20)
Net asset value, end of period	$6.39	$6.14	$6.01	$5.27	$5.58	$5.47
Total return[3]	9.47%	5.58%	18.94%	(1.02)%	4.09%	23.69%
Ratios to average net assets (annualized)
Gross expenses	1.88%	1.87%	1.89%	1.88%	1.85%	1.82%
Net expenses	1.83%	1.83%	1.83%	1.83%	1.80%	1.82%
Net investment income	2.85%	3.29%	4.18%	4.12%	5.01%	4.22%
Supplemental data
Portfolio turnover rate	52%	60%	72%	65%	21%	55%
Net assets, end of period (000s omitted)	$111,045	$112,113	$114,896	$101,140	$93,159	$93,423

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Income Builder Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class C of Evergreen Diversified Income Builder Fund.

2.	For the five months ended September 30, 2010. The Fund changed its fiscal year end from April 30 to September 30, effective September 30, 2010.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Diversified Income Builder Fund	21

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$6.01	$5.89	$5.16	$5.46	$5.33
Net investment income	0.24	0.26	0.28	0.29 [2]	0.06 [2]
Net realized and unrealized gains (losses) on investments	0.38	0.12	0.74	(0.26)	0.12

Total from investment operations	0.62	0.38	1.02	0.03	0.18
Distributions to shareholders from
Net investment income	(0.24)	(0.26)	(0.29)	(0.33)	(0.05)
Net realized gains	(0.14)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.38)	(0.26)	(0.29)	(0.33)	(0.05)
Net asset value, end of period	$6.25	$6.01	$5.89	$5.16	$5.46
Total return[3]	10.46%	6.43%	20.15%	0.00%	3.42%
Ratios to average net assets (annualized)
Gross expenses	0.96%	0.96%	0.97%	0.89%	1.02%
Net expenses	0.90%	0.90%	0.90%	0.87%	0.90%
Net investment income	3.77%	4.21%	5.10%	5.09%	5.80%
Supplemental data
Portfolio turnover rate	52%	60%	72%	65%	21%
Net assets, end of period (000s omitted)	$48,690	$43,135	$35,727	$35,157	$10

1.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Diversified Income Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30					Year ended April 30, 2010[1]
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010[1,2]
Net asset value, beginning of period	$6.01	$5.88	$5.16	$5.46	$5.36	$4.48
Net investment income	0.25 [3]	0.27 [3]	0.30 [3]	0.30	0.14	0.27
Net realized and unrealized gains (losses) on investments	0.38	0.13	0.72	(0.26)	0.09	0.86

Total from investment operations	0.63	0.40	1.02	0.04	0.23	1.13
Distributions to shareholders from
Net investment income	(0.25)	(0.27)	(0.30)	(0.34)	(0.13)	(0.25)
Net realized gains	(0.14)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.39)	(0.27)	(0.30)	(0.34)	(0.13)	(0.25)
Net asset value, end of period	$6.25	$6.01	$5.88	$5.16	$5.46	$5.36
Total return[4]	10.68%	6.83%	20.18%	0.18%	4.41%	25.68%
Ratios to average net assets (annualized)
Gross expenses	0.70%	0.69%	0.71%	0.70%	0.76%	0.82%
Net expenses	0.70%	0.69%	0.71%	0.69%	0.74%	0.82%
Net investment income	3.98%	4.43%	5.32%	5.27%	6.10%	5.31%
Supplemental data
Portfolio turnover rate	52%	60%	72%	65%	21%	55%
Net assets, end of period (000s omitted)	$61,133	$49,807	$59,031	$61,029	$84,780	$195,418

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Income Builder Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class I of Evergreen Diversified Income Builder Fund.

2.	For the five months ended September 30, 2010. The Fund changed its fiscal year end from April 30 to September 30, effective September 30, 2010.

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Diversified Income Builder Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Diversified Income Builder Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

24	Wells Fargo Advantage Diversified Income Builder Fund	Notes to financial statements

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to certain distributions paid, dividends from certain securities, and recognition of partnership income. At September 30, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed net investment income	Accumulated net realized gains on investments
$(14,862)	$14,862

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income,

Notes to financial statements	Wells Fargo Advantage Diversified Income Builder Fund	25

common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Common stocks
Consumer discretionary	$4,881,940	$0	$0	$4,881,940
Consumer staples	7,090,050	0	0	7,090,050
Energy	16,944,950	0	0	16,944,950
Financials	427,900	0	0	427,900
Health care	26,220,440	0	0	26,220,440
Industrials	14,254,110	0	0	14,254,110
Information technology	11,585,120	0	0	11,585,120
Materials	8,358,500	0	0	8,358,500
Utilities	5,402,900	0	0	5,402,900

Corporate bonds and notes	0	248,697,535	0	248,697,535

Yankee corporate bonds and notes	0	14,323,750	0	14,323,750

Short-term investments
Investment companies	2,075,315	13,121,160	0	15,196,475
Total assets	$97,241,225	$276,142,445	$0	$373,383,670

Transfers in and transfers out are recognized at the end of the reporting period. At September 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadvisers, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.50% and declining to 0.40% as the average daily net assets of the Fund increase. For the year ended September 30, 2014, the advisory fee was equivalent to an annual rate of 0.50% of the Fund’s average daily net assets.

26	Wells Fargo Advantage Diversified Income Builder Fund	Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.08% for Class A shares, 1.83% for Class B shares, 1.83% for Class C shares, 0.90% for Administrator Class shares, and 0.71% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended September 30, 2014, Funds Distributor received $32,795 from the sale of Class A shares and $1,055 and $1,255 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2014 were $191,511,843 and $220,125,013, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on

Notes to financial statements	Wells Fargo Advantage Diversified Income Builder Fund	27

that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended September 30, 2014, the Fund paid $737 in commitment fees.

For the year ended September 30, 2014, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2014 and September 30, 2013 were as follows:

	Year ended September 30
	2014	2013
Ordinary income	$12,903,953	$14,408,686
Long-term capital gain	8,233,920	295,589

As of September 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$6,825,255	$13,575,746	$11,821,187

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Advantage Diversified Income Builder Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Diversified Income Builder Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, and for each of the periods within the period from May 1, 2010 through September 30 , 2010 and the year ended April 30, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Diversified Income Builder Fund as of September 30, 2014, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 21, 2014

Other information (unaudited)	Wells Fargo Advantage Diversified Income Builder Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 6.97% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2014.

Pursuant to Section 852 of the Internal Revenue Code, $8,233,920 was designated as long-term capital gain distributions for the fiscal year ended September 30, 2014.

Pursuant to Section 854 of the Internal Revenue Code, $1,102,846 of income dividends paid during the fiscal year ended September 30, 2014 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2014, $11,252,765 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2014, $263,814 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Diversified Income Builder Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Diversified Income Builder Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Diversified Income Builder Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Diversified Income Builder Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements, as it had done at the March Meeting.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to

Other information (unaudited)	Wells Fargo Advantage Diversified Income Builder Fund	33

other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that while the performance of the Fund was lower than its benchmark, the Diversified Income Builder Blended Index, for all periods under review, the performance of the Fund (Class A) was higher than or in range of the average performance of the Universe for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were equal to or lower than the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

34	Wells Fargo Advantage Diversified Income Builder Fund	Other information (unaudited)

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage Diversified Income Builder Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

228290 11-14 A226/AR226 09-14

Wells Fargo Advantage

Index Asset Allocation Fund

Annual Report

September 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Index Asset Allocation Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite macroeconomic challenges, U.S. economic numbers showed improvement.

Investors’ positive outlook for the U.S. economy contributed to a solid domestic stock market for most of the period.

Dear Valued Shareholder:

We are pleased to offer you this annual report for Wells Fargo Advantage Index Asset Allocation Fund for the 12-month period that ended September 30, 2014. The period was marked by heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine and later as Islamic militants (formerly known as ISIS) gained territory in Iraq and Syria. Toward the end of the reporting period, market volatility increased as renewed fears of slowing global growth took hold, and investors began to price in expectations that the U.S. Federal Reserve (Fed) was finally looking to raise short-term interest rates.

The Federal Reserve continued to provide liquidity to the markets.

Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero. In January 2014, the FOMC began to reduce (or taper) its bond-buying program by $10 billion per month and continued the taper throughout the reporting period. Some anticipated this action would lead to higher interest rates, however, interest rates followed a downward trend throughout the end of the reporting period, despite short-term volatility.

Although the geopolitical situation presented challenges, U.S. stock markets gained on positive economic data.

Geopolitical events were major obstacles throughout the reporting period. The ongoing standoff between the West (the U.S., Europe, and their allies) and Russia over Ukraine began in late 2013 and fed into stock market volatility early in 2014. The situation’s effect on the stock market faded as investors began to believe that the situation would not result in war, but as of September 2014, the situation had resulted in economic sanctions from the West against Russia. However, even as the market began to focus less on that situation, the advance of Islamic militants in Iraq and Syria led to airstrikes by the U.S. and its allies and fears of a regional war in the Middle East.

Despite macroeconomic challenges, U.S. economic numbers showed improvement. The unemployment rate continued its slow improvement, declining from 7.2% in October 2013 to 5.9% in September 2014. Gross domestic product (GDP) growth for the fourth quarter of 2013 was a solid 3.5% on an annualized basis, supporting the view of a recovering economy. Although investors received an unpleasant surprise when GDP growth for the first quarter of 2014 declined by 2.1% on an annualized basis, several commentators suggested that harsh winter weather may have dampened economic activity. Economic growth did accelerate in the second quarter of 2014, with an annualized GDP growth rate of 4.6%.

Investors’ positive outlook for the U.S. economy contributed to a solid domestic stock market for most of the period. However, slowing global economic growth, combined with renewed geopolitical concerns (including protests in Hong Kong), caused stock market weakness in September 2014. Despite the late-period uncertainty, large-cap stocks (measured by the S&P 500 Index1) finished the period with a gain of 19.73%. The two best-performing sectors were information technology, which benefited from a recovering economy, and health care, which benefited from the implementation of the Affordable Care Act.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Index Asset Allocation Fund	3

In the bond market, high-yield bonds continued to benefit from a low default rate and investor demand for yield. As a result, the BofA Merrill Lynch High Yield Master II Index2 gained 7.23% for the 12-month period. Declining interest rates helped investment-grade bonds post modest gains, with the Barclays U.S. Aggregate Bond Index3 gaining 3.96%.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

2.	The BofA Merrill Lynch High Yield Master II Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index.

3.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

4	Wells Fargo Advantage Index Asset Allocation Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christian Chan, CFA

Kandarp Acharya, CFA, FRM

Average annual total returns (%) as of September 30, 2014

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (SFAAX)	11-13-1986	10.13	11.77	6.51	16.83	13.10	7.14	1.18	1.15
Class B (SASBX)*	1-1-1995	10.90	12.00	6.59	15.90	12.25	6.59	1.93	1.90
Class C (WFALX)	4-1-1998	14.96	12.26	6.34	15.96	12.26	6.34	1.93	1.90
Administrator Class (WFAIX)	11-8-1999	–	–	–	17.12	13.39	7.41	1.02	0.90
Index Asset Allocation Composite Index[3]	–	–	–	–	17.16	12.91	8.32	–	–
Barclays U.S. Treasury 20+ Year Index[4]	–	–	–	–	12.81	7.03	6.98	–	–
S&P 500 Index[5]	–	–	–	–	19.73	15.70	8.11	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Index Asset Allocation Fund	5

Growth of $10,000 investment[6] as of September 30, 2014

1.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

2.	The Adviser has committed through January 31, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	Source: Wells Fargo Funds Management, LLC. The Index Asset Allocation Composite Index is weighted 60% in the S&P 500 Index and 40% in the Barclays U.S. Treasury 20+ Year Index (a subset of the Barclays U.S. Treasury Index, which contains public obligations of the U.S. Treasury with a remaining maturity of one year or more). You cannot invest directly in an index.

4.	The Barclays U.S. Treasury 20+ Year Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

5.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the Index Asset Allocation Composite Index, S&P 500 Index, and Barclays U.S. Treasury 20+ Year Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximuminitial sales charge of 5.75%.

7.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

8.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

9.	Equity sector distribution is subject to change and is calculated based on the total long-term equity investments of the Fund.

10.	Target allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of target allocations. Neutral target allocation is the target allocation of the Fund as stated in the Fund’s prospectus. Current target allocation is the current allocation of the Fund based on our Tactical Asset Allocation Model as of the date specified.

6	Wells Fargo Advantage Index Asset Allocation Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the Asset Allocation Composite Index and the S&P 500 Index benchmarks but outperformed the Barclays U.S. Treasury 20+ Year Index for the 12-month period that ended September 30, 2014.

■	The Fund’s tactical overweight to stocks contributed to relative performance as the S&P 500 Index outperformed long-term U.S. Treasury bonds. For the 12-month period, the S&P 500 Index rose by 19.7% while the Barclays U.S. Treasury 20+ Year Index gained 12.8%.

Better economic conditions buoyed investors during the period.

Stock markets rose sharply as strengthening economic conditions, coupled with accommodative central bank policies, bolstered investors’ confidence. The U.S. Federal Reserve pared its monthly bond purchases amid better-than-expected economic data while, at the same time, signaling that short-term rates would remain low for some time to come. The unemployment rate continued to trend lower, and consumer confidence rose to levels not seen since 2007. Overseas, the European Central Bank imposed negative rates in an attempt to spur lending and combat subdued inflation in the eurozone.

Although the equity rally was broad-based, the magnitude of returns varied quite a bit. U.S. large-cap stocks were the main beneficiaries, with the S&P 500 Index gaining 19.7% and closing out the period with its seventh consecutive quarterly gain. Returns among smaller companies, on the other hand, were more muted—the Russell 2000® Index7 rose by a modest 3.9%. Meanwhile, U.S. Treasury bond prices rose as yields fell during the period.

Ten largest long-term holdings[8] (%) as of September 30, 2014
U.S. Treasury Bond, 4.38%, 5-15-2040	2.27
U.S. Treasury Bond, 3.75%, 8-15-2041	2.24
U.S. Treasury Bond, 4.25%, 11-15-2040	2.21
U.S. Treasury Bond, 4.63%, 2-15-2040	2.15
U.S. Treasury Bond, 4.38%, 5-15-2041	2.04
Apple Incorporated	2.03
U.S. Treasury Bond, 4.38%, 11-15-2039	1.96
U.S. Treasury Bond, 4.75%, 2-15-2041	1.88
U.S. Treasury Bond, 3.88%, 8-15-2040	1.84
U.S. Treasury Bond, 3.75%, 11-15-2043	1.66

Neutral target allocation[10] as of September 30, 2014
Bonds	40%
Stocks	60%

Equity sector distribution[9] as of September 30, 2014

Current target allocation[10] as of September 30, 2014
Bonds	32%
Stocks	68%

The Fund maintained an overweight toward stocks during the 12-month period.

During the period, the Fund employed a Tactical Asset Allocation (TAA) Model, which seeks to enhance returns by shifting effective allocations based on the relative attractiveness of stocks and bonds. The Fund’s stock holdings seek to replicate the holdings of the S&P 500 Index and its bond holdings seek to replicate the holdings of the Barclays U.S. Treasury 20+ Year Index. Although effective weights fluctuated during the 12-month period, the Fund maintained an overweight toward stocks throughout the period. The Fund closed out the period with a targeted allocation of 68% in stocks and 32% in bonds. Because of price fluctuations, the Fund’s actual allocation on a particular day may differ slightly from the target allocation. The emphasis on stocks contributed positively to relative performance over the past year, as U.S. stocks outperformed U.S. Treasury bonds. The Fund’s neutral target allocation is 60% stocks and 40% bonds.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Index Asset Allocation Fund	7

The TAA Model continued to favor stocks relative to bonds at the close of the period.

The model is a relative-value model, measuring the expected returns on stocks versus the expected returns on bonds. Given extremely low Treasury yields and reasonably priced equity markets, the model continued to favor stocks at the close of the period. The Fund changed portfolio managers on September 30, 2013. The current portfolio managers continue to use the TAA Model but may also consider additional factors, such as monetary policy, growth prospects, valuations, and market sentiment.

Please see footnotes on page 5.

8	Wells Fargo Advantage Index Asset Allocation Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2014 to September 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2014	Ending account value 9-30-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,063.25	$5.95	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82	1.15%
Class B
Actual	$1,000.00	$1,058.55	$9.80	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60	1.90%
Class C
Actual	$1,000.00	$1,059.25	$9.81	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60	1.90%
Administrator Class
Actual	$1,000.00	$1,064.25	$4.66	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56	0.90%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2014	Wells Fargo Advantage Index Asset Allocation Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 0.01%
FHLMC	10.50%	1-1-2016	$109	$112
FNMA Series 2002-T1 Class A4	9.50	11-25-2031	88,639	107,627

Total Agency Securities (Cost $93,525)				107,739

			Shares

Common Stocks: 58.89%

Consumer Discretionary: 6.89%

Auto Components: 0.22%
BorgWarner Incorporated			6,088	320,290
Delphi Automotive plc			7,987	489,923
Johnson Controls Incorporated			17,760	781,440
The Goodyear Tire & Rubber Company			7,339	165,751

				1,757,404

Automobiles: 0.38%
Ford Motor Company			103,414	1,529,493
General Motors Company			35,941	1,147,956
Harley-Davidson Incorporated			5,799	337,502

				3,014,951

Distributors: 0.05%
Genuine Parts Company			4,081	357,945

Diversified Consumer Services: 0.03%
H&R Block Incorporated			7,336	227,489

Hotels, Restaurants & Leisure: 0.95%
Carnival Corporation			12,006	482,281
Chipotle Mexican Grill Incorporated †			826	550,603
Darden Restaurants Incorporated «			3,528	181,551
Marriott International Incorporated Class A			5,809	406,049
McDonald’s Corporation			26,181	2,482,221
Starbucks Corporation			20,032	1,511,615
Starwood Hotels & Resorts Worldwide Incorporated			5,082	422,873
Wyndham Worldwide Corporation			3,339	271,327
Wynn Resorts Limited			2,162	404,467
Yum! Brands Incorporated			11,723	843,822

				7,556,809

Household Durables: 0.22%
D.R. Horton Incorporated			8,842	181,438
Garmin Limited «			3,235	168,188
Harman International Industries Incorporated			1,813	177,747
Leggett & Platt Incorporated			3,660	127,807
Lennar Corporation			4,742	184,132
Mohawk Industries Incorporated †			1,648	222,183
Newell Rubbermaid Incorporated			7,302	251,262

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of investments—September 30, 2014

Security name	Shares	Value

Household Durables (continued)
Pulte Homes Incorporated	9,021	$159,311
Whirlpool Corporation	2,078	302,661

		1,774,729

Internet & Catalog Retail: 0.77%
Amazon.com Incorporated †	10,103	3,257,611
Expedia Incorporated	2,645	231,755
Netflix Incorporated †	1,600	721,888
The Priceline Group Incorporated †	1,398	1,619,695
TripAdvisor Incorporated †	2,971	271,609

		6,102,558

Leisure Products: 0.06%
Hasbro Incorporated	3,060	168,285
Mattel Incorporated	9,007	276,065

		444,350

Media: 2.07%
Cablevision Systems Corporation New York Group Class A «	5,781	101,225
CBS Corporation Class B	12,922	691,327
Comcast Corporation Class A	69,009	3,711,304
DIRECTV Group Incorporated †	13,390	1,158,503
Discovery Communications Incorporated Class A	3,944	149,083
Discovery Communications Incorporated Class C	7,288	271,697
Gannett Company Incorporated	6,017	178,524
Interpublic Group of Companies Incorporated	11,237	205,862
News Corporation Class A †	13,277	217,079
Omnicom Group Incorporated	6,697	461,155
Scripps Networks Interactive Incorporated	2,762	215,685
The Walt Disney Company	42,109	3,748,964
Time Warner Cable Incorporated	7,430	1,066,131
Time Warner Incorporated	22,795	1,714,412
Twenty-First Century Fox Incorporated	50,219	1,722,010
Viacom Incorporated Class B	10,150	780,941

		16,393,902

Multiline Retail: 0.40%
Dollar General Corporation †	8,091	494,441
Dollar Tree Incorporated †	5,484	307,488
Family Dollar Stores Incorporated	2,550	196,962
Kohl’s Corporation	5,455	332,919
Macy’s Incorporated	9,414	547,707
Nordstrom Incorporated	3,802	259,943
Target Corporation	16,895	1,058,979

		3,198,439

Specialty Retail: 1.25%
AutoNation Incorporated †	2,087	104,997
AutoZone Incorporated †	868	442,385

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2014	Wells Fargo Advantage Index Asset Allocation Fund	11

Security name	Shares	Value

Specialty Retail (continued)
Bed Bath & Beyond Incorporated †	5,384	$354,429
Best Buy Company Incorporated	7,737	259,886
CarMax Incorporated †	5,847	271,593
GameStop Corporation Class A «	3,003	123,724
Gap Incorporated	7,307	304,629
L Brands Incorporated	6,546	438,451
Lowe’s Companies Incorporated	26,318	1,392,749
O’Reilly Automotive Incorporated †	2,767	416,046
PetSmart Incorporated	2,649	185,668
Ross Stores Incorporated	5,597	423,021
Staples Incorporated	17,179	207,866
The Home Depot Incorporated	35,888	3,292,365
Tiffany & Company	2,998	288,737
TJX Companies Incorporated	18,478	1,093,343
Tractor Supply Company	3,670	225,742
Urban Outfitters Incorporated †	2,720	99,824

		9,925,455

Textiles, Apparel & Luxury Goods: 0.49%
Coach Incorporated	7,321	260,701
Fossil Group Incorporated †	1,242	116,624
Michael Kors Holdings Limited †	5,474	390,789
Nike Incorporated Class B	18,752	1,672,678
PVH Corporation	2,196	266,045
Ralph Lauren Corporation	1,619	266,698
Under Armour Incorporated Class A †	4,435	306,459
VF Corporation	9,197	607,278

		3,887,272

Consumer Staples: 5.62%

Beverages : 1.29%
Brown-Forman Corporation Class B	4,213	380,097
Coca-Cola Enterprises Incorporated	6,022	267,136
Constellation Brands Incorporated Class A †	4,468	389,431
Dr Pepper Snapple Group Incorporated	5,205	334,734
Molson Coors Brewing Company	4,246	316,072
Monster Beverage Corporation †	3,834	351,463
PepsiCo Incorporated	40,177	3,740,077
The Coca-Cola Company	105,252	4,490,050

		10,269,060

Food & Staples Retailing: 1.31%
Costco Wholesale Corporation	11,685	1,464,364
CVS Health Corporation	30,881	2,457,819
Safeway Incorporated	6,145	210,774
Sysco Corporation	15,644	593,690
The Kroger Company	13,037	677,924
Wal-Mart Stores Incorporated	42,104	3,219,693

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of investments—September 30, 2014

Security name	Shares	Value

Food & Staples Retailing (continued)
Walgreen Company	23,466	$1,390,830
Whole Foods Market Incorporated	9,631	367,037

		10,382,131

Food Products: 0.94%
Archer Daniels Midland Company	17,212	879,533
Campbell Soup Company	4,770	203,822
ConAgra Foods Incorporated	11,266	372,229
General Mills Incorporated	16,333	824,000
Hormel Foods Corporation	3,580	183,976
JM Smucker Company	2,715	268,758
Kellogg Company	6,815	419,804
Keurig Green Mountain Incorporated	3,249	422,792
Kraft Foods Group Incorporated	15,838	893,263
McCormick & Company Incorporated	3,462	231,608
Mead Johnson Nutrition Company	5,390	518,626
Mondelez International Incorporated Class A	44,952	1,540,280
The Hershey Company	3,976	379,430
Tyson Foods Incorporated Class A	7,807	307,362

		7,445,483

Household Products: 1.13%
Clorox Company	3,433	329,705
Colgate-Palmolive Company	22,889	1,492,821
Kimberly-Clark Corporation	9,971	1,072,580
The Procter & Gamble Company	72,197	6,045,777

		8,940,883

Personal Products: 0.07%
Avon Products Incorporated	11,587	145,996
Estee Lauder Companies Incorporated Class A	5,998	448,171

		594,167

Tobacco: 0.88%
Altria Group Incorporated	52,888	2,429,675
Lorillard Incorporated	9,597	574,956
Philip Morris International	41,651	3,473,693
Reynolds American Incorporated	8,213	484,567
		6,962,891

Energy: 5.71%

Energy Equipment & Services: 1.07%
Baker Hughes Incorporated	11,600	754,696
Cameron International Corporation †	5,408	358,983
Diamond Offshore Drilling Incorporated «	1,790	61,343
Ensco plc Class A	6,229	257,320
FMC Technologies Incorporated †	6,263	340,144
Halliburton Company	22,677	1,462,893
Helmerich & Payne Incorporated	2,885	282,355

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2014	Wells Fargo Advantage Index Asset Allocation Fund	13

Security name	Shares	Value

Energy Equipment & Services (continued)
Nabors Industries Limited	7,713	$175,548
National Oilwell Varco Incorporated	11,473	873,095
Noble Corporation plc	6,777	150,585
Schlumberger Limited	34,565	3,514,915
Transocean Limited «	9,078	290,224

		8,522,101

Oil, Gas & Consumable Fuels: 4.64%
Anadarko Petroleum Corporation	13,490	1,368,426
Apache Corporation	10,197	957,192
Cabot Oil & Gas Corporation	11,129	363,807
Chesapeake Energy Corporation	13,849	318,389
Chevron Corporation	50,634	6,041,649
Cimarex Energy Company	2,318	293,297
ConocoPhillips Company	32,786	2,508,785
CONSOL Energy Incorporated	6,135	232,271
Denbury Resources Incorporated	9,395	141,207
Devon Energy Corporation	10,255	699,186
EOG Resources Incorporated	14,595	1,445,197
EQT Corporation	4,038	369,639
Exxon Mobil Corporation	113,712	10,694,614
Hess Corporation	6,976	657,976
Kinder Morgan Incorporated «	17,542	672,560
Marathon Oil Corporation	17,981	675,906
Marathon Petroleum Corporation	7,552	639,428
Murphy Oil Corporation	4,449	253,193
Newfield Exploration Company †	3,641	134,972
Noble Energy Incorporated	9,608	656,803
Occidental Petroleum Corporation	20,787	1,998,670
ONEOK Incorporated	5,545	363,475
Phillips 66	14,902	1,211,682
Pioneer Natural Resources Company	3,816	751,638
QEP Resources Incorporated	4,416	135,924
Range Resources Corporation	4,496	304,874
Southwestern Energy Company †	9,418	329,159
Spectra Energy Corporation	17,887	702,244
Tesoro Corporation	3,419	208,491
The Williams Companies Incorporated	17,935	992,702
Valero Energy Corporation	14,075	651,250

		36,774,606

Financials: 9.60%

Banks: 3.56%
Bank of America Corporation	280,397	4,780,769
Branch Banking & Trust Corporation	19,187	713,948
Citigroup Incorporated	80,841	4,189,181
Comerica Incorporated	4,822	240,425
Fifth Third Bancorp	22,242	445,285
Huntington Bancshares Incorporated	21,784	211,958

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of investments—September 30, 2014

Security name	Shares	Value

Banks (continued)
JPMorgan Chase & Company	100,292	$6,041,590
KeyCorp	23,381	311,669
M&T Bank Corporation	3,519	433,858
PNC Financial Services Group Incorporated	14,416	1,233,721
Regions Financial Corporation	36,758	369,050
SunTrust Banks Incorporated	14,156	538,353
US Bancorp	48,046	2,009,764
Wells Fargo & Company (l)	126,668	6,570,269
Zions Bancorporation	5,408	157,156

		28,246,996

Capital Markets: 1.34%
Affiliated Managers Group Incorporated †	1,482	296,934
Ameriprise Financial Incorporated	4,992	615,913
Bank of New York Mellon Corporation	30,173	1,168,600
BlackRock Incorporated	3,363	1,104,140
Charles Schwab Corporation	30,584	898,864
E*TRADE Financial Corporation †	7,699	173,920
Franklin Resources Incorporated	10,505	573,678
Goldman Sachs Group Incorporated	10,925	2,005,502
Invesco Limited	11,539	455,560
Legg Mason Incorporated	2,715	138,899
Morgan Stanley	40,834	1,411,631
Northern Trust Corporation	5,904	401,649
State Street Corporation	11,293	831,278
T. Rowe Price Group Incorporated	7,014	549,898

		10,626,466

Consumer Finance: 0.54%
American Express Company	23,999	2,100,872
Capital One Financial Corporation	14,968	1,221,688
Discover Financial Services	12,314	792,898
Navient Corporation	11,185	198,086

		4,313,544

Diversified Financial Services: 1.18%
Berkshire Hathaway Incorporated Class B †	48,609	6,714,847
CME Group Incorporated	8,422	673,381
IntercontinentalExchange Group Incorporated	3,022	589,441
Leucadia National Corporation	8,450	201,448
McGraw Hill Financial Incorporated	7,221	609,813
Moody’s Corporation	4,955	468,248
The NASDAQ OMX Group Incorporated	3,150	133,623

		9,390,801

Insurance: 1.64%
ACE Limited	8,951	938,691
AFLAC Incorporated	12,077	703,485
Allstate Corporation	11,558	709,314

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2014	Wells Fargo Advantage Index Asset Allocation Fund	15

Security name	Shares	Value

Insurance (continued)
American International Group Incorporated	38,046	$2,055,245
Aon plc	7,746	679,092
Assurant Incorporated	1,903	122,363
Chubb Corporation	6,414	584,187
Cincinnati Financial Corporation	3,925	184,671
Genworth Financial Incorporated †	13,240	173,444
Lincoln National Corporation	6,962	373,024
Loews Corporation	8,129	338,654
Marsh & McLennan Companies Incorporated	14,515	759,715
MetLife Incorporated	29,988	1,610,955
Principal Financial Group Incorporated	7,288	382,401
Prudential Financial Incorporated	12,266	1,078,672
The Hartford Financial Services Group Incorporated	11,940	444,765
The Progressive Corporation	14,349	362,743
The Travelers Companies Incorporated	9,040	849,218
Torchmark Corporation	3,481	182,300
UNUM Group	6,791	233,475
XL Group plc	7,080	234,844

		13,001,258

Real Estate Management & Development: 0.03%
CBRE Group Incorporated †	7,439	221,236

REITs: 1.28%
American Tower Corporation	10,562	988,920
Apartment Investment & Management Company Class A	3,896	123,971
AvalonBay Communities Incorporated	3,500	493,395
Boston Properties Incorporated	4,081	472,417
Crown Castle International Corporation	8,904	717,039
Equity Residential	9,645	593,939
Essex Property Trust Incorporated	1,691	302,266
General Growth Properties Incorporated	16,730	393,992
HCP Incorporated	12,234	485,812
Health Care REIT Incorporated	8,639	538,814
Host Hotels & Resorts Incorporated	20,183	430,503
Kimco Realty Corporation	10,958	240,090
Plum Creek Timber Company	4,723	184,244
Prologis Incorporated	13,329	502,503
Public Storage Incorporated	3,868	641,469
Simon Property Group Incorporated	8,285	1,362,220
The Macerich Company	3,750	239,363
Ventas Incorporated	7,850	486,308
Vornado Realty Trust	4,652	465,014
Weyerhaeuser Company	14,086	448,780

		10,111,059

Thrifts & Mortgage Finance: 0.03%
Hudson City Bancorp Incorporated	12,828	124,688
People’s United Financial Incorporated	8,275	119,739

		244,427

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of investments—September 30, 2014

Security name	Shares	Value

Health Care: 8.18%

Biotechnology: 1.70%
Alexion Pharmaceuticals Incorporated †	5,275	$874,701
Amgen Incorporated	20,254	2,844,877
Biogen Idec Incorporated †	6,296	2,082,780
Celgene Corporation †	21,316	2,020,330
Gilead Sciences Incorporated †	40,304	4,290,361
Regeneron Pharmaceuticals Incorporated †	1,965	708,422
Vertex Pharmaceuticals Incorporated †	6,348	712,944

		13,534,415

Health Care Equipment & Supplies: 1.21%
Abbott Laboratories	40,092	1,667,426
Baxter International Incorporated	14,444	1,036,646
Becton Dickinson & Company	5,115	582,138
Boston Scientific Corporation †	35,350	417,484
C.R. Bard Incorporated	1,987	283,565
CareFusion Corporation †	5,408	244,712
Covidien plc	12,045	1,042,013
DENTSPLY International Incorporated	3,778	172,277
Edwards Lifesciences Corporation †	2,829	288,982
Intuitive Surgical Incorporated †	958	442,424
Medtronic Incorporated	26,115	1,617,824
St. Jude Medical Incorporated	7,590	456,387
Stryker Corporation	7,973	643,820
Varian Medical Systems Incorporated †	2,753	220,570
Zimmer Holdings Incorporated	4,506	453,078

		9,569,346

Health Care Providers & Services: 1.27%
Aetna Incorporated	9,456	765,936
AmerisourceBergen Corporation	5,681	439,141
Cardinal Health Incorporated	8,974	672,332
Cigna Corporation	7,033	637,823
DaVita HealthCare Partners Incorporated †	4,581	335,054
Express Scripts Holding Company †	19,876	1,403,842
Humana Incorporated	4,113	535,883
Laboratory Corporation of America Holdings †	2,262	230,159
McKesson Corporation	6,173	1,201,698
Patterson Companies Incorporated	2,309	95,662
Quest Diagnostics Incorporated	3,849	233,557
Tenet Healthcare Corporation †	2,611	155,067
UnitedHealth Group Incorporated	25,907	2,234,479
Universal Health Services Incorporated Class B	2,431	254,040
WellPoint Incorporated	7,312	874,661

		10,069,334

Health Care Technology: 0.06%
Cerner Corporation †	8,091	481,981

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2014	Wells Fargo Advantage Index Asset Allocation Fund	17

Security name	Shares	Value

Life Sciences Tools & Services: 0.27%
Agilent Technologies Incorporated	8,894	$506,780
PerkinElmer Incorporated	3,008	131,149
Thermo Fisher Scientific Incorporated	10,637	1,294,523
Waters Corporation †	2,238	221,831

		2,154,283

Pharmaceuticals: 3.67%
AbbVie Incorporated	42,441	2,451,392
Actavis plc †	7,047	1,700,300
Allergan Incorporated	7,925	1,412,156
Bristol-Myers Squibb Company	44,207	2,262,514
Eli Lilly & Company	26,214	1,699,978
Hospira Incorporated †	4,496	233,927
Johnson & Johnson	75,201	8,015,675
Mallinckrodt plc †	3,017	271,983
Merck & Company Incorporated	76,916	4,559,580
Mylan Laboratories Incorporated †	9,976	453,808
Perrigo Company plc	3,565	535,427
Pfizer Incorporated	169,075	4,999,548
Zoetis Incorporated	13,363	493,763

		29,090,051

Industrials: 6.07%

Aerospace & Defense: 1.55%
General Dynamics Corporation	8,468	1,076,198
Honeywell International Incorporated	20,868	1,943,228
L-3 Communications Holdings Incorporated	2,299	273,397
Lockheed Martin Corporation	7,193	1,314,737
Northrop Grumman Corporation	5,545	730,609
Precision Castparts Corporation	3,826	906,303
Raytheon Company	8,285	841,922
Rockwell Collins Incorporated	3,603	282,836
Textron Incorporated	7,444	267,910
The Boeing Company	17,868	2,276,026
United Technologies Corporation	22,687	2,395,747

		12,308,913

Air Freight & Logistics: 0.44%
C.H. Robinson Worldwide Incorporated	3,925	260,306
Expeditors International of Washington Incorporated	5,200	211,016
FedEx Corporation	7,075	1,142,259
United Parcel Service Incorporated Class B	18,757	1,843,626

		3,457,207

Airlines: 0.18%
Delta Air Lines Incorporated	22,478	812,580
Southwest Airlines Company	18,270	616,978

		1,429,558

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of investments—September 30, 2014

Security name	Shares	Value

Building Products: 0.05%
Allegion plc	2,559	$121,911
Masco Corporation	9,503	227,312

		349,223

Commercial Services & Supplies: 0.28%
Cintas Corporation	2,573	181,628
Iron Mountain Incorporated	4,581	149,570
Pitney Bowes Incorporated	5,408	135,146
Republic Services Incorporated	6,735	262,800
Stericycle Incorporated †	2,262	263,659
The ADT Corporation «	4,638	164,463
Tyco International Limited	11,827	527,129
Waste Management Incorporated	11,568	549,827

		2,234,222

Construction & Engineering: 0.08%
Fluor Corporation	4,199	280,451
Jacobs Engineering Group Incorporated †	3,546	173,116
Quanta Services Incorporated †	5,781	209,792

		663,359

Electrical Equipment: 0.34%
AMETEK Incorporated	6,551	328,926
Eaton Corporation plc	12,687	803,975
Emerson Electric Company	18,610	1,164,614
Rockwell Automation Incorporated	3,675	403,809

		2,701,324

Industrial Conglomerates: 1.38%
3M Company	17,278	2,447,947
Danaher Corporation	16,253	1,234,903
General Electric Company	267,544	6,854,477
Roper Industries Incorporated	2,668	390,302

		10,927,629

Machinery: 0.92%
Caterpillar Incorporated	16,740	1,657,762
Cummins Incorporated	4,562	602,093
Deere & Company «	9,555	783,414
Dover Corporation	4,439	356,585
Flowserve Corporation	3,646	257,116
Illinois Tool Works Incorporated	9,725	820,985
Ingersoll-Rand plc	7,132	401,960
Joy Global Incorporated	2,616	142,677
Paccar Incorporated	9,461	538,094
Pall Corporation	2,847	238,294
Parker Hannifin Corporation	3,968	452,947
Pentair plc	5,134	336,226

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2014	Wells Fargo Advantage Index Asset Allocation Fund	19

Security name	Shares	Value

Machinery (continued)
Snap-On Incorporated	1,549	$187,553
Stanley Black & Decker Incorporated	4,165	369,810
Xylem Incorporated	4,869	172,801

		7,318,317

Professional Services: 0.11%
Dun & Bradstreet Corporation	968	113,711
Equifax Incorporated	3,245	242,531
Nielsen Holdings NV	8,110	359,516
Robert Half International Incorporated	3,665	179,585

		895,343

Road & Rail: 0.61%
CSX Corporation	26,654	854,527
Kansas City Southern	2,942	356,570
Norfolk Southern Corporation	8,251	920,812
Ryder System Incorporated	1,417	127,487
Union Pacific Corporation	23,929	2,594,382

		4,853,778

Trading Companies & Distributors: 0.13%
Fastenal Company	7,278	326,782
United Rentals Incorporated †	2,554	283,749
W.W. Grainger Incorporated	1,624	408,680

		1,019,211

Information Technology: 11.58%

Communications Equipment: 0.98%
Cisco Systems Incorporated	135,963	3,422,189
F5 Networks Incorporated †	1,974	234,393
Harris Corporation	2,791	185,322
Juniper Networks Incorporated	10,707	237,160
Motorola Solutions Incorporated	5,885	372,403
QUALCOMM Incorporated	44,688	3,341,322

		7,792,789

Electronic Equipment, Instruments & Components: 0.24%
Amphenol Corporation Class A	4,180	417,415
Corning Incorporated	34,423	665,741
FLIR Systems Incorporated	3,778	118,403
Jabil Circuit Incorporated	5,328	107,466
TE Connectivity Limited	10,911	603,269

		1,912,294

Internet Software & Services: 2.03%
Akamai Technologies Incorporated †	4,751	284,110
eBay Incorporated †	30,116	1,705,469
Facebook Incorporated Class A †	51,995	4,109,685

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of investments—September 30, 2014

Security name	Shares	Value

Internet Software & Services (continued)
Google Incorporated Class A †	7,576	$4,457,794
Google Incorporated Class C †	7,576	4,374,079
VeriSign Incorporated †«	2,998	165,250
Yahoo! Incorporated †	24,665	1,005,099

		16,101,486

IT Services: 1.94%
Accenture plc	16,829	1,368,534
Alliance Data Systems Corporation †	1,478	366,943
Automatic Data Processing Incorporated	12,823	1,065,335
Cognizant Technology Solutions Corporation Class A †	16,210	725,722
Computer Sciences Corporation	3,868	236,528
Fidelity National Information Services Incorporated	7,609	428,387
Fiserv Incorporated †	6,646	429,564
International Business Machines Corporation	24,736	4,695,635
MasterCard Incorporated Class A	26,243	1,939,883
Paychex Incorporated	8,715	385,203
Teradata Corporation †	4,132	173,213
Total System Services Incorporated	4,406	136,410
Visa Incorporated Class A	13,126	2,800,695
Western Union Company	14,127	226,597
Xerox Corporation	28,902	382,373

		15,361,022

Semiconductors & Semiconductor Equipment: 1.44%
Altera Corporation	8,237	294,720
Analog Devices Incorporated	8,379	414,677
Applied Materials Incorporated	32,488	702,066
Avago Technologies Limited	6,712	583,944
Broadcom Corporation Class A	14,340	579,623
First Solar Incorporated †	2,002	131,752
Intel Corporation	132,014	4,596,727
KLA-Tencor Corporation	4,411	347,499
Lam Research Corporation	4,321	322,779
Linear Technology Corporation	6,357	282,187
Microchip Technology Incorporated «	5,342	252,303
Micron Technology Incorporated †	28,553	978,226
NVIDIA Corporation	13,726	253,245
Texas Instruments Incorporated	28,463	1,357,400
Xilinx Incorporated	7,161	303,268

		11,400,416

Software: 2.25%
Adobe Systems Incorporated †	12,597	871,586
Autodesk Incorporated †	6,060	333,906
CA Incorporated	8,544	238,719
Citrix Systems Incorporated †	4,383	312,683
Electronic Arts Incorporated †	8,336	296,845
Intuit Incorporated	7,571	663,598
Microsoft Corporation	219,706	10,185,570

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2014	Wells Fargo Advantage Index Asset Allocation Fund	21

Security name	Shares	Value

Software (continued)
Oracle Corporation	86,712	$3,319,335
Red Hat Incorporated †	5,040	282,996
Salesforce.com Incorporated †	15,351	883,143
Symantec Corporation	18,411	432,843

		17,821,224

Technology Hardware, Storage & Peripherals: 2.70%
Apple Incorporated	159,662	16,085,947
EMC Corporation	54,093	1,582,761
Hewlett-Packard Company	49,761	1,765,023
NetApp Incorporated	8,511	365,633
SanDisk Corporation	5,979	585,643
Seagate Technology plc	8,715	499,108
Western Digital Corporation	5,866	570,879

		21,454,994

Materials: 2.04%

Chemicals: 1.51%
Air Products & Chemicals Incorporated	5,110	665,220
Airgas Incorporated	1,790	198,064
CF Industries Holdings Incorporated	1,322	369,129
Dow Chemical Company	29,928	1,569,424
E.I. du Pont de Nemours & Company	24,405	1,751,303
Eastman Chemical Company	3,976	321,619
Ecolab Incorporated	7,189	825,513
FMC Corporation	3,551	203,082
International Flavors & Fragrances Incorporated	2,162	207,293
LyondellBasell Industries NV Class A	11,336	1,231,770
Monsanto Company	13,986	1,573,565
Mosaic Company	8,492	377,130
PPG Industries Incorporated	3,675	723,020
Praxair Incorporated	7,788	1,004,652
Sigma-Aldrich Corporation	3,173	431,560
The Sherwin-Williams Company	2,215	485,063

		11,937,407

Construction Materials: 0.05%
Martin Marietta Materials Incorporated	1,643	211,848
Vulcan Materials Company	3,490	210,203

		422,051

Containers & Packaging: 0.12%
Avery Dennison Corporation	2,498	111,536
Ball Corporation	3,688	233,340
Bemis Company Incorporated	2,664	101,285
MeadWestvaco Corporation	4,492	183,902
Owens-Illinois Incorporated †	4,397	114,542
Sealed Air Corporation	5,654	197,212

		941,817

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of investments—September 30, 2014

Security name	Shares	Value

Metals & Mining: 0.29%
Alcoa Incorporated	31,364	$504,647
Allegheny Technologies Incorporated	2,899	107,553
Freeport-McMoRan Copper & Gold Incorporated Class B	27,703	904,503
Newmont Mining Corporation	13,301	306,588
Nucor Corporation	8,503	461,543

		2,284,834

Paper & Forest Products: 0.07%
International Paper Company	11,387	543,615

Telecommunication Services: 1.43%

Diversified Telecommunication Services: 1.43%
AT&T Incorporated	138,278	4,872,917
CenturyLink Incorporated	15,204	621,692
Frontier Communications Corporation «	26,719	173,941
Verizon Communications Incorporated	110,528	5,525,295
Windstream Holdings Incorporated «	16,069	173,224

		11,367,069

Utilities: 1.77%

Electric Utilities: 1.00%
American Electric Power Company Incorporated	13,032	680,401
Duke Energy Corporation	18,860	1,410,162
Edison International	8,686	485,721
Entergy Corporation	4,789	370,333
Exelon Corporation	22,908	780,934
FirstEnergy Corporation	11,208	376,253
NextEra Energy Incorporated	11,634	1,092,200
Northeast Utilities	8,426	373,272
Pepco Holdings Incorporated	6,693	179,105
Pinnacle West Capital Corporation	2,942	160,751
PPL Corporation	17,712	581,662
The Southern Company	23,881	1,042,406
Xcel Energy Incorporated	13,476	409,670

		7,942,870

Gas Utilities: 0.02%
AGL Resources Incorporated	3,183	163,415

Independent Power & Renewable Electricity Producers: 0.07%
AES Corporation	17,741	251,567
NRG Energy Incorporated	9,003	274,411

		525,978

Multi-Utilities: 0.68%
Ameren Corporation	6,471	248,033
CenterPoint Energy Incorporated	11,459	280,402
CMS Energy Corporation	7,330	217,408
Consolidated Edison Incorporated	7,807	442,345

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2014	Wells Fargo Advantage Index Asset Allocation Fund	23

Security name			Shares	Value

Multi-Utilities (continued)
Dominion Resources Incorporated			15,535	$1,073,313
DTE Energy Company			4,718	358,945
Integrys Energy Group Incorporated			2,129	138,002
NiSource Incorporated			8,407	344,519
PG&E Corporation			12,569	566,108
Public Service Enterprise Group Incorporated			13,490	502,346
SCANA Corporation			3,788	187,923
Sempra Energy			6,164	649,562
TECO Energy Incorporated			6,221	108,121
Wisconsin Energy Corporation			6,012	258,516

				5,375,543

Total Common Stocks (Cost $256,672,851)				467,094,730

	Interest rate	Maturity date	Principal

Non-Agency Mortgage Backed Securities: 0.00%
Citigroup Mortgage Loan Trust Incorporated Series 2004-HYB4 Class AA ±	0.48%	12-25-2034	$24,097	21,046
Terwin Mortgage Trust Series 2004-21HE Class 1A1 ±	1.11	12-25-2034	532	527

Total Non-Agency Mortgage Backed Securities (Cost $24,629)				21,573

U.S. Treasury Securities: 38.82%
U.S. Treasury Bond	2.75	8-15-2042	11,977,000	10,973,926
U.S. Treasury Bond	2.75	11-15-2042	10,660,000	9,753,900
U.S. Treasury Bond	2.88	5-15-2043	12,560,000	11,767,150
U.S. Treasury Bond	3.00	5-15-2042	8,536,000	8,242,575
U.S. Treasury Bond	3.13	11-15-2041	11,934,000	11,837,036
U.S. Treasury Bond	3.13	2-15-2042	9,800,000	9,705,058
U.S. Treasury Bond	3.13	2-15-2043	13,024,000	12,836,780
U.S. Treasury Bond	3.38	5-15-2044	8,800,000	9,086,000
U.S. Treasury Bond	3.50	2-15-2039	7,415,000	7,890,020
U.S. Treasury Bond	3.63	8-15-2043	11,845,000	12,803,711
U.S. Treasury Bond	3.63	2-15-2044	8,800,000	9,510,873
U.S. Treasury Bond	3.75	8-15-2041	15,975,000	17,737,234
U.S. Treasury Bond	3.75	11-15-2043	11,905,000	13,158,739
U.S. Treasury Bond	3.88	8-15-2040	12,868,000	14,568,995
U.S. Treasury Bond	4.25	5-15-2039	10,503,000	12,565,852
U.S. Treasury Bond	4.25	11-15-2040	14,576,000	17,509,420
U.S. Treasury Bond	4.38	2-15-2038	3,478,000	4,221,965
U.S. Treasury Bond	4.38	11-15-2039	12,725,000	15,528,470
U.S. Treasury Bond	4.38	5-15-2040	14,734,000	18,016,912
U.S. Treasury Bond	4.38	5-15-2041	13,209,000	16,203,731
U.S. Treasury Bond	4.50	2-15-2036	7,019,000	8,665,173
U.S. Treasury Bond	4.50	5-15-2038	4,558,000	5,636,250
U.S. Treasury Bond	4.50	8-15-2039	7,736,000	9,602,310
U.S. Treasury Bond	4.63	2-15-2040	13,479,000	17,071,989
U.S. Treasury Bond	4.75	2-15-2037	2,550,000	3,258,023
U.S. Treasury Bond	4.75	2-15-2041	11,532,000	14,939,349
U.S. Treasury Bond	5.00	5-15-2037	3,615,000	4,770,672

Total U.S. Treasury Securities (Cost $277,081,325)				307,862,113

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Index Asset Allocation Fund	Portfolio of investments—September 30, 2014

Security name	Yield		Shares	Value

Short-Term Investments: 2.46%

Investment Companies: 1.89%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%		11,735,483	$11,735,483
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)	0.11		3,228,200	3,228,200

				14,963,683

		Maturity date	Principal
U.S. Treasury Securities: 0.57%
U.S. Treasury Bill (z)#	0.02	12-11-2014	$4,510,000	4,509,865

Total Short-Term Investments (Cost $19,473,550)				19,473,548

Total investments in securities (Cost $553,345,880) *	100.18%	794,559,703
Other assets and liabilities, net	(0.18)	(1,433,945)

Total net assets	100.00%	$793,125,758

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(u)	The rate represents the 7-day annualized yield at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $578,261,535 and unrealized gains (losses) consists of:

Gross unrealized gains	$245,843,342
Gross unrealized losses	(29,545,174)

Net unrealized gains	$216,298,168

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—September 30, 2014	Wells Fargo Advantage Index Asset Allocation Fund	25

Assets
Investments
In unaffiliated securities (including $3,134,534 of securities loaned), at value (cost $534,723,488)	$773,025,751
In affiliated securities, at value (cost $18,622,392)	21,533,952

Total investments, at value (cost $553,345,880)	794,559,703
Principal paydown receivable	8
Receivable for Fund shares sold	326,437
Receivable for dividends and interest	3,214,508
Receivable for daily variation margin on open futures contracts	161,688
Prepaid expenses and other assets	29,630

Total assets	798,291,974

Liabilities
Payable for Fund shares redeemed	937,835
Payable upon receipt of securities loaned	3,228,200
Payable for daily variation margin on open futures contracts	135,000
Advisory fee payable	320,008
Distribution fees payable	15,058
Administration fees payable	195,510
Accrued expenses and other liabilities	334,605

Total liabilities	5,166,216

Total net assets	$793,125,758

NET ASSETS CONSIST OF
Paid-in capital	$591,730,926
Undistributed net investment income	249,270
Accumulated net realized losses on investments	(39,931,153)
Net unrealized gains on investments	241,076,715

Total net assets	$793,125,758

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$708,873,236
Shares outstanding – Class A1	25,140,173
Net asset value per share – Class A	$28.20
Maximum offering price per share – Class A2	$29.92
Net assets – Class B	$375,881
Shares outstanding – Class B1	21,689
Net asset value per share – Class B	$17.33
Net assets – Class C	$24,093,462
Shares outstanding – Class C1	1,400,826
Net asset value per share – Class C	$17.20
Net assets – Administrator Class	$59,783,179
Shares outstanding – Administrator Class[1]	2,119,095
Net asset value per share – Administrator Class	$28.21

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Index Asset Allocation Fund	Statement of operations—year ended September 30, 2014

Investment income
Dividends (net of foreign withholding taxes of $172)	$9,351,600
Interest	9,837,972
Income from affiliated securities	181,789
Securities lending income, net	13,099

Total investment income	19,384,460

Expenses
Advisory fee	4,391,129
Administration fees
Fund level	376,466
Class A	1,793,790
Class B	1,820
Class C	54,087
Administrator Class	41,511
Shareholder servicing fees
Class A	1,724,798
Class B	1,750
Class C	52,007
Administrator Class	102,529
Distribution fees
Class B	5,250
Class C	156,020
Custody and accounting fees	82,273
Professional fees	41,070
Registration fees	48,370
Shareholder report expenses	98,974
Trustees’ fees and expenses	16,027
Other fees and expenses	116,894

Total expenses	9,104,765
Less: Fee waivers and/or expense reimbursements	(388,549)

Net expenses	8,716,216

Net investment income	10,668,244

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	7,514,426
Affiliated securities	(260,052)
Futures transactions	6,045,253

Net realized gains on investments	13,299,627

Net change in unrealized gains (losses) on:
Unaffiliated securities	85,825,577
Affiliated securities	1,662,836
Futures transactions	4,649,433

Net change in unrealized gains (losses) on investments	92,137,846

Net realized and unrealized gains (losses) on investments	105,437,473

Net increase in net assets resulting from operations	$116,105,717

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Index Asset Allocation Fund	27

	Year ended September 30, 2014		Year ended September 30, 2013

Operations
Net investment income		$10,668,244		$9,885,514
Net realized gains on investments		13,299,627		63,746,687
Net change in unrealized gains (losses) on investments		92,137,846		4,870,014

Net increase in net assets resulting from operations		116,105,717		78,502,215

Distributions to shareholders from
Net investment income
Class A		(9,743,367)		(9,198,118)
Class B		(3,563)		(8,772)
Class C		(152,334)		(124,004)
Administrator Class		(724,385)		(530,976)

Total distributions to shareholders		(10,623,649)		(9,861,870)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	591,267	16,074,038	518,464	12,159,310
Class B	747	12,307	16,871	232,365
Class C	330,562	5,479,355	187,338	2,697,161
Administrator Class	981,981	26,838,964	440,188	10,162,386

		48,404,664		25,251,222

Reinvestment of distributions
Class A	355,763	9,552,879	389,059	8,999,422
Class B	197	3,194	597	8,342
Class C	8,563	140,435	8,341	117,681
Administrator Class	18,586	500,182	18,155	421,051

		10,196,690		9,546,496

Payment for shares redeemed
Class A	(2,675,484)	(71,220,899)	(3,106,115)	(71,606,237)
Class B	(51,475)	(831,865)	(105,017)	(1,492,465)
Class C	(221,022)	(3,546,915)	(147,111)	(2,098,824)
Administrator Class	(291,552)	(7,845,444)	(397,089)	(8,908,479)

		(83,445,123)		(84,106,005)

Net decrease in net assets resulting from capital share transactions		(24,843,769)		(49,308,287)

Total increase in net assets		80,638,299		19,332,058

Net assets
Beginning of period		712,487,459		693,155,401

End of period		$793,125,758		$712,487,459

Undistributed net investment income		$249,270		$298,160

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Index Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2014	2013	2012	2011	2010
Net asset value, beginning of period	$24.48	$22.17	$18.12	$17.56	$16.42
Net investment income	0.38	0.34	0.29	0.30	0.28
Net realized and unrealized gains (losses) on investments	3.72	2.31	4.05	0.56	1.14

Total from investment operations	4.10	2.65	4.34	0.86	1.42
Distributions to shareholders from
Net investment income	(0.38)	(0.34)	(0.29)	(0.30)	(0.28)
Net asset value, end of period	$28.20	$24.48	$22.17	$18.12	$17.56
Total return[1]	16.83%	12.02%	24.07%	4.84%	8.72%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.18%	1.17%	1.18%	1.26%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.14%
Net investment income	1.42%	1.43%	1.39%	1.54%	1.64%
Supplemental data
Portfolio turnover rate	9%	11%	16%	18%	28%
Net assets, end of period (000s omitted)	$708,873	$657,702	$644,365	$575,248	$626,119

1.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Index Asset Allocation Fund	29

(For a share outstanding throughout each period)

	Year ended September 30
CLASS B	2014	2013	2012	2011	2010
Net asset value, beginning of period	$15.03	$13.59	$11.10	$10.74	$10.02
Net investment income	0.11 [1]	0.10 [1]	0.08 [1]	0.09 [1]	0.09 [1]
Net realized and unrealized gains (losses) on investments	2.28	1.42	2.48	0.35	0.70

Total from investment operations	2.39	1.52	2.56	0.44	0.79
Distributions to shareholders from
Net investment income	(0.09)	(0.08)	(0.07)	(0.08)	(0.07)
Net asset value, end of period	$17.33	$15.03	$13.59	$11.10	$10.74
Total return[2]	15.90%	11.22%	23.08%	4.11%	7.90%
Ratios to average net assets (annualized)
Gross expenses	1.94%	1.93%	1.93%	1.93%	2.02%
Net expenses	1.90%	1.90%	1.90%	1.90%	1.89%
Net investment income	0.67%	0.68%	0.65%	0.78%	0.89%
Supplemental data
Portfolio turnover rate	9%	11%	16%	18%	28%
Net assets, end of period (000s omitted)	$376	$1,085	$2,171	$4,500	$8,753

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage Index Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.94	$13.53	$11.06	$10.72	$10.00
Net investment income	0.11	0.10	0.08	0.09	0.09 [1]
Net realized and unrealized gains (losses) on investments	2.27	1.41	2.47	0.34	0.71

Total from investment operations	2.38	1.51	2.55	0.43	0.80
Distributions to shareholders from
Net investment income	(0.12)	(0.10)	(0.08)	(0.09)	(0.08)
Net asset value, end of period	$17.20	$14.94	$13.53	$11.06	$10.72
Total return[2]	15.96%	11.20%	23.11%	4.02%	7.99%
Ratios to average net assets (annualized)
Gross expenses	1.95%	1.93%	1.92%	1.93%	2.01%
Net expenses	1.90%	1.90%	1.90%	1.90%	1.89%
Net investment income	0.67%	0.68%	0.64%	0.79%	0.89%
Supplemental data
Portfolio turnover rate	9%	11%	16%	18%	28%
Net assets, end of period (000s omitted)	$24,093	$19,164	$16,699	$15,895	$17,839

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Index Asset Allocation Fund	31

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010
Net asset value, beginning of period	$24.49	$22.18	$18.14	$17.57	$16.44
Net investment income	0.45	0.40	0.34	0.34	0.31
Net realized and unrealized gains (losses) on investments	3.72	2.30	4.04	0.58	1.16

Total from investment operations	4.17	2.70	4.38	0.92	1.47
Distributions to shareholders from
Net investment income	(0.45)	(0.39)	(0.34)	(0.35)	(0.34)
Net asset value, end of period	$28.21	$24.49	$22.18	$18.14	$17.57
Total return	17.12%	12.31%	24.30%	5.18%	9.02%
Ratios to average net assets (annualized)
Gross expenses	1.04%	1.02%	1.01%	1.02%	1.09%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.89%
Net investment income	1.68%	1.69%	1.63%	1.79%	1.89%
Supplemental data
Portfolio turnover rate	9%	11%	16%	18%	28%
Net assets, end of period (000s omitted)	$59,783	$34,536	$29,920	$20,726	$17,630

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Advantage Index Asset Allocation Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Index Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

Notes to financial statements	Wells Fargo Advantage Index Asset Allocation Fund	33

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Futures contracts

The Fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent

34	Wells Fargo Advantage Index Asset Allocation Fund	Notes to financial statements

differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At September 30, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$(93,485)	$93,485

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Advantage Index Asset Allocation Fund	35

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$107,739	$0	$107,739

Common stocks
Consumer discretionary	54,641,303	0	0	54,641,303
Consumer staples	44,594,615	0	0	44,594,615
Energy	45,296,707	0	0	45,296,707
Financials	76,155,787	0	0	76,155,787
Health care	64,899,410	0	0	64,899,410
Industrials	48,158,084	0	0	48,158,084
Information technology	91,844,225	0	0	91,844,225
Materials	16,129,724	0	0	16,129,724
Telecommunication services	11,367,069	0	0	11,367,069
Utilities	14,007,806	0	0	14,007,806

Non-agency mortgage backed securities	0	21,573	0	21,573

U.S Treasury securities	307,862,113	0	0	307,862,113

Short-term investments
Investment companies	11,735,483	3,228,200	0	14,963,683
U.S. Treasury securities	4,509,865	0	0	4,509,865
	791,202,191	3,357,512	0	794,559,703
Futures contracts	161,688	0	0	161,688
Total assets	$791,363,879	$3,357,512	$0	$794,721,391
Liabilities
Futures contracts	$135,000	$0	$0	$135,000
Total liabilities	$135,000	$0	$0	$135,000

Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date.

Transfers in and transfers out are recognized at the end of the reporting period. At September 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.60% and declining to 0.45% as the average daily net assets of the Fund increase. For the year ended September 30, 2014, the advisory fee was equivalent to an annual rate of 0.58% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.10% as the average daily net assets of the Fund increase.

36	Wells Fargo Advantage Index Asset Allocation Fund	Notes to financial statements

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.15% for Class A shares, 1.90% for Class B shares, 1.90% for Class C shares, and 0.90% for Administrator Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended September 30, 2014, Funds Distributor received $33,651 from the sale of Class A shares and $203 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each class of the Fund is charged a fee at an annual rate of 0.25% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2014 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$42,222,034	$20,374,589	$14,467,189	$50,137,247

6. DERIVATIVE TRANSACTIONS

During the year ended September 30, 2014, the Fund entered into futures contracts to gain market exposure to certain asset classes in accordance with an active asset allocation strategy.

At September 30, 2014, the Fund had long and short futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at September 30, 2014	Unrealized gains (losses)
12-18-2014	Goldman Sachs	135 Long	S&P 500 Index	$66,335,625	$(715,320)
12-19-2014	Goldman Sachs	430 Short	U.S. Treasury Bonds	59,299,688	598,567
12-19-2014	Goldman Sachs	32 Long	U.S. Treasury Bonds	4,413,000	(20,355)

Notes to financial statements	Wells Fargo Advantage Index Asset Allocation Fund	37

The Fund had an average notional amount of $80,983,364 and $68,175,182 in long and short futures contracts, respectively, during the year ended September 30, 2014.

On September 30, 2014, the cumulative unrealized losses on futures contracts in the amount of $137,108 are reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The receivable/payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized gains and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

The fair value of derivative instruments as of September 30, 2014 was as follows for the Fund:

	Asset derivatives			Liability derivatives
	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value
Interest rate contracts	Receivable for daily variation margin on open futures contracts	$161,688	*	Payable for daily variation margin on open futures contracts	$0
Equity contracts	Receivable for daily variation margin on open futures contracts	0		Payable for daily variation margin on open futures contracts	135,000	*
		$161,688			$135,000

*	Only the current day’s variation margin as of September 30, 2014 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2014 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Equity contracts	$15,607,294	$191,300
Interest rate contracts	(9,562,041)	4,458,133
	$6,045,253	$4,649,433

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Futures – variation margin	Goldman Sachs	$161,688	($135,000)	$0	$26,688
Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Futures – variation margin	Goldman Sachs	$135,000	($135,000)	$0	$0

38	Wells Fargo Advantage Index Asset Allocation Fund	Notes to financial statements

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended September 30, 2014, the Fund paid $1,147 in commitment fees.

For the year ended September 30, 2014, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $10,623,649 and $9,861,870 of ordinary income for the years ended September 30, 2014 and September 30, 2013, respectively.

As of September 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$249,270	$3,044,548	$198,101,014

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Index Asset Allocation Fund	39

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Index Asset Allocation Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Index Asset Allocation Fund as of September 30, 2014, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 21, 2014

40	Wells Fargo Advantage Index Asset Allocation Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 82.39% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2014.

Pursuant to Section 854 of the Internal Revenue Code, $9,088,231 of income dividends paid during the fiscal year ended September 30, 2014 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2014, $5,409,508 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2014, 50.96% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Index Asset Allocation Fund	41

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

42	Wells Fargo Advantage Index Asset Allocation Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Index Asset Allocation Fund	43

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Index Asset Allocation Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements, as it had done at the March Meeting.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub- Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to

44	Wells Fargo Advantage Index Asset Allocation Fund	Other information (unaudited)

other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Index Asset Allocation Composite Index, for the one-, three- and five-year periods under review and was lower than its benchmark for the 10-year period under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rate for the Administrator Class was in range of the average rate for its expense Group, while the Management Rate for Class A was higher than the average rate for its expense Group. The Board noted that the net operating expense ratio for Class A was in range of the median net operating expense ratio of its expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Other information (unaudited)	Wells Fargo Advantage Index Asset Allocation Fund	45

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

46	Wells Fargo Advantage Index Asset Allocation Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

228291 11-14 A227/AR227 09-14

Wells Fargo Advantage

C&B Mid Cap Value Fund

Annual Report

September 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage C&B Mid Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite macroeconomic challenges, U.S. economic numbers showed improvement.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage C&B Mid Cap Value Fund for the 12-month period that ended September 30, 2014. The period was marked by heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine and later as Islamic militants (formerly known as ISIS) gained territory in Iraq and Syria. Toward the end of the reporting period, market volatility increased as renewed fears of slowing global growth took hold, and investors began to price in expectations that the U.S. Federal Reserve (Fed) was finally looking to raise short-term interest rates. Although mid-cap stocks (measured by the Russell Midcap® Index1) ended the period with a double-digit gain, small-cap stocks (measured by the Russell 2000® Index2) ended with a low single-digit return.

Major central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero. In January 2014, the FOMC began to reduce (or taper) its bond-buying program by $10 billion per month and continued the taper throughout the reporting period. Some anticipated this action would lead to higher interest rates, however, interest rates followed a downward trend throughout the end of the reporting period, despite short-term volatility. European markets continued to benefit from the European Central Bank’s (ECB’s) actions. In June 2014, the ECB announced a variety of measures aimed at encouraging lending, including cutting its key rate and imposing for the first time a negative interest rate on bank deposits held at the central bank. In September 2014, the ECB cut its key rate to a historic low—to 0.05%—and pushed the deposit rate for banks to -0.20%.

Although the geopolitical situation presented challenges, U.S. stock markets gained on positive economic data.

Geopolitical events were major obstacles throughout the reporting period. The ongoing standoff between the West (the U.S., Europe, and their allies) and Russia over Ukraine began in late 2013 and fed into stock market volatility early in 2014. The situation’s effect on the stock market faded as investors began to believe that the situation would not result in war, but as of September 2014, the situation had resulted in economic sanctions from the West against Russia. However, even as the market began to focus less on that situation, the advance of Islamic militants in Iraq and Syria led to airstrikes by the U.S. and its allies and fears of a regional war in the Middle East.

Despite macroeconomic challenges, U.S. economic numbers showed improvement. The unemployment rate continued its slow improvement, declining from 7.2% in October 2013 to 5.9% in September 2014. Gross domestic product (GDP) growth for the fourth quarter of 2013 was a solid 3.5% on an annualized basis, supporting the view of a recovering economy. Although investors received an unpleasant surprise when GDP growth for the first quarter of 2014 declined by 2.1% on an annualized basis, several commentators suggested that harsh winter weather may have dampened economic activity. Economic growth did accelerate in the second quarter of 2014, with an annualized GDP growth rate of 4.6%.

1.	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an index.

2.	The Russell 2000®Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage C&B Mid Cap Value Fund	3

Investors’ positive outlook for the U.S. economy contributed to a solid domestic stock market for most of the period. However, slowing global economic growth, combined with renewed geopolitical concerns (including protests in Hong Kong), caused stock market weakness in September 2014. Although the Russell Midcap Index ended the period with a 15.83% gain, small-cap stocks were hit harder by the late-period uncertainty; the Russell 2000 Index ended with a relatively modest 3.93% return. Value stocks outperformed growth stocks in both the small-cap and the mid-cap space.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Investors’ positive outlook for the U.S. economy contributed to a solid domestic stock market for most of the period.

4	Wells Fargo Advantage C&B Mid Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Cooke & Bieler, L.P.

Portfolio managers

Edward W. O’Connor, CFA

Mehul Trivedi, CFA

Michael M. Meyer, CFA

R. James O’Neil, CFA

Steve Lyons, CFA

William Weber, CFA

Average annual total returns1 (%) as of September 30, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (CBMAX)	7-26-2004	0.64	13.65	7.61	6.78	15.01	8.25	1.39	1.21
Class B (CBMBX)*	7-26-2004	1.00	13.90	7.69	6.00	14.14	7.69	2.14	1.96
Class C (CBMCX)	7-26-2004	4.98	14.14	7.44	5.98	14.14	7.44	2.14	1.96
Administrator Class (CBMIX)	7-26-2004	–	–	–	6.82	15.06	8.37	1.23	1.16
Institutional Class (CBMSX)	7-26-2004	–	–	–	7.09	15.36	8.64	0.96	0.91
Investor Class (CBMDX)	2-18-1998	–	–	–	6.72	14.95	8.26	1.45	1.26
Russell Midcap® Value Index[4]	–	–	–	–	17.46	17.24	10.17	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage C&B Mid Cap Value Fund	5

Growth of $10,000 investment[5] as of September 30, 2014

1.	Effective June 20, 2008, Class D was renamed Investor Class and modified to assume the features and attributes of Investor Class. Historical performance shown for the Investor Class shares through June 19, 2008, includes Class D expenses.

2.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

3.	The Adviser has committed through January 31, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.20% for Class A, 1.95% for Class B, 1.95% for Class C, 1.15% for Administrator Class, 0.90% for Institutional Class, and 1.25% for Investor Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage C&B Mid Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the Russell Midcap Value Index for the 12-month period that ended September 30, 2014, primarily because of negative stock selection.

■	Stock selection detracted from relative performance, largely because of holdings in the financials, industrials, and information technology (IT) sectors.

■	Sector allocation was a modest detractor to relative performance.

Stock selection was the primary detractor to relative performance during the continued market rally.

Stock selection was negative during the period, driven by a mix of macroeconomic, investment style, and company-specific factors. For example, the financials sector’s most significant detractor, Stewart Information Services Corporation, lagged in part because of a reaction to housing data during the period. Although title insurer Stewart is exposed to housing weakness, we believe the market overreacted to short-term news flow and underappreciated the company’s long-term competitive position. In addition, the drag from the Fund’s holding in security provider Brink’s Company was due in large part to the currency turmoil in Venezuela; the company faced reduced revenue from its Venezuelan operations. Our bias toward high-quality companies and smaller-capitalization stocks also hindered performance in a period in which lower-quality and larger-capitalization stocks tended to outperform.

Sector weightings were a slight detractor to relative performance. Unfavorable positioning included overweights to the consumer discretionary, industrials, and materials sectors and underweights to the consumer staples and telecommunication services sectors. A modest allocation to cash also detracted during a stock market rally. These detractors were partially offset by overweights to health care and IT, as well as underweights to financials, utilities, and energy.

Ten largest equity holdings[6] (%) as of September 30, 2014
Schweitzer-Mauduit International Incorporated	3.65
RenaissanceRe Holdings Limited	3.52
Crown Holdings Incorporated	3.35
Teleflex Incorporated	2.90
TCF Financial Corporation	2.82
Laboratory Corporation of America Holdings	2.78
First Cash Financial Services Incorporated	2.77
G&K Services Incorporated Class A	2.74
The Progressive Corporation	2.70
Helen of Troy Limited	2.68

Among individual stocks, contributors included medical distributor Cardinal Health Incorporated, packaging and containers supplier Ball Corporation, software application provider Rovi Corporation, medical devices provider Teleflex Incorporated, and branded basic family apparel manufacturer Gildan Activewear Incorporated. Detractors included premier specialty company Schweitzer-Mauduit International Incorporated, security and protection service provider Brink’s Company, money transfer firm Western Union Company, insurance provider Stewart Information Services Corporation, and metals service center Reliance Steel & Aluminum Company.

The Fund’s relative underperformance during the period is a source of frustration for both our portfolio management team and our clients. However, we have seen similar patterns reverse in the past. Most recently, from the second half of 2007 through the first half of 2008, our portfolio significantly lagged the benchmark as investors flocked to commodity-driven investments and highly levered financial stocks, only to notably outperform in the four quarters that followed. The lesson is not that underperformance always leads to outperformance but rather that it is important to distinguish between underperformance driven by changes in the intrinsic value of the portfolio’s holdings—which tends to be permanent—and underperformance driven by shifting investor preferences or external macroeconomic factors—which tends to be temporary. We believe the Fund’s current portfolio struggles fall in the latter category, a byproduct of holding a concentrated portfolio constructed differently than the index and not a sign of a broken process.

Please see footnotes on page 5.

Performance highlights (unaudited)	WellsFargo Advantage C&B Mid Cap Value Fund	7

Sector distribution[7] as of September 30, 2014

We continued to follow our investment process, and the increased market volatility allowed us to uncover a number of attractive opportunities.

During the 12-month period, we found opportunities in areas where we believe that valuations were attractive relative to our view of long-term fundamentals. Purchases included rental and leasing services provider Aercap Holdings NV, bank holding company Commerce Bancshares Incorporated, insurance provider Endurance Specialty Holdings Limited, insurer specialist FNF Group, pawn store operator First Cash Financial Services Incorporated, diversified industrial company Graco Incorporated, communication equipment company

Knowles Corporation, clinical laboratory company Laboratory Corporation of America Holdings, money transfer and payment services Moneygram International Incorporated, specialty retailer PetSmart Incorporated, insurance company The Progressive Corporation, engineering and construction company Tetra Tech Incorporated, recreational vehicle manufacturer Winnebago Industries Incorporated, and fuel logistics company World Fuel Services Corporation.

To make room for these investments, several positions were trimmed and others eliminated after they reached our valuation targets. Personal products manufacturer Avon Products Incorporated was sold due to our declining confidence in its competitive position and management’s ability to orchestrate a turnaround. Electric power production and retail electricity distributor Entergy Corporation was sold due to a combination of fundamental and valuation reasons. Industrial services provider Harsco Corporation was sold due to a combination of difficulties in a number of its businesses and management instability. Health care services provider Quest Diagnostics Incorporated was sold in favor of an investment that we found more attractive.

Looking ahead, we remain cautiously optimistic about the economy.

Based on earnings results and what we are hearing from company managements, it seems growth, while tepid, is fairly broad-based and consistent. As for stocks, after a historic bull run and an extended period of near-record-low volatility, we would not be surprised to see a more turbulent environment, especially as the U.S. Federal Reserve pulls back on its extraordinary monetary stimulus and moves closer to raising interest rates. We remain poised as always to take advantage of the opportunities that volatility presents to buy undervalued stocks. The recent period has, without question, been frustrating. However, we believe the inescapable math of equity returns will ultimately win out and that owning companies we believe can consistently compound their intrinsic value at attractive valuations should provide favorable absolute and relative returns.

Please see footnotes on page 5.

8	Wells Fargo Advantage C&B Mid Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2014 to September 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2014	Ending account value 9-30-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$978.69	$5.95	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07	1.20%
Class B
Actual	$1,000.00	$975.19	$9.66	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.29	$9.85	1.95%
Class C
Actual	$1,000.00	$975.11	$9.66	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.29	$9.85	1.95%
Administrator Class
Actual	$1,000.00	$978.92	$5.70	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82	1.15%
Institutional Class
Actual	$1,000.00	$980.38	$4.47	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56	0.90%
Investor Class
Actual	$1,000.00	$978.41	$6.20	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33	1.25%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2014	Wells Fargo Advantage C&B Mid Cap Value Fund	9

Security name	Shares	Value

Common Stocks: 97.43%

Consumer Discretionary: 13.21%

Automobiles: 1.97%
Winnebago Industries Incorporated †	175,805	$3,827,275

Household Durables: 2.68%
Helen of Troy Limited †	99,100	5,204,732

Leisure Products: 2.68%
Hasbro Incorporated	94,300	5,186,029

Media: 2.51%
Omnicom Group Incorporated	70,600	4,861,516

Specialty Retail: 1.30%
PetSmart Incorporated	35,900	2,516,231

Textiles, Apparel & Luxury Goods: 2.07%
Gildan Activewear Incorporated	73,400	4,016,448

Energy: 4.99%

Oil, Gas & Consumable Fuels: 4.99%
Noble Energy Incorporated	75,700	5,174,852
World Fuel Services Corporation	112,635	4,496,389

		9,671,241

Financials: 26.37%

Banks: 7.33%
City National Corporation	49,200	3,722,964
Commerce Bancshares Incorporated	112,500	5,022,562
TCF Financial Corporation	352,000	5,466,560

		14,212,086

Consumer Finance: 2.77%
First Cash Financial Services Incorporated †	95,900	5,368,482

Insurance: 16.27%
Endurance Specialty Holdings Limited	89,900	4,960,682
FNF Group	145,300	4,030,622
RenaissanceRe Holdings Limited	68,200	6,819,318
Stewart Information Services Corporation	124,900	3,665,815
The Progressive Corporation	207,000	5,232,960
Torchmark Corporation	53,800	2,817,506
Willis Group Holdings plc	97,000	4,015,800

		31,542,703

Health Care: 10.64%

Health Care Equipment & Supplies: 2.90%
Teleflex Incorporated	53,500	5,619,640

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage C&B Mid Cap Value Fund	Portfolio of investments—September 30, 2014

Security name	Shares	Value

Health Care Providers & Services: 7.74%
Cardinal Health Incorporated	64,000	$4,794,880
Laboratory Corporation of America Holdings †	53,000	5,392,750
MEDNAX Incorporated †	87,900	4,818,678

		15,006,308

Industrials: 17.70%

Building Products: 2.23%
Quanex Building Products Corporation	238,500	4,314,465

Commercial Services & Supplies: 9.20%
Brink’s Company	172,820	4,154,593
G&K Services Incorporated Class A	95,800	5,305,404
Steelcase Incorporated	276,800	4,481,392
Tetra Tech Incorporated	156,300	3,904,374

		17,845,763

Machinery: 4.63%
Graco Incorporated	27,000	1,970,460
Kennametal Incorporated	76,100	3,143,691
Parker Hannifin Corporation	33,900	3,869,685

		8,983,836

Trading Companies & Distributors: 1.64%
Aercap Holdings NV †	77,800	3,182,020

Information Technology: 9.06%

Electronic Equipment, Instruments & Components: 1.83%
Knowles Corporation †	134,220	3,556,830

IT Services: 3.87%
Moneygram International Incorporated †	288,542	3,618,317
Western Union Company	242,200	3,884,888

		7,503,205

Semiconductors & Semiconductor Equipment: 2.41%
Entegris Incorporated †	382,600	4,399,900
Teradyne Incorporated	13,600	263,704

		4,663,604

Software: 0.95%
Rovi Corporation †	93,248	1,841,182

Materials: 15.46%

Containers & Packaging: 9.31%
Ball Corporation	57,000	3,606,390
Bemis Company Incorporated	106,000	4,030,120
Crown Holdings Incorporated †	145,800	6,491,016
Rock-Tenn Company Class A	82,400	3,920,592

		18,048,118

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2014	Wells Fargo Advantage C&B Mid Cap Value Fund	11

Security name	Yield	Shares	Value

Metals & Mining: 2.51%
Reliance Steel & Aluminum Company		71,200	$4,870,080

Paper & Forest Products: 3.64%
Schweitzer-Mauduit International Incorporated		171,100	7,068,141

Total Common Stocks (Cost $157,261,378)			188,909,935

Short-Term Investments: 1.88%

Investment Companies: 1.88%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	3,644,947	3,644,947

Total Short-Term Investments (Cost $3,644,947)			3,644,947

Total investments in securities
(Cost $160,906,325) *	99.31%	192,554,882
Other assets and liabilities, net	0.69	1,344,698

Total net assets	100.00%	$193,899,580

†	Non-income-earning security

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $162,197,125 and unrealized gains (losses) consists of:

Gross unrealized gains	$34,075,371
Gross unrealized losses	(3,717,614)

Net unrealized gains	$30,357,757

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage C&B Mid Cap Value Fund	Statement of assets and liabilities—September 30, 2014

Assets
Investments
In unaffiliated securities, at value (cost $157,261,378)	$188,909,935
In affiliated securities, at value (cost $3,644,947)	3,644,947

Total investments, at value (cost $160,906,325)	192,554,882
Receivable for investments sold	4,460,749
Receivable for Fund shares sold	128,805
Receivable for dividends	90,779
Receivable for securities lending income	295
Prepaid expenses and other assets	29,076

Total assets	197,264,586

Liabilities
Payable for investments purchased	2,989,611
Payable for Fund shares redeemed	143,223
Advisory fee payable	93,313
Distribution fees payable	4,964
Administration fees payable	50,484
Accrued expenses and other liabilities	83,411

Total liabilities	3,365,006

Total net assets	$193,899,580

NET ASSETS CONSIST OF
Paid-in capital	$265,321,628
Undistributed net investment income	326,326
Accumulated net realized losses on investments	(103,396,931)
Net unrealized gains on investments	31,648,557

Total net assets	$193,899,580

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$21,465,227
Shares outstanding – Class A1	849,906
Net asset value per share – Class A	$25.26
Maximum offering price per share – Class A2	$26.80
Net assets – Class B	$169,734
Shares outstanding – Class B1	6,967
Net asset value per share – Class B	$24.36
Net assets – Class C	$7,531,378
Shares outstanding – Class C1	310,102
Net asset value per share – Class C	$24.29
Net assets – Administrator Class	$12,830,261
Shares outstanding – Administrator Class[1]	502,389
Net asset value per share – Administrator Class	$25.54
Net assets – Institutional Class	$33,881,474
Shares outstanding – Institutional Class[1]	1,329,372
Net asset value per share –Institutional Class	$25.49
Net assets – Investor Class	$118,021,506
Shares outstanding – Investor Class[1]	4,650,933
Net asset value per share – Investor Class	$25.38

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2014	Wells Fargo Advantage C&B Mid Cap Value Fund	13

Investment income
Dividends (net of foreign withholding taxes of $5,544)	$2,914,895
Securities lending income, net	17,432
Income from affiliated securities	5,923

Total investment income	2,938,250

Expenses
Advisory fee	1,437,754
Administration fees
Fund level	102,697
Class A	56,407
Class B	1,066
Class C	21,354
Administrator Class	16,641
Institutional Class	26,596
Investor Class	400,604
Shareholder servicing fees
Class A	54,238
Class B	1,025
Class C	20,533
Administrator Class	41,083
Investor Class	312,703
Distribution fees
Class B	3,076
Class C	61,598
Custody and accounting fees	17,086
Professional fees	40,642
Registration fees	63,647
Shareholder report expenses	40,237
Trustees’ fees and expenses	17,796
Other fees and expenses	10,367

Total expenses	2,747,150
Less: Fee waivers and/or expense reimbursements	(263,234)

Net expenses	2,483,916

Net investment income	454,334

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	24,479,648
Net change in unrealized gains (losses) on investments	(11,793,931)

Net realized and unrealized gains (losses) on investments	12,685,717

Net increase in net assets resulting from operations	$13,140,051

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage C&B Mid Cap Value Fund	Statement of changes in net assets

	Year ended September 30, 2014		Year ended September 30, 2013

Operations
Net investment income		$454,334		$758,965
Net realized gains on investments		24,479,648		18,170,015
Net change in unrealized gains (losses) on investments		(11,793,931)		25,090,042

Net increase in net assets resulting from operations		13,140,051		44,019,022

Distributions to shareholders from
Net investment income
Class A		(73,341)		(132,553)
Class C		0		(13,953)
Administrator Class		(81,051)		(101,884)
Institutional Class		(190,145)		(312,656)
Investor Class		(348,778)		(847,059)

Total distributions to shareholders		(693,315)		(1,408,105)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	174,168	4,405,613	303,719	6,415,657
Class B	4,480	107,700	4,051	82,765
Class C	54,969	1,340,346	89,156	1,888,157
Administrator Class	372,293	9,355,473	388,577	8,634,156
Institutional Class	683,926	17,392,989	560,697	12,333,031
Investor Class	829,732	21,063,218	1,513,378	31,608,850

		53,665,339		60,962,616

Reinvestment of distributions
Class A	2,955	72,492	7,079	130,811
Class C	0	0	737	13,225
Administrator Class	2,703	67,052	4,229	79,000
Institutional Class	6,054	149,526	12,902	239,840
Investor Class	14,029	345,955	45,126	837,994

		635,025		1,300,870

Payment for shares redeemed
Class A	(147,227)	(3,752,688)	(229,803)	(4,796,079)
Class B	(28,005)	(679,757)	(49,544)	(956,387)
Class C	(76,355)	(1,890,511)	(56,966)	(1,132,291)
Administrator Class	(685,800)	(17,215,898)	(157,009)	(3,226,640)
Institutional Class	(388,999)	(10,000,809)	(904,655)	(17,984,016)
Investor Class	(1,258,667)	(32,039,199)	(1,475,570)	(30,924,923)

		(65,578,862)		(59,020,336)

Net increase (decrease) in net assets resulting from capital share transactions		(11,278,498)		3,243,150

Total increase in net assets		1,168,238		45,854,067

Net assets
Beginning of period		192,731,342		146,877,275

End of period		$193,899,580		$192,731,342

Undistributed net investment income		$326,326		$565,307

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage C&B Mid Cap Value Fund	15

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2009
CLASS A	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$23.74	$18.22	$14.06	$14.16	$12.33	$11.29
Net investment income	0.06	0.10 [2]	0.16	0.06	0.09 [2]	0.11 [2]
Net realized and unrealized gains (losses) on investments	1.55	5.60	4.10	(0.06)	1.81	1.10

Total from investment operations	1.61	5.70	4.26	0.00	1.90	1.21
Distributions to shareholders from
Net investment income	(0.09)	(0.18)	(0.10)	(0.10)	(0.07)	(0.17)
Net asset value, end of period	$25.26	$23.74	$18.22	$14.06	$14.16	$12.33
Total return[3]	6.78%	31.59%	30.42%	(0.10)%	15.44%	11.05%
Ratios to average net assets (annualized)
Gross expenses	1.35%	1.38%	1.38%	1.35%	1.40%	1.45%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	0.24%	0.49%	0.97%	0.48%	0.70%	1.06%
Supplemental data
Portfolio turnover rate	55%	48%	25%	44%	23%	47%
Net assets, end of period (000s omitted)	$21,465	$19,468	$13,466	$11,174	$14,136	$16,830

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage C&B Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2009
CLASS B	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$22.99	$17.61	$13.60	$13.72	$11.96	$10.90
Net investment income (loss)	(0.14)[2]	(0.05)[2]	0.02 [2]	(0.04)[2]	(0.01)[2]	0.04 [2]
Net realized and unrealized gains (losses) on investments	1.51	5.43	3.99	(0.08)	1.77	1.07

Total from investment operations	1.37	5.38	4.01	(0.12)	1.76	1.11
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	0.00	(0.05)
Net asset value, end of period	$24.36	$22.99	$17.61	$13.60	$13.72	$11.96
Total return[3]	6.00%	30.55%	29.49%	(0.87)%	14.72%	10.27%
Ratios to average net assets (annualized)
Gross expenses	2.10%	2.13%	2.12%	2.10%	2.15%	2.21%
Net expenses	1.95%	1.95%	1.95%	1.95%	1.95%	1.95%
Net investment income (loss)	(0.56)%	(0.26)%	0.14%	(0.28)%	(0.05)%	0.34%
Supplemental data
Portfolio turnover rate	55%	48%	25%	44%	23%	47%
Net assets, end of period (000s omitted)	$170	$701	$1,338	$2,622	$3,826	$4,177

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage C&B Mid Cap Value Fund	17

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2009
CLASS C	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$22.92	$17.60	$13.59	$13.71	$11.96	$10.91
Net investment income (loss)	(0.13)[2]	(0.05)[2]	0.03 [2]	(0.04)[2]	(0.00)[2,3]	0.03 [2]
Net realized and unrealized gains (losses) on investments	1.50	5.42	3.98	(0.08)	1.75	1.08

Total from investment operations	1.37	5.37	4.01	(0.12)	1.75	1.11
Distributions to shareholders from
Net investment income	0.00	(0.05)	0.00	0.00	0.00	(0.06)
Net asset value, end of period	$24.29	$22.92	$17.60	$13.59	$13.71	$11.96
Total return[4]	5.98%	30.58%	29.51%	(0.88)%	14.63%	10.24%
Ratios to average net assets (annualized)
Gross expenses	2.10%	2.13%	2.13%	2.10%	2.15%	2.20%
Net expenses	1.95%	1.95%	1.95%	1.95%	1.95%	1.95%
Net investment income (loss)	(0.52)%	(0.26)%	0.21%	(0.27)%	(0.04)%	0.31%
Supplemental data
Portfolio turnover rate	55%	48%	25%	44%	23%	47%
Net assets, end of period (000s omitted)	$7,531	$7,598	$5,254	$4,611	$6,137	$6,105

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage C&B Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2009
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$24.01	$18.42	$14.22	$14.32	$12.47	$11.39
Net investment income	0.07 [2]	0.11 [2]	0.17 [2]	0.09 [2]	0.10 [2]	0.12 [2]
Net realized and unrealized gains (losses) on investments	1.56	5.67	4.14	(0.07)	1.82	1.11

Total from investment operations	1.63	5.78	4.31	0.02	1.92	1.23
Distributions to shareholders from
Net investment income	(0.10)	(0.19)	(0.11)	(0.12)	(0.07)	(0.15)
Net asset value, end of period	$25.54	$24.01	$18.42	$14.22	$14.32	$12.47
Total return[3]	6.82%	31.65%	30.44%	0.01%	15.47%	11.13%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.21%	1.21%	1.18%	1.22%	1.28%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income	0.26%	0.53%	1.00%	0.55%	0.78%	1.11%
Supplemental data
Portfolio turnover rate	55%	48%	25%	44%	23%	47%
Net assets, end of period (000s omitted)	$12,830	$19,525	$10,636	$10,299	$9,582	$13,237

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage C&B Mid Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2009
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$23.95	$18.38	$14.19	$14.29	$12.44	$11.43
Net investment income	0.14	0.17 [2]	0.23	0.13	0.13 [2]	0.15 [2]
Net realized and unrealized gains (losses) on investments	1.55	5.64	4.11	(0.08)	1.82	1.10

Total from investment operations	1.69	5.81	4.34	0.05	1.95	1.25
Distributions to shareholders from
Net investment income	(0.15)	(0.24)	(0.15)	(0.15)	(0.10)	(0.24)
Net asset value, end of period	$25.49	$23.95	$18.38	$14.19	$14.29	$12.44
Total return[3]	7.09%	31.98%	30.80%	0.21%	15.78%	11.45%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.95%	0.95%	0.92%	0.96%	1.02%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	0.54%	0.82%	1.31%	0.76%	1.02%	1.41%
Supplemental data
Portfolio turnover rate	55%	48%	25%	44%	23%	47%
Net assets, end of period (000s omitted)	$33,881	$24,628	$24,983	$22,704	$34,910	$31,421

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage C&B Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2009
INVESTOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$23.85	$18.30	$14.12	$14.22	$12.37	$11.34
Net investment income	0.05	0.10	0.16	0.07	0.08 [2]	0.11 [2]
Net realized and unrealized gains (losses) on investments	1.55	5.62	4.11	(0.09)	1.83	1.10

Total from investment operations	1.60	5.72	4.27	(0.02)	1.91	1.21
Distributions to shareholders from
Net investment income	(0.07)	(0.17)	(0.09)	(0.08)	(0.06)	(0.18)
Net asset value, end of period	$25.38	$23.85	$18.30	$14.12	$14.22	$12.37
Total return[3]	6.72%	31.55%	30.34%	(0.19)%	15.39%	11.09%
Ratios to average net assets (annualized)
Gross expenses	1.41%	1.44%	1.45%	1.42%	1.49%	1.56%
Net expenses	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	0.18%	0.44%	0.91%	0.42%	0.64%	1.01%
Supplemental data
Portfolio turnover rate	55%	48%	25%	44%	23%	47%
Net assets, end of period (000s omitted)	$118,022	$120,811	$91,201	$80,622	$120,364	$163,708

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage C&B Mid Cap Value Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage C&B Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

22	Wells Fargo Advantage C&B Mid Cap Value Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2014, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $102,106,131 with $18,815,810 expiring in 2016; $64,071,649 expiring in 2017; and $19,218,672 expiring in 2018.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to financial statements	Wells Fargo Advantage C&B Mid Cap Value Fund	23

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Common stocks
Consumer discretionary	$25,612,231	$0	$0	$25,612,231
Energy	9,671,241	0	0	9,671,241
Financials	51,123,271	0	0	51,123,271
Health care	20,625,948	0	0	20,625,948
Industrials	34,326,084	0	0	34,326,084
Information technology	17,564,821	0	0	17,564,821
Materials	29,986,339	0	0	29,986,339

Short-term investments
Investment companies	3,644,947	0	0	3,644,947
Total assets	$192,554,882	$0	$0	$192,554,882

Transfers in and transfers out are recognized at the end of the reporting period. At September 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.70% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended September 30, 2014, the advisory fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Cooke & Bieler, L.P. is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32

24	Wells Fargo Advantage C&B Mid Cap Value Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.20% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares, 1.15% for Administrator Class shares, 0.90% for Institutional Class shares, and 1.25% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended September 30, 2014, Funds Distributor received $4,846 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2014 were $108,587,284 and $114,745,269, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended September 30, 2014, the Fund paid $310 in commitment fees.

For the year ended September 30, 2014, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $693,315 and $1,408,105 of ordinary income for the years ended September 30, 2014 and September 30, 2013, respectively.

As of September 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$326,326	$30,357,757	$(102,106,131)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage C&B Mid Cap Value Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage C&B Mid Cap Value Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the period from November 1, 2009 through September 30, 2010, and the year ended October 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage C&B Mid Cap Value Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 21, 2014

26	Wells Fargo Advantage C&B Mid Cap Value Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2014.

Pursuant to Section 854 of the Internal Revenue Code, $693,315 of income dividends paid during the fiscal year ended September 30, 2014 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage C&B Mid Cap Value Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

28	Wells Fargo Advantage C&B Mid Cap Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage C&B Mid Cap Value Fund	29

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage C&B Mid Cap Value Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Cooke & Bieler, L.P. (the “Sub-Adviser”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

30	Wells Fargo Advantage C&B Mid Cap Value Fund	Other information (unaudited)

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the average performance of the Universe for the one-, three-, and five-year periods under review, and lower than the average performance of the Universe for the ten-year period under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Russell Midcap® Value Index, for the one- and three-year periods under review, and lower than the benchmark for the five- and ten-year periods under review.

The Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to the Universe for the ten-year period under review and its benchmark for the five- and ten-year periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance. The Board noted the positive recent performance of the Fund and was satisfied with the explanation of factors contributing to underperformance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. The Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Lipper to be similar to the Fund. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage C&B Mid Cap Value Fund	31

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. The Board did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

32	Wells Fargo Advantage C&B Mid Cap Value Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

228292 11-14 A228/AR228 09-14

Wells Fargo Advantage Common Stock Fund

Annual Report

September 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Common Stock Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite macroeconomic challenges, U.S. economic numbers showed improvement.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Common Stock Fund for the 12-month period that ended September 30, 2014. The period was marked by heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine and later as Islamic militants (formerly known as ISIS) gained territory in Iraq and Syria. Toward the end of the reporting period, market volatility increased as renewed fears of slowing global growth took hold, and investors began to price in expectations that the U.S. Federal Reserve (Fed) was finally looking to raise short-term interest rates. Although mid-cap stocks (measured by the Russell Midcap® Index1) ended the period with a double-digit gain, small-cap stocks (measured by the Russell 2000® Index2) ended with a low single-digit return.

Major central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero. In January 2014, the FOMC began to reduce (or taper) its bond-buying program by $10 billion per month and continued the taper throughout the reporting period. Some anticipated this action would lead to higher interest rates, however, interest rates followed a downward trend throughout the end of the reporting period, despite short-term volatility. European markets continued to benefit from the European Central Bank’s (ECB’s) actions. In June 2014, the ECB announced a variety of measures aimed at encouraging lending, including cutting its key rate and imposing for the first time a negative interest rate on bank deposits held at the central bank. In September 2014, the ECB cut its key rate to a historic low—to 0.05%—and pushed the deposit rate for banks to -0.20%.

Although the geopolitical situation presented challenges, U.S. stock markets gained on positive economic data.

Geopolitical events were major obstacles throughout the reporting period. The ongoing standoff between the West (the U.S., Europe, and their allies) and Russia over Ukraine began in late 2013 and fed into stock market volatility early in 2014. The situation’s effect on the stock market faded as investors began to believe that the situation would not result in war, but as of September 2014, the situation had resulted in economic sanctions from the West against Russia. However, even as the market began to focus less on that situation, the advance of Islamic militants in Iraq and Syria led to airstrikes by the U.S. and its allies and fears of a regional war in the Middle East.

Despite macroeconomic challenges, U.S. economic numbers showed improvement. The unemployment rate continued its slow improvement, declining from 7.2% in October 2013 to 5.9% in September 2014. Gross domestic product (GDP) growth for the fourth quarter of 2013 was a solid 3.5% on an annualized basis, supporting the view of a recovering economy. Although investors received an unpleasant surprise when GDP growth for the first quarter of 2014 declined by 2.1% on an annualized basis, several commentators suggested that harsh winter weather may have dampened economic activity. Economic growth did accelerate in the second quarter of 2014, with an annualized GDP growth rate of 4.6%.

1.	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an index.

2.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Common Stock Fund	3

Investors’ positive outlook for the U.S. economy contributed to a solid domestic stock market for most of the period. However, slowing global economic growth, combined with renewed geopolitical concerns (including protests in Hong Kong), caused stock market weakness in September 2014. Although the Russell Midcap Index ended the period with a 15.83% gain, small-cap stocks were hit harder by the late-period uncertainty; the Russell 2000 Index ended with a relatively modest 3.93% return. Value stocks outperformed growth stocks in both the small-cap and the mid-cap space.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Investors’ positive outlook for the U.S. economy contributed to a solid domestic stock market for most of the period.

4	Wells Fargo Advantage Common Stock Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Ann M. Miletti

Average annual total returns1 (%) as of September 30, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SCSAX)	11-30-2000	3.93	13.30	10.08	10.26	14.64	10.73	1.32	1.28
Class B (SCSKX)*	11-30-2000	4.42	13.53	10.15	9.42	13.77	10.15	2.07	2.03
Class C (STSAX)	11-30-2000	8.42	13.77	9.90	9.42	13.77	9.90	2.07	2.03
Class R6 (SCSRX)	6-28-2013	–	–	–	10.76	15.03	10.92	0.84	0.84
Administrator Class (SCSDX)	7-30-2010	–	–	–	10.41	14.79	10.81	1.16	1.12
Institutional Class (SCNSX)	7-30-2010	–	–	–	10.72	15.01	10.91	0.89	0.89
Investor Class (STCSX)	12-29-1989	–	–	–	10.23	14.59	10.72	1.38	1.31
Russell 2500™ Index[4]	–	–	–	–	8.97	15.99	9.45	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Common Stock Fund	5

Growth of $10,000 investment[5] as of September 30, 2014

1.	Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, the returns would be higher. Historical performance shown for Administrator Class and Institutional Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, the returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.02% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

3.	The Adviser has committed through January 31, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.26% for Class A, 2.01% for Class B, 2.01% for Class C, 0.85% for Class R6, 1.10% for Administrator Class, 0.90% for Institutional Class, and 1.29% for Investor Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

7.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Common Stock Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Russell 2500 Index, for the 12-month period that ended September 30, 2014.

■	Positive results from holdings in the information technology (IT), consumer discretionary, materials, and industrials sectors were the primary drivers of performance.

■	Results from holdings in the financials and energy sectors detracted the most from performance. Also, a moderate allocation to cash hindered relative results.

The Russell 2500 Index and the U.S. equity market overall generally rose over the 12-month reporting period. The equity market (measured by the Russell 3000® Index6) benefited from a variety of factors, including the continuation of quantitative easing and maintenance of very low interest rates by the U.S. Federal Reserve, growth in gross domestic product, improving employment data, and generally improving economic conditions. In these favorable circumstances, investors continued to seek the potentially higher returns of the equity markets. Different from the previous 12-month reporting period, when many companies experienced increasing valuations due to multiple expansion, in the most recent reporting period, many companies benefited from improving fundamentals, with growth in revenues and earnings. In this environment, and with the expectation of tighter U.S. monetary policy to come, we continue to look for well-positioned companies (those with good business models, strong management teams, and healthy cash flows) that are trading at attractive discounts to their private market valuations (PMVs). (The PMV represents the expected price an investor would pay for the entire company as a stand-alone private entity.)

Ten largest equity holdings[7] (%) as of September 30, 2014
TIBCO Software Incorporated	1.54
Royal Caribbean Cruises Limited	1.54
Red Hat Incorporated	1.54
Diebold Incorporated	1.52
ON Semiconductor Corporation	1.50
CareFusion Corporation	1.47
Steelcase Incorporated	1.45
Bill Barrett Corporation	1.43
Chemtura Corporation	1.41
Republic Services Incorporated	1.40

Favorable stock selection in multiple sectors drove outperformance relative to the benchmark.

Stock selection was positive in a variety of sectors during the period, especially within the IT, consumer discretionary, materials, and industrials sectors. Within IT, a number of companies in the semiconductor subsector benefited from increased spending worldwide on smartphones and the related infrastructure build-out. Skyworks Solutions Incorporated (a designer and manufacturer of semiconductor products), was up 135% for the period. Integrated Device Technology Incorporated (a manufacturer of low-power, high-performance, mixed-signal semiconductor solutions for communications and computing), was up 69% for the period.

In the consumer discretionary sector, Royal Caribbean Cruises Limited rose 79% and Harman International Industries Incorporated, climbed 50% for the period. Harman benefited from accelerating growth in car infotainment along with gains in market share. In the materials sector, the metals and mining subsectors delivered the largest gains, as represented by Steel Dynamics Incorporated, and Royal Gold Incorporated, which each returned over 35% for the period.

Stock selection within the financials and energy sectors dampened Fund performance.

Stock selection within the financials and energy sectors detracted the most from performance. Campus Crest Communities Incorporated (a real estate investment trust that develops residence life–focused student housing properties), fell 36% for the period. Forest Oil Corporation (a natural gas and liquid exploration and production company), which we no longer hold, also detracted during the period.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Common Stock Fund	7

Sector distribution[8] as of September 30, 2014

Our methodology includes buying stocks that are selling at a discount (typically 50% to 60%) compared with their estimated PMVs and selling stocks as they approach or exceed 80% of their PMVs.

Our disciplined investment process enables us to be keenly aware of both price and enterprise value on a company-by-company basis. Through our proprietary database of company acquisitions across industries, sectors, and time frames, we are able to maintain a steady foundation for assessing the PMVs of companies versus the public stock prices for those same companies. Our task is to exploit those discrepancies for the benefit of Fund shareholders by purchasing stocks when we believe they are selling at a discount to their PMVs. An improving economy and favorable investor sentiment helped broadly lift stock prices and keep multiples high over the 12-month period. With the possibility of rising interest rates over the near term, we believe equity investors will be more discerning going forward. In our view, companies with attractive stock prices relative to their PMVs will be brought to the forefront by our process, potentially allowing us to add value through our unique bottom-up research.

Please see footnotes on page 5.

8	Wells Fargo Advantage Common Stock Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2014 to September 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2014	Ending account value 9-30-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$988.04	$6.28	1.26%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.38	1.26%
Class B
Actual	$1,000.00	$984.08	$10.00	2.01%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.99	$10.15	2.01%
Class C
Actual	$1,000.00	$984.54	$10.00	2.01%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.99	$10.15	2.01%
Class R6
Actual	$1,000.00	$990.20	$3.99	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05	0.80%
Administrator Class
Actual	$1,000.00	$988.92	$5.43	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.52	1.09%
Institutional Class
Actual	$1,000.00	$990.20	$4.24	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31	0.85%
Investor Class
Actual	$1,000.00	$987.94	$6.43	1.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.53	1.29%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2014	Wells Fargo Advantage Common Stock Fund	9

Security name	Shares	Value

Common Stocks: 92.41%

Consumer Discretionary: 13.61%

Diversified Consumer Services: 1.37%
Apollo Group Incorporated †	882,980	$22,206,947

Hotels, Restaurants & Leisure: 1.54%
Royal Caribbean Cruises Limited	371,056	24,968,358

Household Durables: 3.22%
Harman International Industries Incorporated	196,641	19,278,684
MDC Holdings Incorporated «	712,621	18,043,564
Mohawk Industries Incorporated †	111,526	15,035,935

		52,358,183

Media: 2.05%
Interpublic Group of Companies Incorporated	1,102,116	20,190,765
Scripps Networks Interactive Incorporated	168,718	13,175,189

		33,365,954

Specialty Retail: 5.43%
Ann Incorporated †	386,091	15,879,923
Express Incorporated †	1,284,964	20,058,288
Tractor Supply Company	165,285	10,166,680
Urban Outfitters Incorporated †	585,696	21,495,043
Vitamin Shoppe Incorporated †	464,912	20,637,444

		88,237,378

Consumer Staples: 1.96%

Food & Staples Retailing: 1.03%
The Fresh Market Incorporated †«	479,987	16,765,946

Household Products: 0.93%
Church & Dwight Company Incorporated	215,887	15,146,632

Energy: 8.35%

Energy Equipment & Services: 3.46%
Cameron International Corporation †	328,298	21,792,421
Helmerich & Payne Incorporated	174,997	17,126,956
Noble Corporation plc	778,989	17,309,136

		56,228,513

Oil, Gas & Consumable Fuels: 4.89%
Bill Barrett Corporation †«	1,052,369	23,194,213
QEP Resources Incorporated	591,000	18,190,980
SM Energy Company	271,023	21,139,794
Southwestern Energy Company †	486,744	17,011,703

		79,536,690

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Common Stock Fund	Portfolio of investments—September 30, 2014

Security name	Shares	Value

Financials: 15.05%

Banks: 5.79%
First Horizon National Corporation	1,830,875	$22,483,145
MB Financial Incorporated	527,811	14,609,808
National Bank Holdings Corporation Class A	1,001,036	19,139,808
TCF Financial Corporation	1,333,621	20,711,134
Zions Bancorporation	590,695	17,165,597

		94,109,492

Capital Markets: 2.61%
E*TRADE Financial Corporation †	420,143	9,491,030
Evercore Partners Incorporated Class A	265,692	12,487,524
Waddell & Reed Financial Incorporated	395,676	20,452,492

		42,431,046

Insurance: 4.80%
Arch Capital Group Limited †	360,704	19,737,723
CNO Financial Group Incorporated	1,331,165	22,576,558
Reinsurance Group of America Incorporated	257,646	20,645,174
RenaissanceRe Holdings Limited	150,882	15,086,691

		78,046,146

REITs: 1.85%
Campus Crest Communities Incorporated	1,965,787	12,581,037
Hersha Hospitality Trust	2,743,501	17,476,101

		30,057,138

Health Care: 10.47%

Health Care Equipment & Supplies: 6.79%
CareFusion Corporation †	528,915	23,933,404
DENTSPLY International Incorporated	414,034	18,879,950
Haemonetics Corporation †	105,281	3,676,413
HeartWare International Incorporated †	116,649	9,055,462
Hologic Incorporated †	743,818	18,097,092
Thoratec Corporation †	765,965	20,474,244
Varian Medical Systems Incorporated †	202,493	16,223,739

		110,340,304

Health Care Providers & Services: 1.05%
Universal Health Services Incorporated Class B	163,201	17,054,505

Life Sciences Tools & Services: 2.63%
Parexel International Corporation †	348,763	22,003,458
PerkinElmer Incorporated	474,365	20,682,314

		42,685,772

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2014	Wells Fargo Advantage Common Stock Fund	11

Security name	Shares	Value

Industrials: 17.30%

Aerospace & Defense: 1.26%
B/E Aerospace Incorporated †	243,390	$20,430,157

Airlines: 1.11%
United Continental Holdings Incorporated †	384,815	18,005,494

Commercial Services & Supplies: 2.85%
Republic Services Incorporated	581,440	22,687,789
Steelcase Incorporated	1,458,299	23,609,861

		46,297,650

Electrical Equipment: 2.10%
Babcock & Wilcox Company	748,143	20,716,080
Sensata Technologies Holdings NV †	302,611	13,475,268

		34,191,348

Machinery: 4.38%
Actuant Corporation Class A	639,829	19,527,581
Allison Transmission Holdings Incorporated	707,660	20,161,233
SPX Corporation	142,787	13,411,983
Wabash National Corporation †	1,362,849	18,153,149

		71,253,946

Road & Rail: 2.92%
Avis Budget Group Incorporated †	235,634	12,933,950
Con-way Incorporated	357,500	16,981,250
Ryder System Incorporated	195,519	17,590,844

		47,506,044

Trading Companies & Distributors: 2.68%
GATX Corporation	358,661	20,935,043
MRC Global Incorporated †	967,531	22,562,823

		43,497,866

Information Technology: 18.68%

Communications Equipment: 1.19%
Riverbed Technology Incorporated †	1,039,754	19,282,238

Electronic Equipment, Instruments & Components: 1.15%
Trimble Navigation Limited †	612,008	18,666,244

IT Services: 5.49%
Amdocs Limited	449,880	20,640,494
CoreLogic Incorporated †	725,258	19,632,734
Gartner Incorporated †	256,351	18,834,108
Global Payments Incorporated	291,059	20,339,203
Sabre Corporation	543,936	9,744,613

		89,191,152

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Common Stock Fund	Portfolio of investments—September 30, 2014

Security name		Shares	Value

Semiconductors & Semiconductor Equipment: 5.07%
Integrated Device Technology Incorporated †		1,095,652	$17,475,649
ON Semiconductor Corporation †		2,729,979	24,406,012
Skyworks Solutions Incorporated		379,156	22,010,006
Xilinx Incorporated		436,367	18,480,142

			82,371,809

Software: 4.27%
Nuance Communications Incorporated †		1,264,394	19,490,634
Red Hat Incorporated †		444,566	24,962,381
TIBCO Software Incorporated †		1,058,616	25,015,096

			69,468,111

Technology Hardware, Storage & Peripherals: 1.51%
Diebold Incorporated		697,744	24,644,318

Materials: 6.99%

Chemicals: 3.62%
Chemtura Corporation †		979,671	22,855,724
Huntsman Corporation		712,478	18,517,303
International Flavors & Fragrances Incorporated		181,782	17,429,258

			58,802,285

Containers & Packaging: 1.15%
Crown Holdings Incorporated †		420,678	18,728,585

Metals & Mining: 2.22%
Royal Gold Incorporated		206,422	13,405,045
Steel Dynamics Incorporated		999,085	22,589,313

			35,994,358

Total Common Stocks (Cost $1,100,767,164)			1,501,870,609

Exchange-Traded Funds: 2.15%
iShares Core S&P Small-Cap 600 Index ETF «			19,870,610
SPDR S&P Biotech ETF «			15,085,886

Total Exchange-Traded Funds (Cost $30,496,719)			34,956,496

	Yield
Short-Term Investments: 8.62%

Investment Companies: 8.62%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	79,329,316	79,329,316
Wells Fargo Securities Lending Cash Investments, LLC (l)(r)(u)	0.11	60,780,661	60,780,661

Total Short-Term Investments (Cost $140,109,977)			140,109,977

Total investments in securities
(Cost $1,271,373,860) *	103.18%	1,676,937,082
Other assets and liabilities, net	(3.18)	(51,704,359)

Total net assets	100.00%	$1,625,232,723

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2014	Wells Fargo Advantage Common Stock Fund	13

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $1,273,752,239 and unrealized gains (losses) consists of:

Gross unrealized gains	$447,733,172
Gross unrealized losses	(44,548,329)

Net unrealized gains	$403,184,843

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Common Stock Fund	Statement of assets and liabilities—September 30, 2014

Assets
Investments
In unaffiliated securities (including $58,503,439 of securities loaned), at value (cost $1,131,263,883)	$1,536,827,105
In affiliated securities, at value (cost $140,109,977)	140,109,977

Total investments, at value (cost $1,271,373,860)	1,676,937,082
Receivable for investments sold	12,459,742
Receivable for Fund shares sold	4,391,688
Receivable for dividends	1,271,010
Receivable for securities lending income	37,303
Prepaid expenses and other assets	11,127

Total assets	1,695,107,952

Liabilities
Payable for investments purchased	5,456,971
Payable for Fund shares redeemed	580,638
Payable upon receipt of securities loaned	60,780,661
Due to custodian bank	1,283,730
Advisory fee payable	917,719
Distribution fees payable	19,576
Administration fees payable	420,012
Accrued expenses and other liabilities	415,922

Total liabilities	69,875,229

Total net assets	$1,625,232,723

NET ASSETS CONSIST OF
Paid-in capital	$1,073,484,134
Accumulated net investment loss	(4,912)
Accumulated net realized gains on investments	146,190,279
Net unrealized gains on investments	405,563,222

Total net assets	$1,625,232,723

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$277,517,037
Shares outstanding – Class A1	11,195,642
Net asset value per share – Class A	$24.79
Maximum offering price per share – Class A2	$26.30
Net assets – Class B	$295,522
Shares outstanding – Class B1	14,058
Net asset value per share – Class B	$21.02
Net assets – Class C	$30,245,225
Shares outstanding – Class C1	1,438,978
Net asset value per share – Class C	$21.02
Net assets – Class R6	$95,213,287
Shares outstanding – Class R6[1]	3,767,307
Net asset value per share – Class R6	$25.27
Net assets – Administrator Class	$45,363,576
Shares outstanding – Administrator Class[1]	1,815,730
Net asset value per share – Administrator Class	$24.98
Net assets – Institutional Class	$223,525,048
Shares outstanding – Institutional Class[1]	8,852,019
Net asset value per share – Institutional Class	$25.25
Net assets – Investor Class	$953,073,028
Shares outstanding – Investor Class[1]	37,533,886
Net asset value per share – Investor Class	$25.39

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2014	Wells Fargo Advantage Common Stock Fund	15

Investment income
Dividends	$16,044,534
Securities lending income, net	314,139
Income from affiliated securities	61,411

Total investment income	16,420,084

Expenses
Advisory fee	11,431,021
Administration fees
Fund level	821,617
Class A	769,246
Class B	1,105
Class C	80,822
Class R6	21,074
Administrator Class	38,573
Institutional Class	181,275
Investor Class	3,137,427
Shareholder servicing fees
Class A	739,660
Class B	1,062
Class C	77,713
Administrator Class	91,586
Investor Class	2,441,445
Distribution fees
Class B	3,187
Class C	233,140
Custody and accounting fees	93,256
Professional fees	53,089
Registration fees	129,038
Shareholder report expenses	119,830
Trustees’ fees and expenses	19,509
Other fees and expenses	29,839

Total expenses	20,514,514
Less: Fee waivers and/or expense reimbursements	(587,790)

Net expenses	19,926,724

Net investment loss	(3,506,640)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	180,261,128
Net change in unrealized gains (losses) on investments	(21,569,457)

Net realized and unrealized gains (losses) on investments	158,691,671

Net increase in net assets resulting from operations	$155,185,031

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Common Stock Fund	Statement of changes in net assets

	Year ended September 30, 2014		Year ended September 30, 2013

Operations
Net investment loss		$(3,506,640)		$(666,102)
Net realized gains on investments		180,261,128		117,997,624
Net change in unrealized gains (losses) on investments		(21,569,457)		149,327,962

Net increase in net assets resulting from operations		155,185,031		266,659,484

Distributions to shareholders from
Net realized gains
Class A		(23,563,784)		(13,823,125)
Class B		(48,358)		(57,305)
Class C		(2,863,640)		(1,510,913)
Class R6		(6,412,457)		0 [1]
Administrator Class		(3,093,791)		(1,251,051)
Institutional Class		(16,364,757)		(5,818,339)
Investor Class		(76,153,892)		(52,786,969)

Total distributions to shareholders		(128,500,679)		(75,247,702)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,906,863	47,333,361	4,088,174	92,543,363
Class B	1,604	34,770	10,719	205,215
Class C	151,598	3,204,286	242,683	4,690,188
Class R6	4,157,524	108,751,854	1,095 [1]	25,000 [1]
Administrator Class	960,741	24,486,805	181,228	4,033,653
Institutional Class	2,110,163	53,200,949	4,296,040	102,846,537
Investor Class	1,403,415	35,757,343	1,942,947	43,455,018

		272,769,368		247,798,974

Reinvestment of distributions
Class A	981,487	23,202,372	684,430	13,606,469
Class B	2,398	48,358	3,181	55,087
Class C	119,275	2,405,786	74,744	1,294,562
Class R6	266,963	6,412,457	0 [1]	0 [1]
Administrator Class	117,649	2,800,043	53,320	1,064,264
Institutional Class	681,502	16,362,862	289,758	5,818,339
Investor Class	3,036,465	73,573,529	2,491,340	50,646,693

		124,805,407		72,485,414

Payment for shares redeemed
Class A	(3,669,323)	(91,720,868)	(3,382,341)	(73,687,682)
Class B	(14,528)	(305,818)	(32,493)	(619,581)
Class C	(224,248)	(4,766,078)	(174,662)	(3,372,620)
Class R6	(658,275)	(16,801,202)	0 [1]	0 [1]
Administrator Class	(274,181)	(6,849,148)	(276,639)	(6,110,535)
Institutional Class	(1,910,120)	(49,279,081)	(748,705)	(17,134,530)
Investor Class	(4,259,222)	(108,394,726)	(4,870,132)	(108,947,839)

		(278,116,921)		(209,872,787)

Net asset value of shares issued in acquisition
Class A	0	0	783,005	16,935,166
Class C	0	0	173,937	3,272,447
Administrator Class	0	0	139,880	3,039,645
Institutional Class	0	0	78,436	1,715,157

		0		24,962,415

Net increase in net assets resulting from capital share transactions		119,457,854		135,374,016

Total increase in net assets		146,142,206		326,785,798

Net assets
Beginning of period		1,479,090,517		1,152,304,719

End of period		$1,625,232,723		$1,479,090,517

Accumulated net investment loss		$(4,912)		$(5,379)

1.	For the period from June 28, 2013 (commencement of class operations) to September 30, 2013

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Common Stock Fund	17

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2009
CLASS A	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$24.45	$21.18	$17.15	$18.20	$15.10	$12.26
Net investment income (loss)	(0.07)	(0.02)	(0.04)	(0.06)	(0.04)	0.02 [2]
Net realized and unrealized gains (losses) on investments	2.48	4.72	5.33	(0.74)	3.16	2.82

Total from investment operations	2.41	4.70	5.29	(0.80)	3.12	2.84
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.02)	0.00
Net realized gains	(2.07)	(1.43)	(1.26)	(0.25)	0.00	0.00

Total distributions to shareholders	(2.07)	(1.43)	(1.26)	(0.25)	(0.02)	0.00
Net asset value, end of period	$24.79	$24.45	$21.18	$17.15	$18.20	$15.10
Total return[3]	10.26%	23.72%	31.90%	(4.61)%	20.80%	23.08%
Ratios to average net assets (annualized)
Gross expenses	1.28%	1.30%	1.31%	1.30%	1.33%	1.37%
Net expenses	1.26%	1.26%	1.26%	1.26%	1.26%	1.26%
Net investment income (loss)	(0.27)%	(0.05)%	(0.16)%	(0.24)%	(0.25)%	0.19%
Supplemental data
Portfolio turnover rate	38%	40%	30%	41%	47%	58%
Net assets, end of period (000s omitted)	$277,517	$292,806	$207,668	$153,921	$123,495	$112,900

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Common Stock Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2009
CLASS B	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$21.18	$18.67	$15.35	$16.44	$13.71	$11.23
Net investment loss	(0.22)[2]	(0.15)[2]	(0.17)[2]	(0.20)[2]	(0.14)[2]	(0.06)[2]
Net realized and unrealized gains (losses) on investments	2.13	4.09	4.75	(0.64)	2.87	2.54

Total from investment operations	1.91	3.94	4.58	(0.84)	2.73	2.48
Distributions to shareholders from
Net realized gains	(2.07)	(1.43)	(1.26)	(0.25)	0.00	0.00
Net asset value, end of period	$21.02	$21.18	$18.67	$15.35	$16.44	$13.71
Total return[3]	9.42%	22.78%	30.87%	(5.29)%	19.91%	22.08%
Ratios to average net assets (annualized)
Gross expenses	2.03%	2.05%	2.05%	2.05%	2.08%	2.12%
Net expenses	2.01%	2.01%	2.01%	2.01%	2.01%	2.01%
Net investment loss	(1.03)%	(0.78)%	(0.96)%	(1.13)%	(1.02)%	(0.51)%
Supplemental data
Portfolio turnover rate	38%	40%	30%	41%	47%	58%
Net assets, end of period (000s omitted)	$296	$521	$806	$1,655	$11,302	$12,487

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Common Stock Fund	19

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2009
CLASS C	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$21.18	$18.67	$15.35	$16.44	$13.71	$11.23
Net investment loss	(0.22)[2]	(0.16)[2]	(0.16)[2]	(0.18)[2]	(0.14)[2]	(0.06)[2]
Net realized and unrealized gains (losses) on investments	2.13	4.10	4.74	(0.66)	2.87	2.54

Total from investment operations	1.91	3.94	4.58	(0.84)	2.73	2.48
Distributions to shareholders from
Net realized gains	(2.07)	(1.43)	(1.26)	(0.25)	0.00	0.00
Net asset value, end of period	$21.02	$21.18	$18.67	$15.35	$16.44	$13.71
Total return[3]	9.42%	22.78%	30.95%	(5.35)%	20.00%	21.99%
Ratios to average net assets (annualized)
Gross expenses	2.03%	2.05%	2.06%	2.05%	2.08%	2.12%
Net expenses	2.01%	2.01%	2.01%	2.01%	2.01%	2.01%
Net investment loss	(1.01)%	(0.81)%	(0.92)%	(1.01)%	(1.01)%	(0.56)%
Supplemental data
Portfolio turnover rate	38%	40%	30%	41%	47%	58%
Net assets, end of period (000s omitted)	$30,245	$29,483	$20,080	$17,887	$17,976	$11,750

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Common Stock Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2014	2013[1]
Net asset value, beginning of period	$24.78	$22.83
Net investment income	0.07 [2]	0.01
Net realized and unrealized gains (losses) on investments	2.49	1.94

Total from investment operations	2.56	1.95
Distributions to shareholders from
Net realized gains	(2.07)	0.00
Net asset value, end of period	$25.27	$24.78
Total return[3]	10.76%	8.54%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.81%
Net expenses	0.80%	0.81%
Net investment income	0.27%	0.18%
Supplemental data
Portfolio turnover rate	38%	40%
Net assets, end of period (000s omitted)	$95,213	$27

1.	For the period from June 28, 2013 (commencement of class operations) to September 30, 2013

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Common Stock Fund	21

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$24.59	$21.26	$17.18	$18.20	$17.49
Net investment income (loss)	(0.02)[2]	0.01	0.01	(0.01)[2]	0.01 [2]
Net realized and unrealized gains (losses) on investments	2.48	4.75	5.33	(0.76)	0.70

Total from investment operations	2.46	4.76	5.34	(0.77)	0.71
Distributions to shareholders from
Net realized gains	(2.07)	(1.43)	(1.26)	(0.25)	0.00
Net asset value, end of period	$24.98	$24.59	$21.26	$17.18	$18.20
Total return[3]	10.41%	23.92%	32.15%	(4.44)%	4.06%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.11%	1.10%	1.10%	1.18%
Net expenses	1.09%	1.09%	1.07%	1.09%	1.07%
Net investment income (loss)	(0.07)%	0.11%	0.01%	(0.05)%	0.19%
Supplemental data
Portfolio turnover rate	38%	40%	30%	41%	47%
Net assets, end of period (000s omitted)	$45,364	$24,871	$19,428	$19,044	$10

1.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Common Stock Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$24.77	$21.37	$17.23	$18.21	$17.49
Net investment income	0.03	0.07 [2]	0.06 [2]	0.01	0.02 [2]
Net realized and unrealized gains (losses) on investments	2.52	4.76	5.34	(0.74)	0.70

Total from investment operations	2.55	4.83	5.40	(0.73)	0.72
Distributions to shareholders from
Net realized gains	(2.07)	(1.43)	(1.26)	(0.25)	0.00
Net asset value, end of period	$25.25	$24.77	$21.37	$17.23	$18.21
Total return[3]	10.72%	24.14%	32.42%	(4.22)%	4.12%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.87%	0.88%	0.87%	0.94%
Net expenses	0.85%	0.87%	0.88%	0.87%	0.89%
Net investment income	0.14%	0.33%	0.28%	0.29%	0.60%
Supplemental data
Portfolio turnover rate	38%	40%	30%	41%	47%
Net assets, end of period (000s omitted)	$223,525	$197,453	$86,645	$16,475	$327

1.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Common Stock Fund	23

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2009
INVESTOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$25.00	$21.64	$17.50	$18.57	$15.41	$12.53
Net investment income (loss)	(0.08)	(0.02)	(0.04)	(0.06)	(0.05)[2]	0.02 [2]
Net realized and unrealized gains (losses) on investments	2.54	4.81	5.44	(0.76)	3.23	2.86

Total from investment operations	2.46	4.79	5.40	(0.82)	3.18	2.88
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.02)	0.00
Net realized gains	(2.07)	(1.43)	(1.26)	(0.25)	0.00	0.00

Total distributions to shareholders	(2.07)	(1.43)	(1.26)	(0.25)	(0.02)	0.00
Net asset value, end of period	$25.39	$25.00	$21.64	$17.50	$18.57	$15.41
Total return[3]	10.23%	23.63%	31.89%	(4.62)%	20.73%	22.91%
Ratios to average net assets (annualized)
Gross expenses	1.34%	1.35%	1.37%	1.36%	1.43%	1.47%
Net expenses	1.29%	1.29%	1.29%	1.29%	1.29%	1.29%
Net investment income (loss)	(0.29)%	(0.08)%	(0.20)%	(0.29)%	(0.30)%	0.17%
Supplemental data
Portfolio turnover rate	38%	40%	30%	41%	47%	58%
Net assets, end of period (000s omitted)	$953,073	$933,930	$817,678	$723,711	$761,497	$657,333

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Common Stock Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Common Stock Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities

Notes to financial statements	Wells Fargo Advantage Common Stock Fund	25

Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities and net operating losses. At September 30, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated net investment loss	Accumulated net realized gains on investments
$3,507,107	$(3,507,107)

As of September 30, 2014, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $1,382,918 with $691,459 expiring in 2015 and $691,459 expiring in 2016.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the

26	Wells Fargo Advantage Common Stock Fund	Notes to financial statements

lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$221,136,820	$0	$0	$221,136,820
Consumer staples	31,912,578	0	0	31,912,578
Energy	135,765,203	0	0	135,765,203
Financials	244,643,822	0	0	244,643,822
Health care	170,080,581	0	0	170,080,581
Industrials	281,182,505	0	0	281,182,505
Information technology	303,623,872	0	0	303,623,872
Materials	113,525,228	0	0	113,525,228

Exchange-traded funds	34,956,496	0	0	34,956,496

Short-term investments
Investment companies	79,329,316	60,780,661	0	140,109,977
Total assets	$1,616,156,421	$60,780,661	$0	$1,676,937,082

Transfers in and transfers out are recognized at the end of the reporting period. At September 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended September 30, 2014, the advisory fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an

Notes to financial statements	Wells Fargo Advantage Common Stock Fund	27

annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.26% for Class A shares, 2.01% for Class B shares, 2.01% for Class C shares, 0.85% for Class R6 shares, 1.10% for Administrator Class shares, 0.90% for Institutional Class shares, and 1.29% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended September 30, 2014, Funds Distributor received $8,231 from the sale of Class A shares and $72 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2014 were $684,671,398 and $584,600,110, respectively.

6. ACQUISITION

After the close of business on March 1, 2013, the Fund acquired the net assets of the Wells Fargo Advantage Small/Mid Cap Core Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class C, Administrator Class and Institutional Class shares of the Wells Fargo Advantage Small/Mid Cap Core Fund received Class A, Class C, Administrator Class, and Institutional Class shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of the Wells Fargo Advantage Small/Mid Cap Core Fund for 1,175,258 shares of Wells Fargo Advantage Common Stock Fund valued at $24,962,415 at an exchange ratio of 0.49, 0.54, 0.49, and 0.49 for Class A, Class C, Administrator Class, and Institutional shares, respectively. The investment portfolio of Wells Fargo Advantage Small/Mid Cap Core Fund with a fair value of $24,968,652, identified cost of $25,150,472 and unrealized losses of $181,820 at March 1, 2013 were the principal assets acquired by the Fund. The aggregate net assets of Wells Fargo Advantage Small/Mid Cap Core Fund and the Fund immediately prior to the acquisition were $24,962,415 and $1,223,291,412, respectively. The aggregate net assets of the Fund immediately after the acquisition were $1,248,253,827. For financial reporting purposes, assets received and shares

28	Wells Fargo Advantage Common Stock Fund	Notes to financial statements (unaudited)

issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Small/Mid Cap Core Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed October 1, 2012, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended September 30, 2013 would have been:

Net investment income	$7,726,835
Net realized and unrealized gains (losses) on investments	$269,502,866
Net increase in net assets resulting from operations	$277,229,701

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended September 30, 2014, the Fund paid $2,411 in commitment fees.

For the year ended September 30, 2014, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2014 and September 30, 2013 were as follows:

	Year ended September 30
	2014	2013
Ordinary income	$4,937,404	$14,125,901
Long-term capital gain	123,563,275	61,121,801

As of September 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$8,684,768	$141,266,808	$403,184,843	$(1,382,918)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Common Stock Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Common Stock Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, and for each of the periods within the period from November 1, 2009 through September 30, 2010, and the year ended October 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Common Stock Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 21, 2014

30	Wells Fargo Advantage Common Stock Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2014.

Pursuant to Section 852 of the Internal Revenue Code, $123,563,275 was designated as long-term capital gain distributions for the fiscal year ended September 30, 2014.

Pursuant to Section 854 of the Internal Revenue Code, $4,937,404 of income dividends paid during the fiscal year ended September 30, 2014 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2014, $4,937,404 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Common Stock Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

32	Wells Fargo Advantage Common Stock Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Common Stock Fund	33

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Common Stock Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

34	Wells Fargo Advantage Common Stock Fund	Other information (unaudited)

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the average performance of the Universe for the three-, five-, and ten-year periods under review, and lower than the average performance of the Universe for the one-year period under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, Russell 2500™ Index, for the five- and ten-year periods under review, and lower than its benchmark for the one- and three-year periods under review.

The Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to the Universe for the one-year period under review and relative to its benchmark for the one- and three-year periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance. The Board also noted that the Fund’s performance has ranked well above the median performance of the Universe for seven of the last ten years. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or in range of the average rates for the Fund’s expense Groups for all share classes except the Investor Class. However, the Board viewed favorably the fact that the net operating expense ratios for each share class, including the Investor Class, were lower than or in range of the median net operating expense ratios of the expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Common Stock Fund	35

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

36	Wells Fargo Advantage Common Stock Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

228293 11-14 A229/AR229 09-14

Wells Fargo Advantage Discovery FundSM

Annual Report

September 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Discovery Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite macroeconomic challenges, U.S. economic numbers showed improvement.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Discovery Fund for the 12-month period that ended September 30, 2014. The period was marked by heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine and later as Islamic militants (formerly known as ISIS) gained territory in Iraq and Syria. Toward the end of the reporting period, market volatility increased as renewed fears of slowing global growth took hold, and investors began to price in expectations that the U.S. Federal Reserve (Fed) was finally looking to raise short-term interest rates. Although mid-cap stocks (measured by the Russell Midcap® Index1) ended the period with a double-digit gain, small-cap stocks (measured by the Russell 2000® Index2) ended with a low single-digit return.

Major central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero. In January 2014, the FOMC began to reduce (or taper) its bond-buying program by $10 billion per month and continued the taper throughout the reporting period. Some anticipated this action would lead to higher interest rates, however, interest rates followed a downward trend throughout the end of the reporting period, despite short-term volatility. European markets continued to benefit from the European Central Bank’s (ECB’s) actions. In June 2014, the ECB announced a variety of measures aimed at encouraging lending, including cutting its key rate and imposing for the first time a negative interest rate on bank deposits held at the central bank. In September 2014, the ECB cut its key rate to a historic low—to 0.05%—and pushed the deposit rate for banks to -0.20%.

Although the geopolitical situation presented challenges, U.S. stock markets gained on positive economic data.

Geopolitical events were major obstacles throughout the reporting period. The ongoing standoff between the West (the U.S., Europe, and their allies) and Russia over Ukraine began in late 2013 and fed into stock market volatility early in 2014. The situation’s effect on the stock market faded as investors began to believe that the situation would not result in war, but as of September 2014, the situation had resulted in economic sanctions from the West against Russia. However, even as the market began to focus less on that situation, the advance of Islamic militants in Iraq and Syria led to airstrikes by the U.S. and its allies and fears of a regional war in the Middle East.

Despite macroeconomic challenges, U.S. economic numbers showed improvement. The unemployment rate continued its slow improvement, declining from 7.2% in October 2013 to 5.9% in September 2014. Gross domestic product (GDP) growth for the fourth quarter of 2013 was a solid 3.5% on an annualized basis, supporting the view of a recovering economy. Although investors received an unpleasant surprise when GDP growth for the first quarter of 2014 declined by 2.1% on an annualized basis, several commentators suggested that harsh winter weather may have dampened economic activity. Economic growth did accelerate in the second quarter of 2014, with an annualized GDP growth rate of 4.6%.

1.	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an index.

2.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Discovery Fund	3

Investors’ positive outlook for the U.S. economy contributed to a solid domestic stock market for most of the period. However, slowing global economic growth, combined with renewed geopolitical concerns (including protests in Hong Kong), caused stock market weakness in September 2014. Although the Russell Midcap Index ended the period with a 15.83% gain, small-cap stocks were hit harder by the late-period uncertainty; the Russell 2000 Index ended with a relatively modest 3.93% return. Value stocks outperformed growth stocks in both the small-cap and the mid-cap space.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Investors’ positive outlook for the U.S. economy contributed to a solid domestic stock market for most of the period.

4	Wells Fargo Advantage Discovery Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Thomas J. Pence, CFA

Michael T. Smith, CFA

Chris Warner, CFA

Average annual total returns1 (%) as of September 30, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFDAX)	7-31-2007	(2.77)	16.56	10.37	3.15	17.95	11.02	1.28	1.23
Class C (WDSCX)	7-31-2007	1.33	17.07	10.20	2.33	17.07	10.20	2.03	1.98
Class R6 (WFDRX)	6-28-2013	–	–	–	3.60	18.42	11.42	0.80	0.80
Administrator Class (WFDDX)	4-8-2005	–	–	–	3.25	18.10	11.19	1.12	1.12
Institutional Class (WFDSX)	8-31-2006	–	–	–	3.51	18.40	11.41	0.85	0.85
Investor Class (STDIX)	12-31-1987	–	–	–	3.04	17.87	10.96	1.34	1.29
Russell 2500™ Growth Index[4]	–	–	–	–	8.05	16.85	10.10	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Discovery Fund	5

Growth of $10,000 investment[5] as of September 30, 2014

1.	Historical performance shown for Class A and Administrator Class shares prior to their inception reflects the performance of Investor Class shares and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, the returns would be higher. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

3.	The Adviser has committed through January 31, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.22% for Class A, 1.97% for Class C, 0.84% for Class R6, 1.15% for Administrator Class, 0.89% for Institutional Class, and 1.28% for Investor Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 2500™ Growth Index measures the performance of those Russell 2500™ companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2500 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Discovery Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the benchmark, the Russell 2500 Growth Index, for the 12-month period that ended September 30, 2014.

■	Challenging stock selection in the information technology (IT) and industrials sectors more than offset effective stock selection in the health care and telecommunication services sectors.

■	Despite the U.S. economy’s gradual recovery, macroeconomic and geopolitical uncertainties caused a significant rotation away from higher-growth U.S. companies we pursue and toward companies with higher dividend yields but slower growth prospects.

Although mixed U.S. economic data worried investors at times during the period, the data overall pointed to a continuing U.S. economic recovery. Most other countries could not match the pace of U.S. economic improvement, and many continued to face slowing growth. As a result, U.S. equities remained a more attractive investment to us. In recent years, frequent periods of heightened macroeconomic or geopolitical concerns—combined with the resultant investor risk aversion—have tended to cause disconnects between U.S. stock fundamentals and stock prices. Nevertheless, we have continued to adhere to our disciplined investment process through all market environments and to invest the Fund in companies that, in our view, either dominate their respective markets, establish new markets through innovation, or are undergoing dynamic change. Our investment style tends to lead to a portfolio that varies from the benchmark in both its composition and return. Under certain market conditions, this investment style can go out of favor, which was the case for much of the reporting period.

Ten largest equity holdings[6] (%) as of September 30, 2014
SBA Communications Corporation Class A	2.43
Old Dominion Freight Line Incorporated	2.12
Constellation Brands Incorporated Class A	2.10
IHS Incorporated Class A	2.09
Wabtec Corporation	2.08
LKQ Corporation	1.93
Jazz Pharmaceuticals plc	1.85
Cooper Companies Incorporated	1.79
Vantiv Incorporated Class A	1.72
Domino’s Pizza Incorporated	1.60

Fund performance was held back primarily by stock selection in the IT sector.

The IT sector has been home to some of the most innovative U.S. companies; unfortunately, these types of firms tended to have premium valuation multiples that suffered the most in March–April 2014, during the peak of the rotation away from high-growth stocks. Holdings in the internet software and services industry were particularly challenged, especially ChannelAdvisor Corporation, which we no longer hold. This company, which helps small businesses aggregate products on multiple online channels, exceeded guidance on all metrics; however, its share price declined as stocks with high valuations struggled in April 2014. Guidewire Software Incorporated, which sells software to the insurance industry under a subscription model, also saw its share price decline, despite reporting strong results and raising guidance.

Stock holdings within the industrials sector were challenged despite several attractive themes.

We maintained an overweight to industrials based on attractive themes observed in the sector. However, despite strong performance from firms such as United Rentals Incorporated, and Old Dominion Freight Line Incorporated, economic concerns and some company-specific issues proved too tough to overcome. The share price of railroad company Kansas City Southern (KSU) declined following news of potential legislation in Mexico that could threaten KSU’s exclusivity agreements within that country and potentially its competitive position in its Mexican rail operations. The situation represented a compromise to our investment thesis. Consistent with our process, we sold the position.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Discovery Fund	7

Sector distribution[7] as of September 30, 2014

Selection in health care and telecommunication services aided performance.

Although languishing at times during the period, investor attention ultimately returned to the biotechnology industry. Shares of Puma Biotechnology Incorporated soared following the company’s announcement that the phase III clinical trial results of its product neratinib—for the extended adjuvant treatment of breast cancer—resulted in a 33% improvement in disease-free survival versus a placebo. In telecommunication services, SBA Communications Corporation, an owner of cellular towers, delivered strong results. SBA’s growth continued to be driven by the spending required to support the secular growth of smartphone proliferation and mobile video and data consumption, as well as ongoing 4G deployment.

Our outlook for growth stocks remains strong despite some near-term volatility.

In the current environment, we take solace in several factors. First, in our experience, dislocations between stock fundamentals and stock prices rarely have lasted long, and stock prices eventually have followed the trajectory of earnings. Second, if investors look beyond the next few months, the outlook for U.S. corporate earnings growth in our view remains positive. Although the level of growth may not be uniform (companies with high foreign exposure may be most vulnerable), we believe the Fund’s holdings, which are primarily domestic, will likely power through the current malaise. It is plausible that U.S. economic growth will be driven by investment demand rather than consumer demand. Corporations have deferred spending to the point that buildings, equipment, and technology are now severely aged. Signs of increased capital spending have been building, and we expect to receive more positive guidance. Finally, innovation—in our view, the key arbiter of future growth—is alive and well. We continue to see breakthroughs in industries such as biotechnology, e-commerce and social media platforms, and cloud computing, among others. The Fund holds positions in leading-edge companies that we believe are capable of producing robust, organic earnings growth over time for the benefit of Fund shareholders.

Please see footnotes on page 5.

8	Wells Fargo Advantage Discovery Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2014 to September 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2014	Ending account value 9-30-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$968.57	$6.02	1.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.17	1.22%
Class C
Actual	$1,000.00	$964.74	$9.70	1.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.19	$9.95	1.97%
Class R6
Actual	$1,000.00	$970.70	$3.80	0.77%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.21	$3.90	0.77%
Administrator Class
Actual	$1,000.00	$968.87	$5.33	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.47	1.08%
Institutional Class
Actual	$1,000.00	$970.39	$4.05	0.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.15	0.82%
Investor Class
Actual	$1,000.00	$968.06	$6.32	1.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.48	1.28%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2014	Wells Fargo Advantage Discovery Fund	9

Security name	Shares	Value

Common Stocks: 99.42%

Consumer Discretionary: 18.78%

Auto Components: 1.21%
Gentherm Incorporated †	957,600	$40,439,446

Distributors: 1.93%
LKQ Corporation †	2,422,647	64,418,184

Diversified Consumer Services: 1.13%
Bright Horizons Family Solutions Incorporated †	901,300	37,908,678

Hotels, Restaurants & Leisure: 3.14%
Domino’s Pizza Incorporated	694,000	53,410,240
Extended Stay America Incorporated	899,615	21,356,860
Krispy Kreme Doughnuts Incorporated †	1,752,300	30,069,468

		104,836,568

Internet & Catalog Retail: 1.74%
HomeAway Incorporated †	905,300	32,138,150
Vipshop Holdings Limited †«	136,800	25,856,568

		57,994,718

Leisure Products: 1.51%
Polaris Industries Incorporated	336,800	50,449,272

Media: 1.47%
Cinemark Holdings Incorporated	1,440,400	49,031,216

Specialty Retail: 3.43%
Advance Auto Parts Incorporated	308,578	40,207,713
Lithia Motors Incorporated Class A	478,800	36,240,372
Restoration Hardware Holdings Incorporated «†	480,729	38,241,992

		114,690,077

Textiles, Apparel & Luxury Goods: 3.22%
Carter’s Incorporated	535,600	41,460,002
Kate Spade & Company †	1,009,900	26,489,677
Under Armour Incorporated Class A †	575,345	39,756,340

		107,706,019

Consumer Staples: 2.10%

Beverages: 2.10%
Constellation Brands Incorporated Class A †	806,700	70,311,972

Energy: 4.69%

Energy Equipment & Services: 1.01%
Nabors Industries Limited	1,476,600	33,607,416

Oil, Gas & Consumable Fuels: 3.68%
Delek US Holdings Incorporated	941,500	31,182,480

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Discovery Fund	Portfolio of investments—September 30, 2014

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Diamondback Energy Incorporated †	545,200	$40,770,056
Rice Energy Incorporated †	732,300	19,479,180
Sanchez Energy Corporation †«	1,205,446	31,655,012

		123,086,728

Financials: 7.18%

Banks: 2.74%
First Republic Bank	935,900	46,214,742
Texas Capital Bancshares Incorporated †	787,783	45,439,323

		91,654,065

Capital Markets: 2.95%
Affiliated Managers Group Incorporated †	241,400	48,366,904
SEI Investments Company	1,382,100	49,976,736

		98,343,640

Insurance: 0.33%
eHealth Incorporated †	458,400	11,061,192

REITs: 1.16%
CBS Outdoor Americas Incorporated	1,299,614	38,910,443

Health Care: 19.57%

Biotechnology: 7.35%
Alkermes plc †	975,700	41,828,259
Alnylam Pharmaceuticals Incorporated †	458,700	35,824,470
BioMarin Pharmaceutical Incorporated †	521,408	37,624,801
Cepheid Incorporated †	1,011,857	44,552,064
Novavax Incorporated «†	4,168,267	17,381,673
NPS Pharmaceuticals Incorporated †	572,446	14,883,596
Puma Biotechnology Incorporated †	223,800	53,391,966

		245,486,829

Health Care Equipment & Supplies: 4.11%
Cooper Companies Incorporated	384,200	59,839,150
DexCom Incorporated †	688,000	27,513,120
Wright Medical Group Incorporated †	1,654,911	50,143,803

		137,496,073

Health Care Providers & Services: 3.61%
Envision Healthcare Holdings Incorporated †	1,429,946	49,590,527
MEDNAX Incorporated †	675,900	37,052,838
VCA Antech Incorporated †	861,000	33,863,130

		120,506,495

Health Care Technology: 1.25%
athenahealth Incorporated †	317,800	41,851,082

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2014	Wells Fargo Advantage Discovery Fund	11

Security name	Shares	Value

Pharmaceuticals: 3.25%
GW Pharmaceuticals plc «†	174,400	$14,100,240
Jazz Pharmaceuticals plc †	384,180	61,683,941
Salix Pharmaceuticals Limited †	211,300	33,013,512

		108,797,693

Industrials: 23.07%

Aerospace & Defense: 2.08%
B/E Aerospace Incorporated †	396,400	33,273,816
DigitalGlobe Incorporated †	1,270,639	36,213,212

		69,487,028

Airlines: 2.45%
Copa Holdings SA Class A	291,700	31,296,493
Spirit Airlines Incorporated †	730,200	50,486,028

		81,782,521

Construction & Engineering: 1.54%
Quanta Services Incorporated †	1,415,500	51,368,495

Electrical Equipment: 2.66%
Acuity Brands Incorporated	386,200	45,459,602
Sensata Technologies Holdings NV †	976,900	43,501,357

		88,960,959

Industrial Conglomerates: 1.42%
Carlisle Companies Incorporated	591,400	47,536,732

Machinery: 5.37%
Graco Incorporated	394,699	28,805,133
Proto Labs Incorporated †	547,200	37,756,800
Snap-On Incorporated	358,100	43,358,748
Wabtec Corporation	859,000	69,613,360

		179,534,041

Professional Services: 3.06%
IHS Incorporated Class A †	557,988	69,854,518
Towers Watson & Company Class A	326,700	32,506,650

		102,361,168

Road & Rail: 3.25%
Old Dominion Freight Line Incorporated †	1,003,900	70,915,496
Swift Transportation Company †	1,796,882	37,698,584

		108,614,080

Trading Companies & Distributors: 1.24%
United Rentals Incorporated †	372,100	41,340,310

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Discovery Fund	Portfolio of investments—September 30, 2014

Security name	Shares	Value

Information Technology: 20.03%

Electronic Equipment, Instruments & Components: 3.33%
Cognex Corporation †	1,140,700	$45,935,989
FEI Company	494,900	37,325,358
FLIR Systems Incorporated	897,200	28,118,248

		111,379,595

Internet Software & Services: 5.46%
Alibaba Group Holding Limited ADR †	64,715	5,749,928
Cornerstone OnDemand Incorporated †	1,166,300	40,132,383
CoStar Group Incorporated †	305,751	47,556,511
Shutterstock Incorporated †«	635,258	45,344,716
Yelp Incorporated †	641,334	43,771,046

		182,554,584

IT Services: 2.77%
Euronet Worldwide Incorporated †	732,300	34,996,617
Vantiv Incorporated Class A †	1,859,690	57,464,421

		92,461,038

Semiconductors & Semiconductor Equipment: 0.17%
Veeco Instruments Incorporated †	159,400	5,571,030

Software: 6.42%
Aspen Technology Incorporated †	654,410	24,684,345
Fleetmatics Group plc †	1,185,734	36,164,887
Guidewire Software Incorporated †	1,178,100	52,236,954
ServiceNow Incorporated †	888,619	52,233,025
Tableau Software Incorporated Class A †	676,730	49,164,435

		214,483,646

Technology Hardware, Storage & Peripherals: 1.88%
Nimble Storage Incorporated «†	1,308,400	33,979,148
Stratasys Limited «†	238,575	28,815,089

		62,794,237

Materials: 1.57%

Chemicals: 1.57%
W.R. Grace & Company †	577,300	52,499,662

Telecommunication Services: 2.43%

Wireless Telecommunication Services: 2.43%
SBA Communications Corporation Class A †	731,103	81,079,323

Total Common Stocks (Cost $2,898,619,857)		3,322,396,255

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2014	Wells Fargo Advantage Discovery Fund	13

Security name	Yield	Shares	Value

Short-Term Investments: 4.65%

Investment Companies: 4.65%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	38,689,783	$38,689,783
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)	0.11	116,554,684	116,554,684

Total Short-Term Investments (Cost $155,244,467)			155,244,467

Total investments in securities
(Cost $3,053,864,324) *	104.07%	3,477,640,722
Other assets and liabilities, net	(4.07)	(135,905,956)

Total net assets	100.00%	$3,341,734,766

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $3,063,642,722 and unrealized gains (losses) consists of:

Gross unrealized gains	$536,874,642
Gross unrealized losses	(122,876,642)

Net unrealized gains	$413,998,000

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Discovery Fund	Statement of assets and liabilities—September 30, 2014

Assets
Investments
In unaffiliated securities (including $110,977,035 of securities loaned), at value (cost $2,898,619,857)	$3,322,396,255
In affiliated securities, at value (cost $155,244,467)	155,244,467

Total investments, at value (cost $3,053,864,324)	3,477,640,722
Receivable for investments sold	48,591,162
Receivable for Fund shares sold	26,944,831
Receivable for dividends	71,075
Receivable for securities lending income	47,045
Prepaid expenses and other assets	105,637

Total assets	3,553,400,472

Liabilities
Payable for investments purchased	68,758,371
Payable for Fund shares redeemed	23,416,823
Payable upon receipt of securities loaned	116,554,684
Advisory fee payable	1,857,692
Distribution fees payable	54,778
Administration fees payable	564,861
Accrued expenses and other liabilities	458,497

Total liabilities	211,665,706

Total net assets	$3,341,734,766

NET ASSETS CONSIST OF
Paid-in capital	$2,701,074,539
Accumulated net investment loss	(12,579,383)
Accumulated net realized gains on investments	229,463,212
Net unrealized gains on investments	423,776,398

Total net assets	$3,341,734,766

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$335,221,081
Shares outstanding – Class A1	10,360,773
Net asset value per share – Class A	$32.35
Maximum offering price per share – Class A2	$34.32
Net assets – Class C	$84,584,572
Shares outstanding – Class C1	2,784,856
Net asset value per share – Class C	$30.37
Net assets – Class R6	$221,042,520
Share outstanding – Class R6[1]	6,542,705
Net asset value per share – Class R6	$33.78
Net assets – Administrator Class	$687,537,470
Shares outstanding – Administrator Class[1]	20,838,519
Net asset value per share – Administrator Class	$32.99
Net assets – Institutional Class	$1,396,602,681
Shares outstanding – Institutional Class[1]	41,369,226
Net asset value per share – Institutional Class	$33.76
Net assets – Investor Class	$616,746,442
Shares outstanding – Investor Class[1]	19,192,782
Net asset value per share – Investor Class	$32.13

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2014	Wells Fargo Advantage Discovery Fund	15

Investment income
Dividends	$7,854,563
Securities lending income, net	764,785
Income from affiliated securities	68,069

Total investment income	8,687,417

Expenses
Advisory fee	21,036,227
Administration fees
Fund level	1,582,898
Class A	884,110
Class C	201,120
Class R6	17,810
Administrator Class	761,175
Institutional Class	980,994
Investor Class	2,245,171
Shareholder servicing fees
Class A	850,106
Class C	193,385
Administrator Class	1,889,402
Investor Class	1,742,015
Distribution fees
Class C	580,154
Custody and accounting fees	175,786
Professional fees	44,136
Registration fees	229,939
Shareholder report expenses	148,435
Trustees’ fees and expenses	18,372
Other fees and expenses	52,720

Total expenses	33,633,955
Less: Fee waivers and/or expense reimbursements	(271,585)

Net expenses	33,362,370

Net investment loss	(24,674,953)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	251,309,104
Net change in unrealized gains (losses) on investments	(163,265,630)

Net realized and unrealized gains (losses) on investments	88,043,474

Net increase in net assets resulting from operations	$63,368,521

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Discovery Fund	Statement of changes in net assets

	Year ended September 30, 2014		Year ended September 30, 2013

Operations
Net investment loss		$(24,674,953)		$(2,264,194)
Net realized gains on investments		251,309,104		181,434,058
Net change in unrealized gains (losses) on investments		(163,265,630)		386,543,615

Net increase in net assets resulting from operations		63,368,521		565,713,479

Distributions to shareholders from
Net realized gains
Class A		(18,511,657)		(6,761,646)
Class C		(3,908,122)		(1,392,037)
Class R6		(229,375)		0 [1]
Administrator Class		(43,636,565)		(24,686,836)
Institutional Class		(67,126,218)		(28,226,790)
Investor Class		(44,953,612)		(24,433,293)

Total distributions to shareholders		(178,365,549)		(85,500,602)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	7,194,353	239,880,930	4,037,415	117,887,246
Class C	1,622,065	51,372,776	1,053,288	28,650,204
Class R6	6,927,824	238,614,217	806 [1]	25,000 [1]
Administrator Class	9,555,255	322,630,260	5,174,693	152,595,324
Institutional Class	21,122,614	729,415,487	13,433,827	400,277,818
Investor Class	6,373,102	212,464,614	5,287,128	153,807,243

		1,794,378,284		853,242,835

Reinvestment of distributions
Class A	538,849	17,583,098	260,885	6,496,028
Class C	96,590	2,976,900	37,954	902,541
Class R6	6,756	229,375	0 [1]	0 [1]
Administrator Class	1,265,085	42,051,507	938,841	23,752,678
Institutional Class	1,949,307	66,159,461	989,632	25,463,243
Investor Class	1,369,482	44,412,550	959,644	23,770,378

		173,412,891		80,384,868

Payment for shares redeemed
Class A	(4,521,227)	(147,714,590)	(1,421,433)	(40,935,431)
Class C	(467,017)	(14,485,281)	(209,586)	(5,699,453)
Class R6	(392,681)	(13,289,526)	0 [1]	0 [1]
Administrator Class	(9,001,522)	(300,190,618)	(4,626,667)	(134,703,373)
Institutional Class	(10,163,663)	(348,731,781)	(4,879,615)	(146,084,276)
Investor Class	(7,579,456)	(245,701,164)	(4,368,620)	(121,256,319)

		(1,070,112,960)		(448,678,852)

Net increase in net assets resulting from capital share transactions		897,678,215		484,948,851

Total increase in net assets		782,681,187		965,161,728

Net assets
Beginning of period		2,559,053,579		1,593,891,851

End of period		$3,341,734,766		$2,559,053,579

Accumulated net investment loss		$(12,579,383)		$(555)

1.	For the period from June 28, 2013 (commencement of class operations) to September 30, 2013

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Discovery Fund	17

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2009
CLASS A	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$33.50	$26.89	$21.20	$20.71	$15.69	$14.52
Net investment loss	(0.30)	(0.08)[2]	(0.14)[2]	(0.21)[2]	(0.18)	(0.09)[2]
Net realized and unrealized gains (losses) on investments	1.36	8.14	6.82	0.70	5.20	1.26

Total from investment operations	1.06	8.06	6.68	0.49	5.02	1.17
Distributions to shareholders from
Net realized gains	(2.21)	(1.45)	(0.99)	0.00	0.00	0.00
Net asset value, end of period	$32.35	$33.50	$26.89	$21.20	$20.71	$15.69
Total return[3]	3.15%	31.86%	32.05%	2.37%	31.99%	8.06%
Ratios to average net assets (annualized)
Gross expenses	1.25%	1.27%	1.29%	1.34%	1.37%	1.43%
Net expenses	1.22%	1.22%	1.22%	1.30%	1.33%	1.33%
Net investment loss	(0.95)%	(0.29)%	(0.53)%	(0.86)%	(0.97)%	(0.68)%
Supplemental data
Portfolio turnover rate	84%	86%	104%	111%	93%	221%
Net assets, end of period (000s omitted)	$335,221	$239,506	$114,882	$41,507	$7,442	$3,750

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Discovery Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2009
CLASS C	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$31.81	$25.79	$20.51	$20.19	$15.41	$14.36
Net investment loss	(0.35)	(0.30)[2]	(0.31)[2]	(0.38)[2]	(0.29)	(0.20)[2]
Net realized and unrealized gains (losses) on investments	1.12	7.77	6.58	0.70	5.07	1.25

Total from investment operations	0.77	7.47	6.27	0.32	4.78	1.05
Distributions to shareholders from
Net realized gains	(2.21)	(1.45)	(0.99)	0.00	0.00	0.00
Net asset value, end of period	$30.37	$31.81	$25.79	$20.51	$20.19	$15.41
Total return[3]	2.33%	30.89%	31.10%	1.59%	31.10%	7.24%
Ratios to average net assets (annualized)
Gross expenses	2.00%	2.02%	2.04%	2.09%	2.13%	2.18%
Net expenses	1.97%	1.97%	1.97%	2.07%	2.08%	2.08%
Net investment loss	(1.70)%	(1.08)%	(1.28)%	(1.62)%	(1.73)%	(1.47)%
Supplemental data
Portfolio turnover rate	84%	86%	104%	111%	93%	221%
Net assets, end of period (000s omitted)	$84,585	$48,768	$16,803	$5,205	$3,043	$2,334

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Discovery Fund	19

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2014	2013[1]
Net asset value, beginning of period	$34.73	$31.03
Net investment income (loss)	(0.17)	0.02 [2]
Net realized and unrealized gains (losses) on investments	1.43	3.68

Total from investment operations	1.26	3.70
Distributions to shareholders from
Net realized gains	(2.21)	0.00
Net asset value, end of period	$33.78	$34.73
Total return[3]	3.60%	11.96%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.77%
Net expenses	0.77%	0.77%
Net investment income (loss)	(0.45)%	0.30%
Supplemental data
Portfolio turnover rate	84%	86%
Net assets, end of period (000s omitted)	$221,043	$28

1.	For the period from June 28, 2013 (commencement of class operations) to September 30, 2013

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Discovery Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2009
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$34.08	$27.30	$21.50	$20.96	$15.86	$14.65
Net investment loss	(0.27)[2]	(0.04)	(0.12)[2]	(0.20)	(0.13)	(0.07)[2]
Net realized and unrealized gains (losses) on investments	1.39	8.27	6.91	0.74	5.23	1.28

Total from investment operations	1.12	8.23	6.79	0.54	5.10	1.21
Distributions to shareholders from
Net realized gains	(2.21)	(1.45)	(0.99)	0.00	0.00	0.00
Net asset value, end of period	$32.99	$34.08	$27.30	$21.50	$20.96	$15.86
Total return[3]	3.25%	32.01%	32.12%	2.58%	32.16%	8.26%
Ratios to average net assets (annualized)
Gross expenses	1.08%	1.10%	1.13%	1.17%	1.20%	1.25%
Net expenses	1.08%	1.10%	1.13%	1.15%	1.15%	1.15%
Net investment loss	(0.81)%	(0.13)%	(0.45)%	(0.70)%	(0.81)%	(0.52)%
Supplemental data
Portfolio turnover rate	84%	86%	104%	111%	93%	221%
Net assets, end of period (000s omitted)	$687,537	$648,228	$478,673	$203,820	$122,451	$103,576

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Discovery Fund	21

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2009
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$34.74	$27.73	$21.76	$21.17	$15.99	$14.73
Net investment income (loss)	(0.20)	0.01	(0.07)	(0.14)	(0.11)	(0.05)[2]
Net realized and unrealized gains (losses) on investments	1.43	8.45	7.03	0.73	5.29	1.31

Total from investment operations	1.23	8.46	6.96	0.59	5.18	1.26
Distributions to shareholders from
Net realized gains	(2.21)	(1.45)	(0.99)	0.00	0.00	0.00
Net asset value, end of period	$33.76	$34.74	$27.73	$21.76	$21.17	$15.99
Total return[3]	3.51%	32.36%	32.53%	2.79%	32.48%	8.49%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.84%	0.86%	0.91%	0.93%	0.96%
Net expenses	0.82%	0.84%	0.86%	0.90%	0.93%	0.95%
Net investment income (loss)	(0.54)%	0.11%	(0.19)%	(0.45)%	(0.58)%	(0.37)%
Supplemental data
Portfolio turnover rate	84%	86%	104%	111%	93%	221%
Net assets, end of period (000s omitted)	$1,396,603	$988,615	$524,506	$274,039	$112,874	$68,395

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Discovery Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2009
INVESTOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$33.31	$26.76	$21.12	$20.64	$15.65	$14.49
Net investment loss	(0.33)[2]	(0.09)[2]	(0.15)[2]	(0.24)	(0.14)	(0.10)[2]
Net realized and unrealized gains (losses) on investments	1.36	8.09	6.78	0.72	5.13	1.26

Total from investment operations	1.03	8.00	6.63	0.48	4.99	1.16
Distributions to shareholders from
Net realized gains	(2.21)	(1.45)	(0.99)	0.00	0.00	0.00
Net asset value, end of period	$32.13	$33.31	$26.76	$21.12	$20.64	$15.65
Total return[3]	3.04%	31.78%	31.93%	2.33%	31.89%	8.01%
Ratios to average net assets (annualized)
Gross expenses	1.30%	1.32%	1.36%	1.40%	1.47%	1.53%
Net expenses	1.28%	1.28%	1.29%	1.37%	1.38%	1.38%
Net investment loss	(1.01)%	(0.30)%	(0.61)%	(0.93)%	(1.03)%	(0.74)%
Supplemental data
Portfolio turnover rate	84%	86%	104%	111%	93%	221%
Net assets, end of period (000s omitted)	$616,746	$633,908	$459,028	$279,715	$267,466	$180,898

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Discovery Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Discovery Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is

24	Wells Fargo Advantage Discovery Fund	Notes to financial statements

managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to net operating losses. At September 30, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated net investment loss	Accumulated net realized gains on investments
$12,096,125	$(12,096,125)

As of September 30, 2014, the Fund had a qualified late-year ordinary loss of $12,578,876 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

Notes to financial statements	Wells Fargo Advantage Discovery Fund	25
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$627,474,178	$0	$0	$627,474,178
Consumer staples	70,311,972	0	0	70,311,972
Energy	156,694,144	0	0	156,694,144
Financials	239,969,340	0	0	239,969,340
Health care	654,138,172	0	0	654,138,172
Industrials	770,985,334	0	0	770,985,334
Information technology	669,244,130	0	0	669,244,130
Materials	52,499,662	0	0	52,499,662
Telecommunication services	81,079,323	0	0	81,079,323

Short-term investments
Investment companies	38,689,783	116,554,684	0	155,244,467
Total assets	$3,361,086,038	$116,554,684	$0	$3,477,640,722

Transfers in and transfers out are recognized at the end of the reporting period. At September 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended September 30, 2014, the advisory fee was equivalent to an annual rate of 0.66% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

26	Wells Fargo Advantage Discovery Fund	Notes to financial statements

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.22% for Class A shares, 1.97% for Class C shares, 0.84% for Class R6 shares, 1.15% for Administrator Class shares, 0.89% for Institutional Class shares, and 1.28% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2014, Funds Distributor received $93,121 from the sale of Class A shares and $999 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2014 were $3,322,316,476 and $2,561,282,279, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended September 30, 2014, the Fund paid $4,453 in commitment fees.

For the year ended September 30, 2014, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo Advantage Discovery Fund	27

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2014 and September 30, 2013 were as follows:

	Year ended September 30
	2014	2013
Ordinary income	$62,752,815	$ 0
Long-term capital gain	115,612,734	85,500,602

As of September 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$82,707	$239,158,899	$413,998,000	$(12,578,876)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Advantage Discovery Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Discovery Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, the period from November 1, 2009 through September 30, 2010, and the year ended October 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Discovery Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 21, 2014

Other information (unaudited)	Wells Fargo Advantage Discovery Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 20.69% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2014.

Pursuant to Section 852 of the Internal Revenue Code, $115,612,734 was designated as long-term capital gain distributions for the fiscal year ended September 30, 2014.

Pursuant to Section 854 of the Internal Revenue Code, $13,781,004 of income dividends paid during the fiscal year ended September 30, 2014 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2014, $62,752,815 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Discovery Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Discovery Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Discovery Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Discovery Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to

Other information (unaudited)	Wells Fargo Advantage Discovery Fund	33

other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, Russell 2500™ Growth Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes except the Investor Class. However, the Board viewed favorably the fact that the net operating expense ratios for all share classes of the Fund, including the Investor Class, were lower than or in range of the median net operating expense ratios of the expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on

34	Wells Fargo Advantage Discovery Fund	Other information (unaudited)

factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage Discovery Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal	securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

228294 11-14 A230/AR230 09-14

Wells Fargo Advantage Enterprise FundSM

Annual Report

September 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Enterprise Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite macroeconomic challenges, U.S. economic numbers showed improvement.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Enterprise Fund for the 12-month period that ended September 30, 2014. The period was marked by heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine and later as Islamic militants (formerly known as ISIS) gained territory in Iraq and Syria. Toward the end of the reporting period, market volatility increased as renewed fears of slowing global growth took hold, and investors began to price in expectations that the U.S. Federal Reserve (Fed) was finally looking to raise short-term interest rates. Although mid-cap stocks (measured by the Russell Midcap® Index1) ended the period with a double-digit gain, small-cap stocks (measured by the Russell 2000® Index2) ended with a low single-digit return.

Major central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero. In January 2014, the FOMC began to reduce (or taper) its bond-buying program by $10 billion per month and continued the taper throughout the reporting period. Some anticipated this action would lead to higher interest rates, however, interest rates followed a downward trend throughout the end of the reporting period, despite short-term volatility. European markets continued to benefit from the European Central Bank’s (ECB’s) actions. In June 2014, the ECB announced a variety of measures aimed at encouraging lending, including cutting its key rate and imposing for the first time a negative interest rate on bank deposits held at the central bank. In September 2014, the ECB cut its key rate to a historic low—to 0.05%—and pushed the deposit rate for banks to -0.20%.

Although the geopolitical situation presented challenges, U.S. stock markets gained on positive economic data.

Geopolitical events were major obstacles throughout the reporting period. The ongoing standoff between the West (the U.S., Europe, and their allies) and Russia over Ukraine began in late 2013 and fed into stock market volatility early in 2014. The situation’s effect on the stock market faded as investors began to believe that the situation would not result in war, but as of September 2014, the situation had resulted in economic sanctions from the West against Russia. However, even as the market began to focus less on that situation, the advance of Islamic militants in Iraq and Syria led to airstrikes by the U.S. and its allies and fears of a regional war in the Middle East.

Despite macroeconomic challenges, U.S. economic numbers showed improvement. The unemployment rate continued its slow improvement, declining from 7.2% in October 2013 to 5.9% in September 2014. Gross domestic product (GDP) growth for the fourth quarter of 2013 was a solid 3.5% on an annualized basis, supporting the view of a recovering economy. Although investors received an unpleasant surprise when GDP growth for the first quarter of

1.	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an index.

2.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Enterprise Fund	3

2014 declined by 2.1% on an annualized basis, several commentators suggested that harsh winter weather may have dampened economic activity. Economic growth did accelerate in the second quarter of 2014, with an annualized GDP growth rate of 4.6%.

Investors’ positive outlook for the U.S. economy contributed to a solid domestic stock market for most of the period. However, slowing global economic growth, combined with renewed geopolitical concerns (including protests in Hong Kong), caused stock market weakness in September 2014. Although the Russell Midcap Index ended the period with a 15.83% gain, small-cap stocks were hit harder by the late-period uncertainty; the Russell 2000 Index ended with a relatively modest 3.93% return. Value stocks outperformed growth stocks in both the small-cap and the mid-cap space.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Investors’ positive outlook for the U.S. economy contributed to a solid domestic stock market for most of the period.

4	Wells Fargo Advantage Enterprise Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Thomas J. Pence, CFA

Michael T. Smith, CFA

Chris Warner, CFA

Average annual total returns1 (%) as of September 30, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SENAX)	2-24-2000	(0.78)	14.08	8.52	5.27	15.44	9.16	1.30	1.18
Class B (WENBX)*	8-26-2011	(0.54)	14.34	8.89	4.46	14.58	8.89	2.05	1.93
Class C (WENCX)	3-31-2008	3.49	14.58	8.37	4.49	14.58	8.37	2.05	1.93
Administrator Class (SEPKX)	8-30-2002	–	–	–	5.33	15.56	9.37	1.14	1.10
Institutional Class (WFEIX)	6-30-2003	–	–	–	5.61	15.86	9.65	0.87	0.85
Investor Class (SENTX)	9-30-1998	–	–	–	5.21	15.35	9.04	1.36	1.24
Russell Midcap® Growth Index[4]	–	–	–	–	14.43	17.12	10.24	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Enterprise Fund	5

Growth of $10,000 investment[5] as of September 30, 2014

1.	Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for Class A shares through June 19, 2008, includes Advisor Class expenses. Historical performance shown for Class B shares prior to their inception reflects the performance of Class C shares. Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares and has been adjusted to reflect the higher expenses applicable to Class C shares.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through January 31, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth index. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Enterprise Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the benchmark, the Russell Midcap Growth Index, for the 12-month period that ended September 30, 2014.

■	Challenging stock selection in the consumer discretionary and information technology (IT) sectors more than offset the benefits of effective stock selection in the health care sector and an overweight allocation to the telecommunication services sectors.

■	Despite the U.S. economy’s gradual recovery, macroeconomic and geopolitical uncertainties caused a significant rotation away from higher-growth U.S. companies we pursue and toward companies with higher dividend yields but slower growth prospects.

Although mixed U.S. economic data worried investors at times during the period, the data overall pointed to a continuing U.S. economic recovery. Most other countries could not match the pace of U.S. economic improvement, and many continued to face slowing growth. As a result, U.S. equities remained a more attractive investment to us. In recent years, frequent periods of heightened macroeconomic or geopolitical concerns—combined with the resultant investor risk aversion—have tended to cause disconnects between U.S. stock fundamentals and stock prices. Nevertheless, we have continued to adhere to our disciplined investment process through all market environments and to invest the Fund in companies that, in our view, either dominate their respective markets, establish new markets through innovation, or are undergoing dynamic change. Our investment style tends to lead to a portfolio that varies from the benchmark in both its composition and return. Under certain market conditions, this investment style can go out of favor, which was the case for much of the reporting period.

Ten largest equity holdings[6] (%) as of September 30, 2014
SBA Communications Corporation Class A	2.99
Constellation Brands Incorporated Class A	2.63
Netflix Incorporated	2.37
IHS Incorporated Class A	2.36
McGraw Hill Financial Incorporated	2.16
Affiliated Managers Group Incorporated	2.02
Old Dominion Freight Line Incorporated	1.97
Wabtec Corporation	1.82
Chipotle Mexican Grill Incorporated	1.78
LKQ Corporation	1.74

Fund performance was held back primarily by stock selection in the consumer discretionary sector.

Escalating geopolitical tensions and slowing economies abroad, coupled with slow job growth and meager wage inflation in the U.S., caused consumer confidence to fluctuate during the period despite an improving U.S. economy. This wavering confidence took a toll on the performance of consumer-related sectors. Isolated operational issues also weighed on returns. The share price of consumer electronics retailer Best Buy Company Incorporated declined when holiday sales proved to be weaker than expected given a highly promotional environment. We owned Best Buy as a developing situation, expecting new management’s supply-chain improvements to drive improving margins. While this played out in the second half of 2013, the highly promotional pricing environment and declining store traffic from online competition proved to be too much to overcome. With our operational improvement thesis being overshadowed by the challenge of an increasingly competitive environment, we sold the position.

Software and internet services companies struggled as investors pursued yield and short-duration returns.

The IT sector has been home to some of the most innovative U.S. companies. Unfortunately, these types of firms had premium valuation multiples that suffered the most in March–April 2014, during the peak of the rotation away from high-growth stocks. Weakness was particularly obvious within the cloud-based software industry. Despite reporting revenue growth substantially better than expectations, Tableau Software Incorporated declined as investors shed high-valuation holdings.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Enterprise Fund	7

Sector distribution[7] as of September 30, 2014

Selection in health care and an overweight allocation to telecommunication services aided performance.

Although languishing at times during the period, investor attention ultimately returned to the biotechnology industry. The share price of Alexion Pharmaceuticals Incorporated rose as the company reported better-than-expected sales results. (The position in Alexion was sold when the stock reached its price target.) Firms with high earnings visibility also garnered attention. Longtime portfolio holding SBA Communications Corporation, a cellular tower owner, was a prime example. SBA’s growth continued to be driven by the spending required to support the secular growth of smartphone proliferation and mobile video and data consumption, as well as by ongoing 4G deployment.

Our outlook for growth stocks remains strong despite some near-term volatility.

In the current environment, we take solace in several factors. First, in our experience, dislocations between stock fundamentals and stock prices rarely have lasted long, and stock prices eventually have followed the trajectory of earnings. Second, if investors look beyond the next few months, the outlook for U.S. corporate earnings growth in our view remains positive. Although the level of growth may not be uniform (companies with high foreign exposure may be most vulnerable), we believe the Fund’s holdings, which are primarily domestic, will likely power through the current malaise. It is plausible that U.S. economic growth will be driven by investment demand rather than consumer demand. Corporations have deferred spending to the point that buildings, equipment, and technology are now severely aged. Signs of increased capital spending have been building, and we expect to receive more positive guidance. Finally, innovation—in our view, the key arbiter of future growth—is alive and well. We continue to see breakthroughs in industries such as biotechnology, e-commerce and social media platforms, and cloud computing, among others. The Fund holds positions in leading-edge companies that we believe are capable of producing robust, organic earnings growth over time for the benefit of Fund shareholders.

Please see footnotes on page 5.

8	Wells Fargo Advantage Enterprise Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2014 to September 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2014	Ending account value 9-30-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$981.97	$5.86	1.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.97	1.18%
Class B
Actual	$1,000.00	$978.29	$9.57	1.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.39	$9.75	1.93%
Class C
Actual	$1,000.00	$978.29	$9.57	1.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.39	$9.75	1.93%
Administrator Class
Actual	$1,000.00	$982.35	$5.42	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.52	1.09%
Institutional Class
Actual	$1,000.00	$983.53	$4.23	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31	0.85%
Investor Class
Actual	$1,000.00	$981.70	$6.16	1.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.28	1.24%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2014	Wells Fargo Advantage Enterprise Fund	9

Security name	Shares	Value

Common Stocks: 98.97%

Consumer Discretionary: 21.87%

Auto Components: 2.30%
BorgWarner Incorporated	194,900	$10,253,689
Delphi Automotive plc	114,285	7,010,242

		17,263,931

Distributors: 1.74%
LKQ Corporation †	491,300	13,063,667

Hotels, Restaurants & Leisure: 4.33%
Chipotle Mexican Grill Incorporated †	20,020	13,345,132
Domino’s Pizza Incorporated	136,100	10,474,256
MGM Resorts International †	379,900	8,654,122

		32,473,510

Internet & Catalog Retail: 3.17%
Netflix Incorporated †	39,300	17,731,374
Vipshop Holdings Limited †«	31,700	5,991,617

		23,722,991

Leisure Products: 1.33%
Polaris Industries Incorporated	66,300	9,931,077

Media: 3.48%
Cinemark Holdings Incorporated	306,600	10,436,664
Liberty Global plc Class A	66,630	2,834,440
Liberty Global plc Class C †	311,342	12,769,692

		26,040,796

Specialty Retail: 2.76%
Advance Auto Parts Incorporated	83,529	10,883,829
AutoNation Incorporated †	194,000	9,760,140

		20,643,969

Textiles, Apparel & Luxury Goods: 2.76%
Carter’s Incorporated	110,900	8,584,605
Under Armour Incorporated Class A †	174,860	12,082,826

		20,667,431

Consumer Staples: 3.86%

Beverages: 3.86%
Brown-Forman Corporation Class B	102,300	9,229,506
Constellation Brands Incorporated Class A †	225,700	19,672,012

		28,901,518

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Enterprise Fund	Portfolio of investments—September 30, 2014

Security name	Shares	Value

Energy: 5.98%

Energy Equipment & Services: 1.76%
Core Laboratories NV	38,600	$5,649,110
Nabors Industries Limited	330,600	7,524,456

		13,173,566

Oil, Gas & Consumable Fuels: 4.22%
Antero Resources Corporation †	155,263	8,522,386
Concho Resources Incorporated †	83,800	10,507,682
Memorial Resource Development Corporation †	158,100	4,286,091
Pioneer Natural Resources Company	42,135	8,299,331

		31,615,490

Financials: 10.51%

Banks: 2.18%
First Republic Bank	157,000	7,752,660
Texas Capital Bancshares Incorporated †	148,535	8,567,499

		16,320,159

Capital Markets: 3.41%
Affiliated Managers Group Incorporated †	75,400	15,107,144
SEI Investments Company	287,700	10,403,232

		25,510,376

Diversified Financial Services: 3.75%
IntercontinentalExchange Group Incorporated	61,105	11,918,530
McGraw Hill Financial Incorporated	191,441	16,167,192

		28,085,722

REITs: 1.17%
CBS Outdoor Americas Incorporated	293,660	8,792,180

Health Care: 14.46%

Biotechnology: 5.61%
Alkermes plc †	196,500	8,423,955
BioMarin Pharmaceutical Incorporated †	152,493	11,003,895
Puma Biotechnology Incorporated †	17,450	4,163,047
Regeneron Pharmaceuticals Incorporated †	22,000	7,931,440
Vertex Pharmaceuticals Incorporated †	93,500	10,500,985

		42,023,322

Health Care Equipment & Supplies: 1.54%
Cooper Companies Incorporated	74,000	11,525,500

Health Care Providers & Services: 3.95%
Cardinal Health Incorporated	131,200	9,829,504
DaVita HealthCare Partners Incorporated †	141,425	10,343,825
Envision Healthcare Holdings Incorporated †	272,434	9,448,011

		29,621,340

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2014	Wells Fargo Advantage Enterprise Fund	11

Security name	Shares	Value

Pharmaceuticals: 3.36%
Jazz Pharmaceuticals plc †	61,300	$9,842,328
Perrigo Company plc	63,700	9,567,103
Salix Pharmaceuticals Limited †	36,600	5,718,384

		25,127,815

Industrials: 18.27%

Aerospace & Defense: 1.20%
B/E Aerospace Incorporated †	107,600	9,031,944

Airlines: 1.16%
Delta Air Lines Incorporated	239,600	8,661,540

Construction & Engineering: 1.13%
Quanta Services Incorporated †	233,200	8,462,828

Industrial Conglomerates: 1.42%
Carlisle Companies Incorporated	132,833	10,677,117

Machinery: 3.94%
Cummins Incorporated	63,221	8,343,908
Proto Labs Incorporated †	108,623	7,494,987
Wabtec Corporation	168,600	13,663,344

		29,502,239

Professional Services: 4.83%
IHS Incorporated Class A †	141,247	17,682,712
Towers Watson & Company Class A	72,750	7,238,625
Verisk Analytics Incorporated Class A †	184,900	11,258,561

		36,179,898

Road & Rail: 3.02%
Old Dominion Freight Line Incorporated †	208,500	14,728,440
Swift Transportation Company †	376,486	7,898,676

		22,627,116

Trading Companies & Distributors: 1.57%
United Rentals Incorporated †	105,700	11,743,270

Information Technology: 19.60%

Communications Equipment: 1.09%
Palo Alto Networks Incorporated †	82,991	8,141,417

Electronic Equipment, Instruments & Components: 4.41%
Cognex Corporation †	220,800	8,891,616
FEI Company	94,400	7,119,648
FLIR Systems Incorporated	181,100	5,675,674
TE Connectivity Limited	205,100	11,339,979

		33,026,917

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Enterprise Fund	Portfolio of investments—September 30, 2014

Security name		Shares	Value

Internet Software & Services: 4.07%
Alibaba Group Holding Limited ADR †		14,376	$1,277,308
Cornerstone OnDemand Incorporated †		233,400	8,031,294
CoStar Group Incorporated †		52,263	8,128,987
Twitter Incorporated †		115,200	5,942,016
Yelp Incorporated †		104,415	7,126,324

			30,505,929

IT Services: 3.22%
Alliance Data Systems Corporation †		51,050	12,674,184
Vantiv Incorporated Class A †		370,481	11,447,863

			24,122,047

Semiconductors & Semiconductor Equipment: 1.64%
Micron Technology Incorporated †		359,000	12,299,340

Software: 3.91%
Guidewire Software Incorporated †		203,500	9,023,190
ServiceNow Incorporated †		198,950	11,694,281
Tableau Software Incorporated Class A †		117,400	8,529,110

			29,246,581

Technology Hardware, Storage & Peripherals: 1.26%
Western Digital Corporation		97,100	9,449,772

Materials: 1.43%

Chemicals: 1.43%
W.R. Grace & Company †		117,600	10,694,544

Telecommunication Services: 2.99%

Wireless Telecommunication Services: 2.99%
SBA Communications Corporation Class A †		201,780	22,377,400

Total Common Stocks (Cost $631,768,705)			741,254,259

	Yield
Short-Term Investments: 1.22%

Investment Companies: 1.22%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	3,048,337	3,048,337
Wells Fargo Securities Lending Cash Investments, LLC (l)(r)(u)	0.11	6,060,000	6,060,000

Total Short-Term Investments (Cost $9,108,337)			9,108,337

Total investments in securities
(Cost $640,877,042) *	100.19%	750,362,596
Other assets and liabilities, net	(0.19)	(1,425,359)

Total net assets	100.00%	$748,937,237

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2014	Wells Fargo Advantage Enterprise Fund	13

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $641,365,537 and unrealized gains (losses) consists of:

Gross unrealized gains	$126,240,980
Gross unrealized losses	(17,243,921)

Net unrealized gains	$108,997,059

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Enterprise Fund	Statement of assets and liabilities—September 30, 2014

Assets
Investments
In unaffiliated securities (including $5,727,003 of securities loaned), at value (cost $631,768,705)	$741,254,259
In affiliated securities, at value (cost $9,108,337)	9,108,337

Total investments, at value (cost $640,877,042)	750,362,596
Receivable for investments sold	18,436,752
Receivable for Fund shares sold	108,661
Receivable for dividends	92,532
Receivable for securities lending income	1,729
Prepaid expenses and other assets	121,416

Total assets	769,123,686

Liabilities
Payable for investments purchased	12,739,758
Payable for Fund shares redeemed	573,442
Payable upon receipt of securities loaned	6,060,000
Advisory fee payable	377,401
Distribution fees payable	7,146
Administration fees payable	189,105
Accrued expenses and other liabilities	239,597

Total liabilities	20,186,449

Total net assets	$748,937,237

NET ASSETS CONSIST OF
Paid-in capital	$563,450,426
Accumulated net investment loss	(4,115,510)
Accumulated net realized gains on investments	80,116,767
Net unrealized gains on investments	109,485,554

Total net assets	$748,937,237

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$417,970,561
Shares outstanding – Class A1	8,720,171
Net asset value per share – Class A	$47.93
Maximum offering price per share – Class A2	$50.85
Net assets – Class B	$1,607,079
Shares outstanding – Class B1	35,667
Net asset value per share – Class B	$45.06
Net assets – Class C	$9,657,637
Shares outstanding – Class C1	214,303
Net asset value per share – Class C	$45.07
Net assets – Administrator Class	$44,760,311
Shares outstanding – Administrator Class[1]	903,520
Net asset value per share – Administrator Class	$49.54
Net assets – Institutional Class	$76,789,558
Shares outstanding – Institutional Class[1]	1,512,607
Net asset value per share – Institutional Class	$50.77
Net assets – Investor Class	$198,152,091
Shares outstanding – Investor Class[1]	4,196,985
Net asset value per share – Investor Class	$47.21

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2014	Wells Fargo Advantage Enterprise Fund	15

Investment income
Dividends	$2,312,160
Securities lending income, net	36,161
Income from affiliated securities	5,380

Total investment income	2,353,701

Expenses
Advisory fee	5,254,357
Administration fees
Fund level	379,952
Class A	1,134,026
Class B	5,710
Class C	24,496
Administrator Class	22,648
Institutional Class	65,878
Investor Class	662,810
Shareholder servicing fees
Class A	1,090,409
Class B	5,491
Class C	23,553
Administrator Class	53,527
Investor Class	517,577
Distribution fees
Class B	16,472
Class C	70,661
Custody and accounting fees	49,780
Professional fees	43,545
Registration fees	105,248
Shareholder report expenses	88,049
Trustees’ fees and expenses	12,370
Other fees and expenses	26,450

Total expenses	9,653,009
Less: Fee waivers and/or expense reimbursements	(765,915)

Net expenses	8,887,094

Net investment loss	(6,533,393)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	112,335,438
Net change in unrealized gains (losses) on investments	(67,208,817)

Net realized and unrealized gains (losses) on investments	45,126,621

Net increase in net assets resulting from operations	$38,593,228

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Enterprise Fund	Statement of changes in net assets

	Year ended September 30, 2014		Year ended September 30, 2013

Operations
Net investment income (loss)		$(6,533,393)		$219,386
Net realized gains on investments		112,335,438		79,776,259
Net change in unrealized gains (losses) on investments		(67,208,817)		100,132,214

Net increase in net assets resulting from operations		38,593,228		180,127,859

Distributions to shareholders from
Net realized gains
Class A		(35,681,689)		0
Class B		(211,712)		0
Class C		(778,785)		0
Administrator Class		(1,012,394)		0
Institutional Class		(6,714,365)		0
Investor Class		(17,198,764)		0

Total distributions to shareholders		(61,597,709)		0

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	287,962	13,896,895	149,004	6,471,674
Class B	1,507	69,241	335	14,052
Class C	50,976	2,361,005	18,231	745,453
Administrator Class	880,332	44,626,697	91,119	4,080,344
Institutional Class	355,524	18,623,743	164,971	7,509,243
Investor Class	204,862	9,916,261	241,679	10,267,120

		89,493,842		29,087,886

Reinvestment of distributions
Class A	689,941	32,861,871	0	0
Class B	4,480	201,822	0	0
Class C	16,106	725,586	0	0
Administrator Class	15,743	774,411	0	0
Institutional Class	79,143	3,981,687	0	0
Investor Class	356,862	16,751,082	0	0

		55,296,459		0

Payment for shares redeemed
Class A	(894,749)	(43,816,066)	(1,045,012)	(42,859,422)
Class B	(28,086)	(1,302,951)	(32,158)	(1,256,936)
Class C	(32,725)	(1,502,681)	(46,210)	(1,814,005)
Administrator Class	(189,422)	(9,521,181)	(68,527)	(2,895,843)
Institutional Class	(478,070)	(24,984,493)	(975,053)	(40,667,919)
Investor Class	(509,391)	(24,457,262)	(644,034)	(26,031,917)

		(105,584,634)		(115,526,042)

Net increase (decrease) in net assets resulting from capital share transactions		39,205,667		(86,438,156)

Total increase in net assets		16,201,186		93,689,703

Net assets
Beginning of period		732,736,051		639,046,348

End of period		$748,937,237		$732,736,051

Accumulated net investment loss		$(4,115,510)		$(31,112)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Enterprise Fund	17

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2009
CLASS A	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$49.54	$37.67	$29.10	$30.21	$24.24	$21.77
Net investment income (loss)	(0.43)[2]	0.01 [2]	(0.18)	(0.17)[2]	(0.22)[2]	(0.14)[2]
Net realized and unrealized gains (losses) on investments	3.00	11.86	8.75	(0.94)	6.19	2.61

Total from investment operations	2.57	11.87	8.57	(1.11)	5.97	2.47
Distributions to shareholders from
Net realized gains	(4.18)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$47.93	$49.54	$37.67	$29.10	$30.21	$24.24
Total return[3]	5.27%	31.55%	29.46%	(3.71)%	24.63%	11.35%
Ratios to average net assets (annualized)
Gross expenses	1.29%	1.30%	1.29%	1.34%	1.38%	1.44%
Net expenses	1.18%	1.18%	1.18%	1.18%	1.34%	1.36%
Net investment income (loss)	(0.87)%	0.01%	(0.49)%	(0.51)%	(0.85)%	(0.64)%
Supplemental data
Portfolio turnover rate	98%	91%	102%	104%	108%	203%
Net assets, end of period (000s omitted)	$417,971	$427,860	$359,068	$307,735	$878	$824

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Enterprise Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS B	2014	2013	2012	2011[1]
Net asset value, beginning of period	$47.14	$36.11	$28.10	$29.17
Net investment loss	(0.76)[2]	(0.27)[2]	(0.42)[2]	(0.04)[2]
Net realized and unrealized gains (losses) on investments	2.86	11.30	8.43	(1.03)

Total from investment operations	2.10	11.03	8.01	(1.07)
Distributions to shareholders from
Net realized gains	(4.18)	0.00	0.00	0.00
Net asset value, end of period	$45.06	$47.14	$36.11	$28.10
Total return[3]	4.46%	30.55%	28.51%	(3.67)%
Ratios to average net assets (annualized)
Gross expenses	2.04%	2.05%	2.04%	2.09%
Net expenses	1.93%	1.93%	1.93%	1.93%
Net investment loss	(1.63)%	(0.68)%	(1.25)%	(1.26)%
Supplemental data
Portfolio turnover rate	98%	91%	102%	104%
Net assets, end of period (000s omitted)	$1,607	$2,723	$3,235	$4,695

1.	For the period from August 26, 2011 (commencement of class operations) to September 30, 2011.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Enterprise Fund	19

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2009
CLASS C	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$47.14	$36.11	$28.10	$29.39	$23.75	$21.49
Net investment loss	(0.75)[2]	(0.29)[2]	(0.42)[2]	(0.44)[2]	(0.39)[2]	(0.31)[2]
Net realized and unrealized gains (losses) on investments	2.86	11.32	8.43	(0.85)	6.03	2.57

Total from investment operations	2.11	11.03	8.01	(1.29)	5.64	2.26
Distributions to shareholders from
Net realized gains	(4.18)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$45.07	$47.14	$36.11	$28.10	$29.39	$23.75
Total return[3]	4.49%	30.55%	28.51%	(4.39)%	23.80%	10.52%
Ratios to average net assets (annualized)
Gross expenses	2.04%	2.05%	2.04%	2.09%	2.13%	2.19%
Net expenses	1.93%	1.93%	1.93%	1.97%	2.09%	2.11%
Net investment loss	(1.62)%	(0.72)%	(1.24)%	(1.35)%	(1.60)%	(1.43)%
Supplemental data
Portfolio turnover rate	98%	91%	102%	104%	108%	203%
Net assets, end of period (000s omitted)	$9,658	$8,483	$7,508	$6,428	$174	$268

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Enterprise Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2009
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$51.03	$38.77	$29.93	$31.03	$24.86	$22.27
Net investment income (loss)	(0.37)[2]	0.02 [2]	(0.16)[2]	(0.24)	(0.17)[2]	(0.09)[2]
Net realized and unrealized gains (losses) on investments	3.06	12.24	9.00	(0.86)	6.34	2.68

Total from investment operations	2.69	12.26	8.84	(1.10)	6.17	2.59
Distributions to shareholders from
Net realized gains	(4.18)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$49.54	$51.03	$38.77	$29.93	$31.03	$24.86
Total return[3]	5.33%	31.62%	29.54%	(3.54)%	24.87%	11.59%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.13%	1.12%	1.17%	1.21%	1.26%
Net expenses	1.09%	1.11%	1.12%	1.15%	1.15%	1.15%
Net investment income (loss)	(0.74)%	0.05%	(0.46)%	(0.62)%	(0.66)%	(0.44)%
Supplemental data
Portfolio turnover rate	98%	91%	102%	104%	108%	203%
Net assets, end of period (000s omitted)	$44,760	$10,046	$6,757	$22,811	$16,760	$16,000

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Enterprise Fund	21

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2009
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$52.07	$39.46	$30.38	$31.42	$25.11	$22.44
Net investment income (loss)	(0.28)[2]	0.18 [2]	(0.06)[2]	(0.13)[2]	(0.11)[2]	(0.04)[2]
Net realized and unrealized gains (losses) on investments	3.16	12.43	9.14	(0.91)	6.42	2.71

Total from investment operations	2.88	12.61	9.08	(1.04)	6.31	2.67
Distributions to shareholders from
Net realized gains	(4.18)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$50.77	$52.07	$39.46	$30.38	$31.42	$25.11
Total return[3]	5.61%	31.96%	29.89%	(3.31)%	25.13%	11.90%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.87%	0.86%	0.90%	0.94%	0.99%
Net expenses	0.85%	0.85%	0.85%	0.89%	0.90%	0.90%
Net investment income (loss)	(0.54)%	0.41%	(0.17)%	(0.37)%	(0.41)%	(0.18)%
Supplemental data
Portfolio turnover rate	98%	91%	102%	104%	108%	203%
Net assets, end of period (000s omitted)	$76,790	$81,021	$93,367	$121,618	$106,931	$113,467

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Enterprise Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2009
INVESTOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$48.88	$37.19	$28.75	$29.87	$23.99	$21.56
Net investment loss	(0.45)	(0.02)[2]	(0.19)[2]	(0.29)[2]	(0.24)[2]	(0.16)[2]
Net realized and unrealized gains (losses) on investments	2.96	11.71	8.63	(0.83)	6.12	2.59

Total from investment operations	2.51	11.69	8.44	(1.12)	5.88	2.43
Distributions to shareholders from
Net realized gains	(4.18)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$47.21	$48.88	$37.19	$28.75	$29.87	$23.99
Total return[3]	5.21%	31.43%	29.36%	(3.75)%	24.56%	11.22%
Ratios to average net assets (annualized)
Gross expenses	1.35%	1.36%	1.36%	1.40%	1.48%	1.54%
Net expenses	1.24%	1.24%	1.25%	1.36%	1.43%	1.46%
Net investment loss	(0.93)%	(0.05)%	(0.56)%	(0.84)%	(0.94)%	(0.74)%
Supplemental data
Portfolio turnover rate	98%	91%	102%	104%	108%	203%
Net assets, end of period (000s omitted)	$198,152	$202,602	$169,111	$144,883	$134,528	$117,725

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Enterprise Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Enterprise Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities

24	Wells Fargo Advantage Enterprise Fund	Notes to financial statements

Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating losses. At September 30, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated net investment loss	Accumulated net realized gains on investments
$2,448,995	$(2,448,995)

As of September 30, 2014, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $9,861,236 with $7,310,342 expiring in 2016 and $2,550,894 expiring in 2019.

As of September 30, 2014, the Fund had a qualified late-year ordinary loss of $4,087,097 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Notes to financial statements	Wells Fargo Advantage Enterprise Fund	25

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$163,807,372	$0	$0	$163,807,372
Consumer staples	28,901,518	0	0	28,901,518
Energy	44,789,056	0	0	44,789,056
Financials	78,708,437	0	0	78,708,437
Health care	108,297,977	0	0	108,297,977
Industrials	136,885,952	0	0	136,885,952
Information technology	146,792,003	0	0	146,792,003
Materials	10,694,544	0	0	10,694,544
Telecommunication services	22,377,400	0	0	22,377,400

Short-term investments
Investment companies	3,048,337	6,060,000	0	9,108,337
Total assets	$744,302,596	$6,060,000	$0	$750,362,596

Transfers in and transfers out are recognized at the end of the reporting period. At September 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.70% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended September 30, 2014, the advisory fee was equivalent to an annual rate of 0.69% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

26	Wells Fargo Advantage Enterprise Fund	Notes to financial statements

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.18% for Class A shares, 1.93% for Class B shares, 1.93% for Class C shares, 1.10% for Administrator Class shares, 0.85 for Institutional Class shares, and 1.24% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended September 30, 2014, Funds Distributor received $9,513 from the sale of Class A shares and $155 in contingent deferred sales charges from redemptions of Class B shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2014 were $741,079,800 and $779,660,671, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended September 30, 2014, the Fund paid $1,153 in commitment fees.

For the year ended September 30, 2014, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo Advantage Enterprise Fund	27

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the year ended September 30, 2014 was $9,333,410 of ordinary income and $52,264,299 of long-term capital gain. For the year ended September 30, 2013, the Fund did not pay any distributions to shareholders.

As of September 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred	Capital loss carryforward
$90,466,498	$108,997,059	$(4,087,097)	$(9,861,236)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Advantage Enterprise Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Enterprise Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, the period from November 1, 2009 through September 30, 2010, and the year ended October 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Enterprise Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 21, 2014

Other information (unaudited)	Wells Fargo Advantage Enterprise Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 81.83% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2014.

Pursuant to Section 852 of the Internal Revenue Code, $52,264,299 was designated as long-term capital gain distributions for the fiscal year ended September 30, 2014.

Pursuant to Section 854 of the Internal Revenue Code, $7,745,493 of income dividends paid during the fiscal year ended September 30, 2014 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2014, $9,333,410 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Enterprise Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Enterprise Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Enterprise Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Enterprise Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

Other information (unaudited)	Wells Fargo Advantage Enterprise Fund	33

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, Russell Midcap® Growth Index, for the one-, three-, and ten-year periods under review and lower than its benchmark for the five-year period under review.

The Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to its benchmark for the five-year period under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance. The Board was satisfied with the explanation of factors contributing to underperformance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

34	Wells Fargo Advantage Enterprise Fund	Other information (unaudited)

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage Enterprise Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

228295 11-14 A231/AR231 09-14

Wells Fargo Advantage Opportunity FundSM

Annual Report

September 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Opportunity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite macroeconomic challenges, U.S. economic numbers showed improvement.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Opportunity Fund for the 12-month period that ended September 30, 2014. The period was marked by heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine and later as Islamic militants (formerly known as ISIS) gained territory in Iraq and Syria. Toward the end of the reporting period, market volatility increased as renewed fears of slowing global growth took hold, and investors began to price in expectations that the U.S. Federal Reserve (Fed) was finally looking to raise short-term interest rates. Although mid-cap stocks (measured by the Russell Midcap® Index1) ended the period with a double-digit gain, small-cap stocks (measured by the Russell 2000® Index2) ended with a low single-digit return.

Major central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero. In January 2014, the FOMC began to reduce (or taper) its bond-buying program by $10 billion per month and continued the taper throughout the reporting period. Some anticipated this action would lead to higher interest rates, however, interest rates followed a downward trend throughout the end of the reporting period, despite short-term volatility. European markets continued to benefit from the European Central Bank’s (ECB’s) actions. In June 2014, the ECB announced a variety of measures aimed at encouraging lending, including cutting its key rate and imposing for the first time a negative interest rate on bank deposits held at the central bank. In September 2014, the ECB cut its key rate to a historic low—to 0.05%—and pushed the deposit rate for banks to -0.20%.

Although the geopolitical situation presented challenges, U.S. stock markets gained on positive economic data.

Geopolitical events were major obstacles throughout the reporting period. The ongoing standoff between the West (the U.S., Europe, and their allies) and Russia over Ukraine began in late 2013 and fed into stock market volatility early in 2014. The situation’s effect on the stock market faded as investors began to believe that the situation would not result in war, but as of September 2014, the situation had resulted in economic sanctions from the West against Russia. However, even as the market began to focus less on that situation, the advance of Islamic militants in Iraq and Syria led to airstrikes by the U.S. and its allies and fears of a regional war in the Middle East.

Despite macroeconomic challenges, U.S. economic numbers showed improvement. The unemployment rate continued its slow improvement, declining from 7.2% in October 2013 to 5.9% in September 2014. Gross domestic product (GDP) growth for the fourth quarter of 2013 was a solid 3.5% on an annualized basis, supporting the view of a recovering economy. Although investors received an unpleasant surprise when GDP growth for the first quarter of 2014 declined by 2.1% on an annualized basis, several commentators suggested that harsh winter weather may have dampened economic activity. Economic growth did accelerate in the second quarter of 2014, with an annualized GDP growth rate of 4.6%.

1.	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an index.

2.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Opportunity Fund	3

Investors’ positive outlook for the U.S. economy contributed to a solid domestic stock market for most of the period. However, slowing global economic growth, combined with renewed geopolitical concerns (including protests in Hong Kong), caused stock market weakness in September 2014. Although the Russell Midcap Index ended the period with a 15.83% gain, small-cap stocks were hit harder by the late-period uncertainty; the Russell 2000 Index ended with a relatively modest 3.93% return. Value stocks outperformed growth stocks in both the small-cap and the mid-cap space.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Investors’ positive outlook for the U.S. economy contributed to a solid domestic stock market for most of the period.

4	Wells Fargo Advantage Opportunity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Ann M. Miletti

Average annual total returns1 (%) as of September 30, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SOPVX)	2-24-2000	7.77	11.77	7.28	14.35	13.10	7.92	1.27	1.23
Class B (SOPBX)*	8-26-2011	8.48	12.01	7.39	13.48	12.27	7.39	2.02	1.98
Class C (WFOPX)	3-31-2008	12.48	12.27	7.13	13.48	12.27	7.13	2.02	1.98
Administrator Class (WOFDX)	8-30-2002	–	–	–	14.60	13.37	8.18	1.11	1.01
Institutional Class (WOFNX)	7-30-2010	–	–	–	14.89	13.59	8.28	0.84	0.76
Investor Class (SOPFX)	12-31-1985	–	–	–	14.27	13.03	7.87	1.33	1.29
Russell 3000® Index[4]	–	–	–	–	17.76	15.78	8.44	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Opportunity Fund	5

Growth of $10,000 investment[5] as of September 30, 2014

1.	Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for the Class A shares through June 19, 2008, includes Advisor Class expenses. Historical performance shown for Class B shares prior to their inception reflects the performance of Class C shares. Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Institutional Class prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

3.	The Adviser has committed through January 31, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.22% for Class A, 1.97% for Class B, 1.97% for Class C, 1.00% for Administrator Class, 0.75% for Institutional Class, and 1.28% for Investor Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Opportunity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 3000 Index, for the 12-month period that ended September 30, 2014.

■	Stock selection in the consumer discretionary and information technology (IT) sectors detracted the most from performance. Also, a moderate allocation to cash hindered relative results.

■	Stock selection added value in a variety of sectors, including financials, consumer staples, and industrials.

The Russell 3000 Index and the U.S. equity market overall generally rose over the 12-month reporting period. The equity market (measured by the Russell 3000 Index) benefited from a variety of factors, including the continuation of quantitative easing and maintenance of very low interest rates by the U.S. Federal Reserve, growth in gross domestic product, improving employment data, and generally improving economic conditions. In these favorable circumstances, investors continued to seek the potentially higher returns of the equity markets. Different from the previous 12-month reporting period, when many companies experienced increasing valuations due to multiple expansion, in the most recent reporting period many companies benefited from improving fundamentals, with growth in revenues and earnings. In this environment, and with the expectation of tighter U.S. monetary policy to come, we continue to look for well-positioned companies—those with good business models, strong management teams, and healthy cash flows—trading at attractive discounts to their private market valuations (PMVs). (The PMV represents the expected price an investor would pay for the entire company as a standalone private entity.)

Ten largest equity holdings[6] (%) as of September 30, 2014
Agilent Technologies Incorporated	1.72
Citrix Systems Incorporated	1.70
PNC Financial Services Group Incorporated	1.68
ACE Limited	1.58
American International Group Incorporated	1.56
NetApp Incorporated	1.54
Check Point Software Technologies Limited	1.53
Red Hat Incorporated	1.53
Invesco Limited	1.51
TD Ameritrade Holding Corporation	1.50

Stock selection within the consumer discretionary and IT sectors held back Fund performance.

In the consumer discretionary sector, lagging results were notable within the diversified consumer services and specialty retail subsectors. For-profit education holdings suffered from the pressure of increased regulatory scrutiny and competition, which caused Apollo Group Incorporated, and K12 Incorporated to detract from returns during the period. Dick’s Sporting Goods Incorporated, declined 17% due to a slowdown in golf-and hunting-related spending. Decreasing mall traffic over the past few years hindered companies such as Express Incorporated, which we no longer hold.

Within the IT sector, Teradata Corporation (a provider of software, hardware, consulting, and support for analytic data platforms) was a notable detractor. The company’s stock declined 24% for the period. Teradata Corporation and other legacy enterprise IT vendors suffered from a slowdown in large-scale capital purchases of IT infrastructure and applications as customers focused on migrating to cloud-based platforms.

An average 4% allocation to cash also detracted from results over the period. Our cash allocation is transitional and does not reflect our view of the market.

Fund performance benefited from positive stock selection in multiple sectors.

Stock selection in sectors such as financials, consumer staples, and industrials added value during the period. Within the financials sector, holdings within the real estate investment trusts (REITs) and capital markets subsectors performed well. American Tower Corporation (a REIT that owns wireless and broadcast communications real estate) was helped by the growth in mobile communications and rose 28% for the period. In the capital markets subsector, TD Ameritrade Holding Corporation climbed 32%, aided by an increase in short-term interest rates; Invesco Limited also performed well and was up 27% in the same period.

In the consumer staples sector, food and staples retailer Kroger Company (up 31% for the period) was helped by increased consumer cash flow. In the industrials sector, airlines benefited from positive earnings revisions and multiple expansion; Delta Air Lines Incorporated, and United Continental Holdings Incorporated, each rose over 50% for the period.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Opportunity Fund	7

Sector distribution[7] as of September 30, 2014

Our methodology includes buying stocks that are selling at a discount (typically 50% to 60%) compared with their estimated PMVs and selling stocks as they approach or exceed 80% of their PMVs.

Our disciplined investment process enables us to be keenly aware of both price and enterprise value on a company-by-company basis. Through our proprietary database of company acquisitions across industries, sectors, and time frames, we are able to maintain a steady foundation for assessing the PMVs of companies versus the public stock prices for those same companies. Our task is to exploit those discrepancies for the benefit of Fund shareholders by purchasing stocks when we believe they are selling at a discount to their PMVs. An improving economy and favorable investor sentiment helped broadly lift stock prices and kept multiples high over the 12-month period. With the possibility of rising interest rates over the near term, we believe equity investors will be more discerning going forward. In our view, companies with attractive stock prices relative to their PMVs will be brought to the forefront by our process, potentially allowing us to add value through our unique bottom-up research.

Please see footnotes on page 5.

8	Wells Fargo Advantage Opportunity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2014 to September 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2014	Ending account value 9-30-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,018.71	$6.17	1.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.17	1.22%
Class B
Actual	$1,000.00	$1,014.77	$9.95	1.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.19	$9.95	1.97%
Class C
Actual	$1,000.00	$1,014.98	$9.95	1.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.19	$9.95	1.97%
Administrator Class
Actual	$1,000.00	$1,019.70	$5.06	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06	1.00%
Institutional Class
Actual	$1,000.00	$1,021.07	$3.80	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%
Investor Class
Actual	$1,000.00	$1,018.31	$6.48	1.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.48	1.28%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2014	Wells Fargo Advantage Opportunity Fund	9

Security name	Shares	Value

Common Stocks: 97.23%

Consumer Discretionary: 16.85%

Auto Components: 2.50%
Dana Holding Corporation	1,115,152	$21,377,464
Johnson Controls Incorporated	605,963	26,662,372

		48,039,836

Diversified Consumer Services: 1.36%
Apollo Group Incorporated Class A †	1,038,500	26,118,275

Hotels, Restaurants & Leisure: 1.43%
Carnival Corporation	684,763	27,506,930

Household Durables: 1.18%
Harman International Industries Incorporated	231,276	22,674,299

Media: 4.25%
Comcast Corporation Class A	482,554	25,816,639
Discovery Communications Incorporated Class C †	438,994	16,365,696
Liberty Global plc Class A	229,405	9,758,889
Liberty Global plc Class C †	229,405	9,409,046
Omnicom Group Incorporated	295,390	20,340,555

		81,690,825

Multiline Retail: 4.05%
Macy’s Incorporated	430,983	25,074,591
Nordstrom Incorporated	387,254	26,476,556
Target Corporation	421,760	26,435,917

		77,987,064

Specialty Retail: 2.08%
Chico’s FAS Incorporated	1,334,475	19,710,196
Dick’s Sporting Goods Incorporated	462,367	20,288,664

		39,998,860

Consumer Staples: 4.59%

Food & Staples Retailing: 1.31%
The Kroger Company	483,519	25,142,988

Food Products: 2.35%
General Mills Incorporated	392,517	19,802,483
Mead Johnson Nutrition Company	263,165	25,321,736

		45,124,219

Household Products: 0.93%
Church & Dwight Company Incorporated	255,025	17,892,554

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Opportunity Fund	Portfolio of investments—September 30, 2014

Security name	Shares	Value

Energy: 8.44%

Energy Equipment & Services: 4.81%
Halliburton Company	330,630	$21,328,941
National Oilwell Varco Incorporated	309,491	23,552,265
Superior Energy Services Incorporated	726,365	23,875,618
Weatherford International Limited plc †	1,138,929	23,689,723

		92,446,547

Oil, Gas & Consumable Fuels: 3.63%
Denbury Resources Incorporated	1,591,485	23,920,020
Newfield Exploration Company †	591,638	21,932,021
Range Resources Corporation	352,105	23,876,240

		69,728,281

Financials: 13.38%

Banks: 4.01%
Fifth Third Bancorp	951,578	19,050,592
PNC Financial Services Group Incorporated	376,741	32,241,495
Regions Financial Corporation	2,575,145	25,854,456

		77,146,543

Capital Markets: 3.01%
Invesco Limited	734,025	28,979,307
TD Ameritrade Holding Corporation	864,532	28,849,433

		57,828,740

Insurance: 5.13%
ACE Limited	289,892	30,400,974
American International Group Incorporated	554,300	29,943,286
First American Financial Corporation	756,160	20,507,059
RenaissanceRe Holdings Limited	177,998	17,798,020

		98,649,339

REITs: 1.23%
American Tower Corporation	252,673	23,657,773

Health Care: 14.74%

Health Care Equipment & Supplies: 4.77%
C.R. Bard Incorporated	158,020	22,551,034
Covidien plc	277,081	23,970,277
Medtronic Incorporated	331,011	20,506,131
Zimmer Holdings Incorporated	245,385	24,673,462

		91,700,904

Health Care Providers & Services: 0.61%
Patterson Companies Incorporated	282,294	11,695,440

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2014	Wells Fargo Advantage Opportunity Fund	11

Security name	Shares	Value

Life Sciences Tools & Services: 5.71%
Agilent Technologies Incorporated	581,840	$33,153,243
Bio-Rad Laboratories Incorporated Class A †	213,608	24,223,147
Covance Incorporated †	305,124	24,013,259
Thermo Fisher Scientific Incorporated	233,298	28,392,367

		109,782,016

Pharmaceuticals: 3.65%
Merck & Company Incorporated	269,684	15,986,868
Novartis AG ADR	280,098	26,365,625
Zoetis Incorporated	750,540	27,732,453

		70,084,946

Industrials: 11.96%

Aerospace & Defense: 1.38%
B/E Aerospace Incorporated †	315,610	26,492,303

Airlines: 1.91%
Delta Air Lines Incorporated	530,086	19,162,609
United Continental Holdings Incorporated †	376,963	17,638,099

		36,800,708

Commercial Services & Supplies: 2.62%
Republic Services Incorporated	690,423	26,940,305
Tyco International Limited	523,901	23,350,268

		50,290,573

Electrical Equipment: 2.36%
Babcock & Wilcox Company	877,313	24,292,797
Regal-Beloit Corporation	328,584	21,111,522

		45,404,319

Machinery: 0.66%
Joy Global Incorporated	233,413	12,730,345

Road & Rail: 3.03%
Canadian Pacific Railway Limited	78,552	16,297,183
Hertz Global Holdings Incorporated †	913,920	23,204,429
J.B. Hunt Transport Services Incorporated	253,631	18,781,376

		58,282,988

Information Technology: 20.39%

Communications Equipment: 1.17%
Riverbed Technology Incorporated †	1,213,859	22,511,015

Electronic Equipment, Instruments & Components: 1.32%
Amphenol Corporation Class A	253,371	25,301,628

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Opportunity Fund	Portfolio of investments—September 30, 2014

Security name	Shares	Value

Internet Software & Services: 1.28%
Google Incorporated Class C †	42,512	$24,544,728

IT Services: 2.55%
Global Payments Incorporated	342,971	23,966,813
Teradata Corporation †	599,579	25,134,352

		49,101,165

Semiconductors & Semiconductor Equipment: 4.80%
Altera Corporation	711,881	25,471,102
ARM Holdings plc	1,149,883	16,889,045
Avago Technologies Limited	288,416	25,092,192
ON Semiconductor Corporation †	2,783,863	24,887,735

		92,340,074

Software: 6.62%
Autodesk Incorporated †	417,186	22,986,949
Check Point Software Technologies Limited †	425,779	29,480,938
Citrix Systems Incorporated †	456,867	32,592,892
Red Hat Incorporated †	524,778	29,466,285
Salesforce.com Incorporated †	220,671	12,695,203

		127,222,267

Technology Hardware, Storage & Peripherals: 2.65%
Apple Incorporated	212,246	21,383,785
NetApp Incorporated	687,460	29,533,282

		50,917,067

Materials: 6.88%

Chemicals: 3.96%
Cytec Industries Incorporated	496,102	23,460,664
Huntsman Corporation	974,484	25,326,839
Praxair Incorporated	212,576	27,422,304

		76,209,807

Containers & Packaging: 2.10%
Crown Holdings Incorporated †	485,973	21,635,518
Owens-Illinois Incorporated †	719,925	18,754,044

		40,389,562

Metals & Mining: 0.82%
Royal Gold Incorporated	241,909	15,709,570

Total Common Stocks (Cost $1,274,151,800)		1,869,144,498

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2014	Wells Fargo Advantage Opportunity Fund	13

Security name	Yield	Shares	Value

Short-Term Investments: 2.96%

Investment Companies: 2.96%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	56,851,838	$56,851,838

Total Short-Term Investments (Cost $56,851,838)			56,851,838

Total investments in securities
(Cost $1,331,003,638) *	100.19%	1,925,996,336
Other assets and liabilities, net	(0.19)	(3,715,158)

Total net assets	100.00%	$1,922,281,178

†	Non-income-earning security

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $1,339,780,400 and unrealized gains (losses) consists of:

Gross unrealized gains	$624,413,801
Gross unrealized losses	(38,197,865)

Net unrealized gains	$586,215,936

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Opportunity Fund	Statement of assets and liabilities—September 30, 2014

Assets
Investments
In unaffiliated securities, at value (cost $1,274,151,800)	$1,869,144,498
In affiliated securities, at value (cost $56,851,838)	56,851,838

Total investments, at value (cost $1,331,003,638)	1,925,996,336
Receivable for Fund shares sold	264,165
Receivable for dividends	1,833,321
Receivable for securities lending income	1,520
Prepaid expenses and other assets	31,799

Total assets	1,928,127,141

Liabilities
Payable for investments purchased	2,045,189
Payable for Fund shares redeemed	1,482,258
Advisory fee payable	1,020,143
Distribution fees payable	31,466
Administration fees payable	525,949
Shareholder servicing fees payable	401,835
Accrued expenses and other liabilities	339,123

Total liabilities	5,845,963

Total net assets	$1,922,281,178

NET ASSETS CONSIST OF
Paid-in capital	$1,140,006,702
Accumulated net investment loss	(130,577)
Accumulated net realized gains on investments	187,413,258
Net unrealized gains on investments	594,991,795

Total net assets	$1,922,281,178

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$442,840,471
Shares outstanding – Class A1	8,935,358
Net asset value per share – Class A	$49.56
Maximum offering price per share – Class A2	$52.58
Net assets – Class B	$6,315,558
Shares outstanding – Class B1	131,320
Net asset value per share – Class B	$48.09
Net assets – Class C	$42,939,857
Shares outstanding – Class C1	892,755
Net asset value per share – Class C	$48.10
Net assets – Administrator Class	$253,120,534
Shares outstanding – Administrator Class[1]	4,842,519
Net asset value per share – Administrator Class	$52.27
Net assets – Institutional Class	$29,334,540
Shares outstanding – Institutional Class[1]	555,368
Net asset value per share – Institutional Class	$52.82
Net assets – Investor Class	$1,147,730,218
Shares outstanding – Investor Class[1]	22,673,874
Net asset value per share – Investor Class	$50.62

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2014	Wells Fargo Advantage Opportunity Fund	15

Investment income
Dividends (net of foreign withholding taxes of $14,932)	$21,044,370
Income from affiliated securities	60,314
Securities lending income, net	59,187

Total investment income	21,163,871

Expenses
Advisory fee	13,002,075
Administration fees
Fund level	971,342
Class A	1,177,256
Class B	20,407
Class C	115,638
Administrator Class	260,337
Institutional Class	16,348
Investor Class	3,701,749
Shareholder servicing fees
Class A	1,131,977
Class B	19,622
Class C	111,190
Administrator Class	648,193
Investor Class	2,891,336
Distribution fees
Class B	58,866
Class C	333,570
Custody and accounting fees	103,365
Professional fees	52,691
Registration fees	64,401
Shareholder report expenses	258,117
Trustees’ fees and expenses	12,779
Other fees and expenses	43,098

Total expenses	24,994,357
Less: Fee waivers and/or expense reimbursements	(875,880)

Net expenses	24,118,477

Net investment loss	(2,954,606)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	205,518,589
Net change in unrealized gains (losses) on investments	54,060,891

Net realized and unrealized gains (losses) on investments	259,579,480

Net increase in net assets resulting from operations	$256,624,874

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Opportunity Fund	Statement of changes in net assets

	Year ended September 30, 2014		Year ended September 30, 2013

Operations
Net investment loss		$(2,954,606)		$(1,865,747)
Net realized gains on investments		205,518,589		139,619,473
Net change in unrealized gains (losses) on investments		54,060,891		235,180,602

Net increase in net assets resulting from operations		256,624,874		372,934,328

Distributions to shareholders from
Net realized gains
Class A		(27,911,632)		(15,147,786)
Class B		(558,187)		(421,069)
Class C		(2,837,875)		(1,614,183)
Administrator Class		(15,349,123)		(9,579,443)
Institutional Class		(975,990)		(391,050)
Investor Class		(69,491,598)		(37,346,841)

Total distributions to shareholders		(117,124,405)		(64,500,372)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	201,825	9,694,873	235,315	9,687,192
Class B	386	19,149	104	4,380
Class C	17,900	841,189	22,875	945,978
Administrator Class	178,209	9,063,496	497,680	21,794,009
Institutional Class	353,517	18,588,366	206,493	9,173,483
Investor Class	445,121	22,019,130	597,045	25,598,485

		60,226,203		67,203,527

Reinvestment of distributions
Class A	590,219	27,067,521	384,883	14,610,008
Class B	12,223	547,196	11,044	412,946
Class C	57,486	2,574,239	39,312	1,469,891
Administrator Class	297,637	14,369,886	226,421	8,997,967
Institutional Class	20,045	975,990	9,786	391,050
Investor Class	1,444,831	67,704,787	933,138	36,155,454

		113,239,619		62,037,316

Payment for shares redeemed
Class A	(1,183,365)	(57,478,700)	(1,548,105)	(64,953,639)
Class B	(80,536)	(3,797,215)	(116,982)	(4,816,605)
Class C	(137,010)	(6,485,555)	(217,628)	(8,965,668)
Administrator Class	(730,685)	(37,488,128)	(5,334,566)	(223,466,216)
Institutional Class	(105,359)	(5,489,013)	(193,044)	(8,727,131)
Investor Class	(2,334,126)	(115,474,402)	(3,698,713)	(157,919,895)

		(226,213,013)		(468,849,154)

Net decrease in net assets resulting from capital share transactions		(52,747,191)		(339,608,311)

Total increase (decrease) in net assets		86,753,278		(31,174,355)

Net assets
Beginning of period		1,835,527,900		1,866,702,255

End of period		$1,922,281,178		$1,835,527,900

Accumulated net investment loss		$(130,577)		$(1,422,787)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Opportunity Fund	17

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2009
CLASS A	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$46.23	$38.99	$32.08	$34.08	$28.81	$23.24
Net investment income (loss)	(0.07)	(0.04)	(0.03)	0.06 [2]	(0.03)[2]	0.07 [2]
Net realized and unrealized gains (losses) on investments	6.46	8.80	6.94	(2.06)	5.37	5.50

Total from investment operations	6.39	8.76	6.91	(2.00)	5.34	5.57
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.07)	0.00
Net realized gains	(3.06)	(1.52)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(3.06)	(1.52)	0.00	0.00	(0.07)	0.00
Net asset value, end of period	$49.56	$46.23	$38.99	$32.08	$34.08	$28.81
Total return[3]	14.35%	23.31%	21.54%	(5.87)%	18.55%	23.97%
Ratios to average net assets (annualized)
Gross expenses	1.26%	1.26%	1.25%	1.27%	1.31%	1.35%
Net expenses	1.22%	1.23%	1.25%	1.25%	1.29%	1.29%
Net investment income (loss)	(0.13)%	(0.08)%	(0.08)%	0.15%	(0.11)%	0.28%
Supplemental data
Portfolio turnover rate	32%	26%	41%	31%	42%	55%
Net assets, end of period (000s omitted)	$442,840	$431,201	$399,828	$394,194	$22,437	$21,108

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS B	2014	2013	2012	2011[1]
Net asset value, beginning of period	$45.27	$38.49	$31.91	$33.61
Net investment loss	(0.43)[2]	(0.35)[2]	(0.31)[2]	(0.01)
Net realized and unrealized gains (losses) on investments	6.31	8.65	6.89	(1.69)

Total from investment operations	5.88	8.30	6.58	(1.70)
Distributions to shareholders from
Net realized gains	(3.06)	(1.52)	0.00	0.00
Net asset value, end of period	$48.09	$45.27	$38.49	$31.91
Total return[3]	13.48%	22.39%	20.62%	(5.06)%
Ratios to average net assets (annualized)
Gross expenses	2.01%	2.01%	2.00%	2.02%
Net expenses	1.97%	1.98%	2.00%	2.00%
Net investment loss	(0.90)%	(0.83)%	(0.83)%	(0.45)%
Supplemental data
Portfolio turnover rate	32%	26%	41%	31%
Net assets, end of period (000s omitted)	$6,316	$9,020	$11,743	$16,154

1.	For the period from August 26, 2011 (commencement of class operations) to September 30, 2011

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Opportunity Fund	19

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2009
CLASS C	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$45.27	$38.49	$31.91	$34.15	$29.12	$23.66
Net investment loss	(0.42)[2]	(0.35)[2]	(0.31)[2]	(0.18)[2]	(0.25)[2]	(0.17)[2]
Net realized and unrealized gains (losses) on investments	6.31	8.65	6.89	(2.06)	5.41	5.63

Total from investment operations	5.89	8.30	6.58	(2.24)	5.16	5.46
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.13)	0.00
Net realized gains	(3.06)	(1.52)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(3.06)	(1.52)	0.00	0.00	(0.13)	0.00
Net asset value, end of period	$48.10	$45.27	$38.49	$31.91	$34.15	$29.12
Total return[3]	13.48%	22.41%	20.62%	(6.56)%	17.76%	23.08%
Ratios to average net assets (annualized)
Gross expenses	2.01%	2.01%	2.00%	2.02%	2.07%	2.08%
Net expenses	1.97%	1.98%	2.00%	2.00%	2.04%	2.04%
Net investment loss	(0.88)%	(0.83)%	(0.83)%	(0.50)%	(0.87)%	(0.63)%
Supplemental data
Portfolio turnover rate	32%	26%	41%	31%	42%	55%
Net assets, end of period (000s omitted)	$42,940	$43,209	$42,720	$45,096	$277	$150

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2009
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$48.50	$40.74	$33.44	$35.44	$29.95	$24.10
Net investment income	0.08	0.06 [2]	0.09	0.07 [2]	0.04 [2]	0.13 [2]
Net realized and unrealized gains (losses) on investments	6.75	9.22	7.21	(2.07)	5.59	5.72

Total from investment operations	6.83	9.28	7.30	(2.00)	5.63	5.85
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.14)	0.00
Net realized gains	(3.06)	(1.52)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(3.06)	(1.52)	0.00	0.00	(0.14)	0.00
Net asset value, end of period	$52.27	$48.50	$40.74	$33.44	$35.44	$29.95
Total return[3]	14.60%	23.59%	21.83%	(5.64)%	18.84%	24.27%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.10%	1.09%	1.09%	1.14%	1.17%
Net expenses	1.00%	1.00%	1.00%	1.03%	1.04%	1.04%
Net investment income	0.09%	0.13%	0.17%	0.17%	0.13%	0.51%
Supplemental data
Portfolio turnover rate	32%	26%	41%	31%	42%	55%
Net assets, end of period (000s omitted)	$253,121	$247,230	$395,493	$360,968	$190,054	$124,175

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Opportunity Fund	21

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$48.86	$40.93	$33.52	$35.45	$33.36
Net investment income	0.19 [2]	0.17	0.21	0.24 [2]	0.02 [2]
Net realized and unrealized gains (losses) on investments	6.83	9.28	7.20	(2.17)	2.07

Total from investment operations	7.02	9.45	7.41	(1.93)	2.09
Distributions to shareholders from
Net realized gains	(3.06)	(1.52)	0.00	0.00	0.00
Net asset value, end of period	$52.82	$48.86	$40.93	$33.52	$35.45
Total return[3]	14.89%	23.91%	22.11%	(5.44)%	6.26%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.83%	0.82%	0.83%	0.81%
Net expenses	0.75%	0.75%	0.75%	0.78%	0.81%
Net investment income	0.36%	0.41%	0.39%	0.61%	0.36%
Supplemental data
Portfolio turnover rate	32%	26%	41%	31%	42%
Net assets, end of period (000s omitted)	$29,335	$14,030	$10,804	$14,027	$11

1.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2009
INVESTOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$47.19	$39.79	$32.76	$34.82	$29.44	$23.76
Net investment income (loss)	(0.10)	(0.08)	(0.07)	(0.07)	(0.05)[2]	0.05 [2]
Net realized and unrealized gains (losses) on investments	6.59	9.00	7.10	(1.99)	5.49	5.63

Total from investment operations	6.49	8.92	7.03	(2.06)	5.44	5.68
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.06)	0.00
Net realized gains	(3.06)	(1.52)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(3.06)	(1.52)	0.00	0.00	(0.06)	0.00
Net asset value, end of period	$50.62	$47.19	$39.79	$32.76	$34.82	$29.44
Total return[3]	14.27%	23.24%	21.46%	(5.92)%	18.48%	23.91%
Ratios to average net assets (annualized)
Gross expenses	1.32%	1.32%	1.32%	1.32%	1.41%	1.46%
Net expenses	1.28%	1.29%	1.32%	1.32%	1.35%	1.35%
Net investment income (loss)	(0.19)%	(0.14)%	(0.15)%	(0.15)%	(0.17)%	0.21%
Supplemental data
Portfolio turnover rate	32%	26%	41%	31%	42%	55%
Net assets, end of period (000s omitted)	$1,147,730	$1,090,838	$1,006,114	$941,172	$1,115,250	$1,030,766

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Opportunity Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Opportunity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On September 30, 2014, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source

24	Wells Fargo Advantage Opportunity Fund	Notes to financial statements

at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent

Notes to financial statements	Wells Fargo Advantage Opportunity Fund	25

differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to net operating losses. At September 30, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated net investment loss	Accumulated net realized gains on investments
$4,246,816	$(4,246,816)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$324,016,089	$0	$0	$324,016,089
Consumer staples	88,159,761	0	0	88,159,761
Energy	162,174,828	0	0	162,174,828
Financials	257,282,395	0	0	257,282,395
Health care	283,263,306	0	0	283,263,306
Industrials	230,001,236	0	0	230,001,236
Information technology	391,937,944	0	0	391,937,944
Materials	132,308,939	0	0	132,308,939

Short-term investments
Investment companies	56,851,838	0	0	56,851,838
Total assets	$1,925,996,336	$0	$0	$1,925,996,336

Transfers in and transfers out are recognized at the end of the reporting period. At September 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

26	Wells Fargo Advantage Opportunity Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.70% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended September 30, 2014, the advisory fee was equivalent to an annual rate of 0.67% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.22% for Class A shares, 1.97% for Class B shares, 1.97% for Class C shares, 1.00% for Administrator Class shares, 0.75% for Institutional Class shares, and 1.28% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended September 30, 2014, Funds Distributor received $9,618 from the sale of Class A shares and $250 and $87 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Notes to financial statements	Wells Fargo Advantage Opportunity Fund	27

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2014 were $590,420,875 and $647,774,478, respectively.

6. CAPITAL SHARES

As a result of the transfer of assets from Funds Management, former program manager of the 529 college savings plans for the State of Wisconsin, to a new program manager, the Fund redeemed assets from its Administrator Class on October 26, 2012 with a value of $119,822,271, representing 6.55% of the Fund. This amount is reflected in the Statement of Changes in Net Assets for the year ended September 30, 2013.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended September 30, 2014, the Fund paid $2,969 in commitment fees.

For the year ended September 30, 2014, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $117,124,405 and $64,500,372 of long-term capital gain for the years ended September 30, 2014 and September 30, 2013, respectively.

As of September 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$15,991,033	$180,532,510	$585,881,510

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Advantage Opportunity Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Opportunity Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, and for each of the periods within the period from November 1, 2009 through September 30, 2010, and the year ended October 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Opportunity Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 21, 2014

Other information (unaudited)	Wells Fargo Advantage Opportunity Fund	29

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $117,124,405 was designated as long-term capital gain distributions for the fiscal year ended September 30, 2014.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Opportunity Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Opportunity Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Opportunity Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Opportunity Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to

Other information (unaudited)	Wells Fargo Advantage Opportunity Fund	33

other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for the five- and ten-year periods under review, and lower than the average performance of the Universe for the one- and three-year periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Russell 3000® Index, for the five- and ten-year periods under review, and lower than its benchmark for the one- and three-year periods under review.

The Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and its benchmark for the one- and three- year periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance. The Board also noted that the Fund changed its investment strategies in 2013 from investing principally in equity securities of medium-capitalization companies to investing principally in equity securities of companies of all market capitalizations. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all classes other than the Investor Class. Funds Management noted that the expense Group for the Investor Class changed from the expense Group used in 2013, and had it remained the same, the Fund’s net operating expense ratio for the Investor Class would have been in range of the median net operating expense ratio of its expense Group. The Board also noted favorably an agreed-upon reduction of 0.03% in the net operating expense ratio cap of the Fund’s Investor Class.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund’s Administrator and Institutional share classes were in range of the average rates for their respective expense Groups, although the Management Rates of the Fund’s Investor Class and Class A were higher than their respective expense Groups. The Board viewed favorably the fact that net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all classes other than the Investor Class. The Board also noted favorably the agreed-upon reduction of 0.03% in the net operating expense ratio cap of the Fund’s Investor Class.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those

34	Wells Fargo Advantage Opportunity Fund	Other information (unaudited)

of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage Opportunity Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

228296 11-14 A232/AR232 09-14

Wells Fargo Advantage

Special Mid Cap Value Fund

Annual Report

September 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Special Mid Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite macroeconomic challenges, U.S. economic numbers showed improvement.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Special Mid Cap Value Fund for the 12-month period that ended September 30, 2014. The period was marked by heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine and later as Islamic militants (formerly known as ISIS) gained territory in Iraq and Syria. Toward the end of the reporting period, market volatility increased as renewed fears of slowing global growth took hold, and investors began to price in expectations that the U.S. Federal Reserve (Fed) was finally looking to raise short-term interest rates. Although mid-cap stocks (measured by the Russell Midcap® Index1) ended the period with a double-digit gain, small-cap stocks (measured by the Russell 2000® Index2) ended with a low single-digit return.

Major central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero. In January 2014, the FOMC began to reduce (or taper) its bond-buying program by $10 billion per month and continued the taper throughout the reporting period. Some anticipated this action would lead to higher interest rates, however, interest rates followed a downward trend throughout the end of the reporting period, despite short-term volatility. European markets continued to benefit from the European Central Bank’s (ECB’s) actions. In June 2014, the ECB announced a variety of measures aimed at encouraging lending, including cutting its key rate and imposing for the first time a negative interest rate on bank deposits held at the central bank. In September 2014, the ECB cut its key rate to a historic low—to 0.05%—and pushed the deposit rate for banks to -0.20%.

Although the geopolitical situation presented challenges, U.S. stock markets gained on positive economic data.

Geopolitical events were major obstacles throughout the reporting period. The ongoing standoff between the West (the U.S., Europe, and their allies) and Russia over Ukraine began in late 2013 and fed into stock market volatility early in 2014. The situation’s effect on the stock market faded as investors began to believe that the situation would not result in war, but as of September 2014, the situation had resulted in economic sanctions from the West against Russia. However, even as the market began to focus less on that situation, the advance of Islamic militants in Iraq and Syria led to airstrikes by the U.S. and its allies and fears of a regional war in the Middle East.

Despite macroeconomic challenges, U.S. economic numbers showed improvement. The unemployment rate continued its slow improvement, declining from 7.2% in October 2013 to 5.9% in September 2014. Gross domestic product (GDP) growth for the fourth quarter of 2013 was a solid 3.5% on an annualized basis, supporting the view of a recovering economy. Although investors received an unpleasant surprise when GDP growth for the first quarter of 2014 declined by 2.1% on an annualized basis, several commentators suggested that harsh winter weather may have dampened economic activity. Economic growth did accelerate in the second quarter of 2014, with an annualized GDP growth rate of 4.6%.

1.	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an index.

2.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Special Mid Cap Value Fund	3

Investors’ positive outlook for the U.S. economy contributed to a solid domestic stock market for most of the period. However, slowing global economic growth, combined with renewed geopolitical concerns (including protests in Hong Kong), caused stock market weakness in September 2014. Although the Russell Midcap Index ended the period with a 15.83% gain, small-cap stocks were hit harder by the late-period uncertainty; the Russell 2000 Index ended with a relatively modest 3.93% return. Value stocks outperformed growth stocks in both the small-cap and the mid-cap space.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Investors’ positive outlook for the U.S. economy contributed to a solid domestic stock market for most of the period.

4	Wells Fargo Advantage Special Mid Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

James M. Tringas, CFA, CPA

Bryant VanCronkhite, CFA, CPA

Average annual total returns1 (%) as of September 30, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFPAX)	7-31-2007	9.05	15.62	8.92	15.70	16.99	9.57	1.30	1.26
Class C (WFPCX)	7-31-2007	13.86	16.12	8.77	14.86	16.12	8.77	2.05	2.01
Class R6 (WFPRX)	6-28-2013	–	–	–	16.29	17.49	9.99	0.82	0.82
Administrator Class (WFMDX)	4-8-2005	–	–	–	15.89	17.14	9.70	1.14	1.14
Institutional Class (WFMIX)	4-8-2005	–	–	–	16.17	17.47	9.98	0.87	0.87
Investor Class (SMCDX)	12-31-1998	–	–	–	15.67	16.92	9.52	1.36	1.32
Russell Midcap® Value Index[4]	–	–	–	–	17.46	17.24	10.17	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Special Mid Cap Value Fund	5

Growth of $10,000 investment[5] as of September 30, 2014

1.	Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, the returns would be higher. Historical performance shown for Class A, Administrator Class, and Institutional Class shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

3.	The Adviser has committed through January 31, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.25% for Class A, 2.00% for Class C, 0.82% for Class R6, 1.14% for Administrator Class, 0.87% for Institutional Class, and 1.31% for Investor Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Special Mid Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell Midcap Value Index, for the 12-month period that ended September 30, 2014.

■	Disappointing stock selection and sector allocation in industrials, poor retail stock selection in the consumer discretionary sector, and the Fund’s cash position were some of the most notable causes of underperformance. These detractors were partially offset by favorable stock selection and sector allocation in the information technology (IT), consumer staples, and energy sectors.

■	Our investment process is based on evaluating companies according to their relative risk and return profiles, a process that we believe has proven itself over time.

The micro matters more than it used to, but the macro still dominates the headlines.

The past year has been full of mixed economic data and political unrest. The first half of the 12-month period was dominated by the conflict in Ukraine, which continued to make headlines through September 2014, even though its effect on the market lessened. Later in the period, the news flow was dominated by Islamic militants (formerly known as ISIS) in Syria and Iraq and the rapid spread of Ebola. On the economic front, news was dominated by the tapering (or reduction) of the U.S. Federal Reserve’s (Fed’s) bond-buying program known as quantitative easing and the uncertainty of how investors would react once the lifeline was removed. Throw in a harsh winter that negatively affected retail shopping demand and one would think it was a dismal year for the stock market. Yet despite all the turmoil, the equity market, as measured by the Russell Midcap Value Index, ended the 12-month period with a double-digit gain.

Ten largest equity holdings[6] (%) as of September 30, 2014
Church & Dwight Company Incorporated	3.17
Molson Coors Brewing Company	3.07
Republic Services Incorporated	2.91
Northern Trust Corporation	2.83
Cigna Corporation	2.81
Synopsys Incorporated	2.74
Symantec Corporation	2.67
DST Systems Incorporated	2.67
Ensco plc Class A	2.64
Brown & Brown Incorporated	2.60

Our stock selection process led to modest changes to the portfolio’s sector weightings during the period. We remained overweight the industrials and IT sectors because both groups offer an eclectic group of companies that, in our view, create unique investment opportunities. We increased the Fund’s consumer staples overweight and decreased the health care overweight. We remained heavily underweight utilities because our bottom-up stock analysis led us to conclude they were overvalued, offering low potential returns relative to expected risk. In the financials sector, we added to both the bank and insurance company positions, reducing the Fund’s underweight relative to the benchmark. Regions Financial Corporation is a new regional bank position, and ProAssurance Corporation, Loews Corporation, and FNF Group are all new insurance positions.

The consumer staples and energy sectors aided relative performance, but the industrials sector and the Fund’s cash position detracted.

An overweight to and stock selection in the consumer staples sector, as well as stock selection in the energy sector, aided relative performance. Consumer staples outperformance was led by Molson Coors Brewing Company, which beat analysts’ expectations over several quarters due to better-than-expected volume and margin growth. We also believe that the potential value creation from speculated merger scenarios is finding its way into Molson’s stock price. In the energy sector, good stock selection was led by onshore service companies Patterson Companies Incorporated, and C&J Energy Services Incorporated, which we no longer hold, but was partially offset by offshore service company Ensco plc. Our onshore stocks benefited from planned increases in spending on North American shale drilling. Patterson Companies Incorporated and C&J Energy Services used their balance sheet flexibility to build equipment and take advantage of the pending growth. Ensco was pressured by falling prices for its offshore drilling rigs due to softening global demand for offshore exploration work.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Special Mid Cap Value Fund	7

Stock selection in specialty retail in the consumer discretionary sector detracted from performance. Guess? Incorporated and Ascena Retail Group Incorporated, both suffered from weak overall consumer spending as well as a highly competitive promotional environment that pressured margins. In financials, our insurance positions detracted from performance as the group underperformed in a strong market. The majority of our insurance investments are in the property and casualty group, which tends to behave more defensively than the overall market and therefore lagged during the market rally of the past 12 months. We are comfortable with the Fund’s positioning in the insurance industry.

Sector distribution[7] as of September 30, 2014

We will continue to do what we always strive to do—protect our investors from risk that they are not compensated for taking.

We believe that our investment process, which is based on fundamental analysis, allows us to capitalize on the market’s mispricing of stocks and build a portfolio designed to compensate the Fund’s shareholders for assuming the risk of company ownership. Although the market can and will fluctuate according to the latest economic data points, we believe that the long-term value of a stock will be determined by the fundamentals of the underlying business. It is those fundamentals that are ultimately controlled by companies’ management teams and that are constantly analyzed by our team.

We further believe that the merits of this approach will become clearer as the Fed continues to remove liquidity from the market. We will continue to allow our well-defined, repeatable process to guide us through potential volatility, with the expectation that it should result in superior risk-adjusted returns over a full investment cycle.

Please see footnotes on page 5.

8	Wells Fargo Advantage Special Mid Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2014 to September 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2014	Ending account value 9-30-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,016.49	$6.32	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33	1.25%
Class C
Actual	$1,000.00	$1,012.73	$10.09	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10	2.00%
Class R6
Actual	$1,000.00	$1,019.23	$4.05	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05	0.80%
Administrator Class
Actual	$1,000.00	$1,017.50	$5.66	1.12%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.67	1.12%
Institutional Class
Actual	$1,000.00	$1,018.61	$4.30	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31	0.85%
Investor Class
Actual	$1,000.00	$1,016.26	$6.62	1.31%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.63	1.31%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2014	Wells Fargo Advantage Special Mid Cap Value Fund	9

Security name	Shares	Value

Common Stocks: 94.82%

Consumer Discretionary: 7.71%

Auto Components: 1.67%
Lear Corporation	205,500	$17,757,255

Diversified Consumer Services: 1.09%
Apollo Group Incorporated Class A †	458,100	11,521,215

Specialty Retail: 4.95%
Advance Auto Parts Incorporated	89,200	11,622,760
Ascena Retail Group Incorporated †	762,200	10,137,260
GameStop Corporation Class A «	498,700	20,546,440
Guess? Incorporated	465,200	10,220,444

		52,526,904

Consumer Staples: 8.13%

Beverages: 3.07%
Molson Coors Brewing Company	437,100	32,537,724

Food Products: 1.89%
TreeHouse Foods Incorporated †	249,800	20,108,900

Household Products: 3.17%
Church & Dwight Company Incorporated	478,900	33,599,624

Energy: 4.52%

Energy Equipment & Services: 2.63%
Ensco plc Class A «	677,126	27,972,075

Oil, Gas & Consumable Fuels: 1.89%
Cimarex Energy Company	63,810	8,073,879
Southwestern Energy Company †	341,800	11,945,910

		20,019,789

Financials: 22.89%

Banks: 3.99%
Hancock Holding Company	39,300	1,259,565
PacWest Bancorp	387,807	15,989,283
Regions Financial Corporation	2,501,300	25,113,052

		42,361,900

Capital Markets: 2.83%
Northern Trust Corporation	441,600	30,042,048

Consumer Finance: 1.57%
Ally Financial Incorporated †	719,561	16,650,642

Insurance: 13.07%
Allstate Corporation	377,400	23,161,038

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Special Mid Cap Value Fund	Portfolio of investments—September 30, 2014

Security name	Shares	Value

Insurance (continued)
Arch Capital Group Limited †	264,100	$14,451,552
Brown & Brown Incorporated	859,200	27,623,280
FNF Group	522,000	14,480,280
Loews Corporation	589,800	24,571,068
ProAssurance Corporation	539,400	23,771,358
Validus Holdings Limited	269,569	10,550,931

		138,609,507

REITs: 1.43%
Host Hotels & Resorts Incorporated	710,700	15,159,231

Health Care: 10.81%

Health Care Equipment & Supplies: 3.83%
C.R. Bard Incorporated	139,700	19,936,587
CareFusion Corporation †	456,700	20,665,675

		40,602,262

Health Care Providers & Services: 5.88%
Cigna Corporation	328,775	29,816,605
Patterson Companies Incorporated	439,300	18,200,199
Quest Diagnostics Incorporated	236,500	14,350,820

		62,367,624

Life Sciences Tools & Services: 1.10%
Covance Incorporated †	149,200	11,742,040

Industrials: 16.79%

Air Freight & Logistics: 1.28%
Expeditors International of Washington Incorporated	334,600	13,578,068

Commercial Services & Supplies: 3.96%
Clean Harbors Incorporated †	207,000	11,161,440
Republic Services Incorporated	791,400	30,880,428

		42,041,868

Construction & Engineering: 2.40%
EMCOR Group Incorporated	637,209	25,462,872

Electrical Equipment: 1.15%
Regal-Beloit Corporation	190,600	12,246,050

Machinery: 2.63%
Joy Global Incorporated	180,100	9,822,654
The Timken Company	425,300	18,028,467

		27,851,121

Professional Services: 1.63%
Towers Watson & Company Class A	173,700	17,283,150

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2014	Wells Fargo Advantage Special Mid Cap Value Fund	11

Security name	Shares	Value

Road & Rail: 1.32%
Ryder System Incorporated	155,400	$13,981,338

Transportation Infrastructure: 2.42%
Macquarie Infrastructure Company LLC	384,406	25,639,880

Information Technology: 18.03%

Electronic Equipment, Instruments & Components: 3.48%
Avnet Incorporated	504,300	20,928,450
Knowles Corporation †	603,800	16,000,700

		36,929,150

IT Services: 5.56%
Broadridge Financial Solutions Incorporated	471,715	19,637,495
CoreLogic Incorporated †	407,100	11,020,197
DST Systems Incorporated	338,020	28,366,638

		59,024,330

Semiconductors & Semiconductor Equipment: 2.34%
Lam Research Corporation	331,500	24,763,050

Software: 6.65%
Check Point Software Technologies Limited †«	189,800	13,141,752
Symantec Corporation	1,206,800	28,371,868
Synopsys Incorporated †	732,500	29,076,588

		70,590,208

Materials: 4.18%

Chemicals: 2.89%
Agrium Incorporated «	167,000	14,863,000
FMC Corporation	275,400	15,750,126

		30,613,126

Paper & Forest Products: 1.29%
International Paper Company	287,200	13,710,928

Utilities: 1.76%

Multi-Utilities: 1.76%
Ameren Corporation	428,800	16,435,904
SCANA Corporation	46,200	2,291,981

		18,727,885

Total Common Stocks (Cost $853,207,737)		1,006,021,764

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Special Mid Cap Value Fund	Portfolio of investments—September 30, 2014

Security name	Yield	Shares	Value

Short-Term Investments: 8.17%

Investment Companies: 8.17%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	52,025,444	$52,025,444
Wells Fargo Securities Lending Cash Investment, LLC (l)(u)(r)	0.11	34,620,375	34,620,375

Total Short-Term Investments (Cost $86,645,819)			86,645,819

Total investments in securities
(Cost $939,853,556) *	102.99%	1,092,667,583
Other assets and liabilities, net	(2.99)	(31,747,209)

Total net assets	100.00%	$1,060,920,374

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $939,810,799 and unrealized gains (losses) consists of:

Gross unrealized gains	$177,419,820
Gross unrealized losses	(24,563,036)

Net unrealized gains	$152,856,784

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—September 30, 2014	Wells Fargo Advantage Special Mid Cap Value Fund	13

Assets
Investments
In unaffiliated securities (including $33,395,193 of securities loaned), at value (cost $853,207,737)	$1,006,021,764
In affiliated securities, at value (cost $86,645,819)	86,645,819

Total investments, at value (cost $939,853,556)	1,092,667,583
Receivable for Fund shares sold	6,647,470
Receivable for dividends	1,337,060
Receivable for securities lending income	10,035
Prepaid expenses and other assets	80,925

Total assets	1,100,743,073

Liabilities
Payable for investments purchased	2,819,144
Payable for Fund shares redeemed	1,262,803
Payable upon receipt of securities loaned	34,620,375
Advisory fee payable	597,133
Distribution fees payable	18,030
Administration fees payable	252,672
Accrued expenses and other liabilities	252,542

Total liabilities	39,822,699

Total net assets	$1,060,920,374

NET ASSETS CONSIST OF
Paid-in capital	$802,694,548
Undistributed net investment income	2,342,269
Accumulated net realized gains on investments	103,069,530
Net unrealized gains on investments	152,814,027

Total net assets	$1,060,920,374

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$110,218,847
Shares outstanding – Class A1	3,372,295
Net asset value per share – Class A	$32.68
Maximum offering price per share – Class A2	$34.67
Net assets – Class C	$29,216,952
Shares outstanding – Class C1	918,113
Net asset value per share – Class C	$31.82
Net assets – Class R6	$4,013,169
Share outstanding – Class R6[1]	120,201
Net asset value per share – Class R6	$33.39
Net assets – Administrator Class	$187,968,452
Shares outstanding – Administrator Class[1]	5,672,272
Net asset value per share – Administrator Class	$33.14
Net assets – Institutional Class	$174,989,345
Shares outstanding – Institutional Class[1]	5,242,052
Net asset value per share – Institutional Class	$33.38
Net assets – Investor Class	$554,513,609
Shares outstanding – Investor Class[1]	16,741,542
Net asset value per share – Investor Class	$33.12

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Special Mid Cap Value Fund	Statement of operations—year ended September 30, 2014

Investment income
Dividends (net of foreign withholding taxes of $68,018)	$14,705,632
Securities lending income, net	53,307
Income from affiliated securities	33,155

Total investment income	14,792,094

Expenses
Advisory fee	6,429,328
Administration fees
Fund level	467,286
Class A	196,422
Class C	57,281
Class R6	232
Administrator Class	147,030
Institutional Class	84,393
Investor Class	1,867,836
Shareholder servicing fees
Class A	188,867
Class C	55,078
Administrator Class	363,250
Investor Class	1,458,400
Distribution fees
Class C	165,234
Custody and accounting fees	53,567
Professional fees	44,636
Registration fees	105,872
Shareholder report expenses	67,879
Trustees’ fees and expenses	12,516
Other fees and expenses	18,644

Total expenses	11,783,751
Less: Fee waivers and/or expense reimbursements	(205,498)

Net expenses	11,578,253

Net investment income	3,213,841

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	113,573,174
Net change in unrealized gains (losses) on investments	8,254,196

Net realized and unrealized gains (losses) on investments	121,827,370

Net increase in net assets resulting from operations	$125,041,211

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Special Mid Cap Value Fund	15

	Year ended September 30, 2014		Year ended September 30, 2013

Operations
Net investment income		$3,213,841		$3,331,355
Net realized gains on investments		113,573,174		70,990,815
Net change in unrealized gains (losses) on investments		8,254,196		85,516,377

Net increase in net assets resulting from operations		125,041,211		159,838,547

Distributions to shareholders from
Net investment income
Class A		(153,521)		(93,118)
Class C		0		(8,563)
Class R6		(162)		0 [1]
Administrator Class		(401,318)		(658,109)
Institutional Class		(404,780)		(244,254)
Investor Class		(867,730)		(2,631,470)
Net realized gains
Class A		(3,308,750)		0
Class C		(1,219,837)		0
Class R6		(1,896)		0 [1]
Administrator Class		(8,600,693)		0
Institutional Class		(5,036,509)		0
Investor Class		(40,164,061)		0

Total distributions to shareholders		(60,159,257)		(3,635,514)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,877,231	92,744,955	960,594	26,969,959
Class C	471,148	14,868,700	402,504	11,132,444
Class R6	132,701	4,514,252	871 [1]	25,000 [1]
Administrator Class	3,236,966	106,014,219	1,890,349	52,463,495
Institutional Class	4,004,579	132,390,867	1,577,476	43,782,546
Investor Class	4,602,000	149,483,779	8,143,586	227,606,643

		500,016,772		361,980,087

Reinvestment of distributions
Class A	98,387	2,992,506	3,565	84,185
Class C	37,117	1,103,131	342	7,968
Class R6	66	2,058	0 [1]	0 [1]
Administrator Class	286,133	8,814,496	26,960	643,292
Institutional Class	175,401	5,441,063	10,046	240,697
Investor Class	1,317,664	40,576,456	107,043	2,557,880

		58,929,710		3,534,022

Payment for shares redeemed
Class A	(859,046)	(28,107,230)	(126,510)	(3,446,521)
Class C	(91,752)	(2,901,821)	(25,007)	(681,439)
Class R6	(13,437)	(451,461)	0 [1]	0 [1]
Administrator Class	(1,663,467)	(53,560,740)	(771,769)	(21,171,155)
Institutional Class	(1,075,224)	(34,962,383)	(4,876,085)	(114,726,848)
Investor Class	(7,561,660)	(243,590,617)	(3,546,648)	(96,350,357)

		(363,574,252)		(236,376,320)

Net increase in net assets resulting from capital share transactions		195,372,230		129,137,789

Total increase in net assets		260,254,184		285,340,822

Net assets
Beginning of period		800,666,190		515,325,368

End of period		$1,060,920,374		$800,666,190

Undistributed net investment income		$2,342,269		$1,292,360

1.	For the period from June 28, 2013 (commencement of class operations) to September 30, 2013

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Special Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2009
CLASS A	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$30.36	$22.83	$17.84	$18.60	$15.98	$13.90
Net investment income	0.12 [2]	0.15 [2]	0.08 [2]	0.03	0.30	0.13 [2]
Net realized and unrealized gains (losses) on investments	4.47	7.60	4.94	(0.52)	2.49	2.14

Total from investment operations	4.59	7.75	5.02	(0.49)	2.79	2.27
Distributions to shareholders from
Net investment income	(0.09)	(0.22)	(0.03)	(0.27)	(0.17)	(0.19)
Net realized gains	(2.18)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(2.27)	(0.22)	(0.03)	(0.27)	(0.17)	(0.19)
Net asset value, end of period	$32.68	$30.36	$22.83	$17.84	$18.60	$15.98
Total return[3]	15.70%	34.23%	28.18%	(2.82)%	17.55%	16.67%
Ratios to average net assets (annualized)
Gross expenses	1.28%	1.29%	1.30%	1.29%	1.35%	1.35%
Net expenses	1.25%	1.25%	1.25%	1.25%	1.25%	1.23%
Net investment income	0.38%	0.54%	0.38%	0.14%	1.80%	0.94%
Supplemental data
Portfolio turnover rate	58%	87%	87%	78%	84%	106%
Net assets, end of period (000s omitted)	$110,219	$38,119	$9,545	$9,850	$10,497	$7,738

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Special Mid Cap Value Fund	17

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2009
CLASS C	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$29.73	$22.38	$17.60	$18.40	$15.85	$13.83
Net investment income (loss)	(0.04)	(0.07)[2]	(0.03)	(0.13)	0.24	0.02 [2]
Net realized and unrealized gains (losses) on investments	4.31	7.49	4.81	(0.49)	2.41	2.14

Total from investment operations	4.27	7.42	4.78	(0.62)	2.65	2.16
Distributions to shareholders from
Net investment income	0.00	(0.07)	0.00	(0.18)	(0.10)	(0.14)
Net realized gains	(2.18)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(2.18)	(0.07)	0.00	(0.18)	(0.10)	(0.14)
Net asset value, end of period	$31.82	$29.73	$22.38	$17.60	$18.40	$15.85
Total return[3]	14.86%	33.23%	27.16%	(3.52)%	16.76%	15.81%
Ratios to average net assets (annualized)
Gross expenses	2.03%	2.04%	2.06%	2.04%	2.09%	2.11%
Net expenses	2.00%	2.00%	2.00%	2.00%	2.00%	1.98%
Net investment income (loss)	(0.38)%	(0.25)%	(0.35)%	(0.60)%	1.64%	0.11%
Supplemental data
Portfolio turnover rate	58%	87%	87%	78%	84%	106%
Net assets, end of period (000s omitted)	$29,217	$14,913	$2,770	$1,714	$1,604	$707

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Special Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2014	2013[1]
Net asset value, beginning of period	$30.90	$28.69
Net investment income	0.41 [2]	0.06 [2]
Net realized and unrealized gains (losses) on investments	4.43	2.15

Total from investment operations	4.84	2.21
Distributions to shareholders from
Net investment income	(0.17)	0.00
Net realized gains	(2.18)	0.00

Total distributions to shareholders	(2.35)	0.00
Net asset value, end of period	$33.39	$30.90
Total return[3]	16.29%	7.70%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.81%
Net expenses	0.80%	0.81%
Net investment income	1.22%	0.73%
Supplemental data
Portfolio turnover rate	58%	87%
Net assets, end of period (000s omitted)	$4,013	$27

1.	For the period from June 28, 2013 (commencement of class operations) to September 30, 2013

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Special Mid Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2009
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$30.71	$23.09	$18.04	$18.80	$16.14	$13.99
Net investment income	0.15	0.20 [2]	0.11 [2]	0.06 [2]	0.31	0.17 [2]
Net realized and unrealized gains (losses) on investments	4.55	7.67	4.99	(0.54)	2.53	2.15

Total from investment operations	4.70	7.87	5.10	(0.48)	2.84	2.32
Distributions to shareholders from
Net investment income	(0.09)	(0.25)	(0.05)	(0.28)	(0.18)	(0.17)
Net realized gains	(2.18)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(2.27)	(0.25)	(0.05)	(0.28)	(0.18)	(0.17)
Net asset value, end of period	$33.14	$30.71	$23.09	$18.04	$18.80	$16.14
Total return[3]	15.89%	34.41%	28.30%	(2.72)%	17.66%	16.83%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.13%	1.14%	1.13%	1.17%	1.19%
Net expenses	1.12%	1.13%	1.13%	1.13%	1.14%	1.11%
Net investment income	0.48%	0.71%	0.50%	0.26%	1.65%	1.21%
Supplemental data
Portfolio turnover rate	58%	87%	87%	78%	84%	106%
Net assets, end of period (000s omitted)	$187,968	$117,087	$61,596	$62,122	$75,775	$95,005

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Special Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2009
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$30.91	$23.15	$18.10	$18.86	$16.19	$14.05
Net investment income	0.24	0.20 [2]	0.16	0.10	0.33	0.21 [2]
Net realized and unrealized gains (losses) on investments	4.57	7.81	5.01	(0.52)	2.56	2.14

Total from investment operations	4.81	8.01	5.17	(0.42)	2.89	2.35
Distributions to shareholders from
Net investment income	(0.16)	(0.25)	(0.12)	(0.34)	(0.22)	(0.21)
Net realized gains	(2.18)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(2.34)	(0.25)	(0.12)	(0.34)	(0.22)	(0.21)
Net asset value, end of period	$33.38	$30.91	$23.15	$18.10	$18.86	$16.19
Total return[3]	16.17%	34.90%	28.65%	(2.46)%	17.97%	17.04%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.85%	0.87%	0.86%	0.91%	0.92%
Net expenses	0.85%	0.85%	0.87%	0.86%	0.89%	0.85%
Net investment income	0.81%	0.72%	0.76%	0.52%	2.02%	1.46%
Supplemental data
Portfolio turnover rate	58%	87%	87%	78%	84%	106%
Net assets, end of period (000s omitted)	$174,989	$66,056	$125,623	$104,360	$129,945	$131,036

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Special Mid Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2009
INVESTOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$30.70	$23.08	$18.04	$18.80	$16.13	$13.97
Net investment income	0.08	0.15	0.07 [2]	0.02	0.28	0.14 [2]
Net realized and unrealized gains (losses) on investments	4.56	7.67	4.99	(0.53)	2.54	2.14

Total from investment operations	4.64	7.82	5.06	(0.51)	2.82	2.28
Distributions to shareholders from
Net investment income	(0.04)	(0.20)	(0.02)	(0.25)	(0.15)	(0.12)
Net realized gains	(2.18)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(2.22)	(0.20)	(0.02)	(0.25)	(0.15)	(0.12)
Net asset value, end of period	$33.12	$30.70	$23.08	$18.04	$18.80	$16.13
Total return[3]	15.67%	34.14%	28.04%	(2.88)%	17.53%	16.55%
Ratios to average net assets (annualized)
Gross expenses	1.34%	1.35%	1.37%	1.36%	1.44%	1.48%
Net expenses	1.31%	1.31%	1.31%	1.31%	1.31%	1.31%
Net investment income	0.24%	0.53%	0.32%	0.08%	1.57%	1.02%
Supplemental data
Portfolio turnover rate	58%	87%	87%	78%	84%	106%
Net assets, end of period (000s omitted)	$554,514	$564,465	$315,791	$336,239	$384,509	$362,184

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Special Mid Cap Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Special Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities

Notes to financial statements	Wells Fargo Advantage Special Mid Cap Value Fund	23

Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At September 30, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$(336,421)	$336,421

As of September 30, 2014, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $200,313 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the

24	Wells Fargo Advantage Special Mid Cap Value Fund	Notes to financial statements

lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$81,805,374	$0	$0	$81,805,374
Consumer staples	86,246,248	0	0	86,246,248
Energy	47,991,864	0	0	47,991,864
Financials	242,823,328	0	0	242,823,328
Health care	114,711,926	0	0	114,711,926
Industrials	178,084,347	0	0	178,084,347
Information technology	191,306,738	0	0	191,306,738
Materials	44,324,054	0	0	44,324,054
Utilities	18,727,885	0	0	18,727,885

Short-term investments
Investment companies	52,025,444	34,620,375	0	86,645,819
Total assets	$1,058,047,208	$34,620,375	$0	$1,092,667,583

Transfers in and transfers out are recognized at the end of the reporting period. At September 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.70% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended September 30, 2014, the advisory fee was equivalent to an annual rate of 0.69% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an

Notes to financial statements	Wells Fargo Advantage Special Mid Cap Value Fund	25

annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.25% for Class A shares, 2.00% for Class C shares, 0.82% for Class R6 shares, 1.14% for Administrator Class shares, 0.87% for Institutional Class shares, and 1.31% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2014, Funds Distributor received $29,220 from the sale of Class A shares and $492 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2014 were $647,213,700 and $517,916,414, respectively.

6. CAPITAL SHARES

As a result of the transfer of assets from Funds Management, former program manager of the 529 college savings plans for the State of Wisconsin, to a new program manager, the Fund redeemed assets from its Institutional Class on October 26, 2012 with a value of $106,263,279 representing 20.72% of the Fund. This amount is reflected in the Statement of Changes in Net Assets for the year ended September 30, 2013.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended September 30, 2014, the Fund paid $1,322 in commitment fees.

26	Wells Fargo Advantage Special Mid Cap Value Fund	Notes to financial statements

For the year ended September 30, 2014, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2014 and September 30, 2013 were as follows:

	Year ended September 30
	2014	2013
Ordinary income	$18,393,127	$3,635,514
Long-term capital gain	41,766,130	0

As of September 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$40,358,402	$65,210,942	$152,856,784	$(200,313)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Special Mid Cap Value Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Special Mid Cap Value Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, the period from November 1, 2009 through September 30, 2010, and the year ended October 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Special Mid Cap Value Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 21, 2014

28	Wells Fargo Advantage Special Mid Cap Value Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 48.81% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2014.

Pursuant to Section 852 of the Internal Revenue Code, $41,766,130 was designated as long-term capital gain distributions for the fiscal year ended September 30, 2014.

Pursuant to Section 854 of the Internal Revenue Code, $10,063,786 of income dividends paid during the fiscal year ended September 30, 2014 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2014, $16,565,616 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Special Mid Cap Value Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

30	Wells Fargo Advantage Special Mid Cap Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Special Mid Cap Value Fund	31

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Special Mid Cap Value Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to

32	Wells Fargo Advantage Special Mid Cap Value Fund	Other information (unaudited)

other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, Russell Midcap® Value Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all classes.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes except the Investor Class. However, the Board viewed favorably the fact that the net operating expense ratios of each share class of the Fund, including the Investor Class, were in range of the median net operating expense ratios of the expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Special Mid Cap Value Fund	33

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

34	Wells Fargo Advantage Special Mid Cap Value Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

228297 11-14 A234/AR234 09-14

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal	Fiscal
	year ended	year ended
	September 30, 2014	September 30, 2013
Audit fees	$270,080	$262,030
Audit-related fees	—	—
Tax fees (1)	34,470	33,660
All other fees	—	—

	$304,550	$295,690

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f)	Not applicable

(g)	Not applicable

(h)	Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date: November 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date: November 21, 2014

By:	/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date: November 21, 2014

By:	/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date: November 21, 2014